                                                                   EXHIBIT 10.37

           INDENTURE OF MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT,
                    FINANCING STATEMENT, FIXTURE FILING AND
               ASSIGNMENT OF LEASES, RENTS AND SECURITY DEPOSITS

                         Dated as of  January  , 1997
                                     from

                         ____________________________
                               having an address

                   ________________________________________
                      ___________________________________
                           ________________________

                                  as Grantor

                                      to

                    [             ] TITLE INSURANCE COMPANY
                             having an address at

                          ___________________________
                          ___________________________
                                  as Trustee
                              for the benefit of

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                             having an address at
                                60 Wall Street
                           New York, New York 10260

                                as Beneficiary

________________________________________________________________________________
            Prepared and drafted by and after recording, return to:
                           Martha Feltenstein, Esq.
                 c/o Skadden, Arps, Slate, Meagher & Flom LLP
                               919 Third Avenue
                           New York, New York 10022

                               TABLE OF CONTENTS


1.   DEFINITIONS.............................................................  6

2.   WARRANTY................................................................ 22

3.   PAYMENT AND PERFORMANCE OF OBLIGATIONS SECURED.......................... 24

4.   NEGATIVE COVENANTS...................................................... 24

5.   INSURANCE............................................................... 25

6.   CONDEMNATION AND INSURANCE PROCEEDS..................................... 29

7.   IMPOSITIONS, LIENS AND OTHER ITEMS...................................... 35

8.   FUNDS FOR TAXES AND INSURANCE........................................... 36

9.   LICENSE TO COLLECT RENTS................................................ 37

10.  SECURITY AGREEMENT...................................................... 38

11.  TRANSFERS, INDEBTEDNESS AND SUBORDINATE LIENS........................... 39

12.  MAINTENANCE OF TRUST ESTATE; ALTERATIONS; INSPECTION; UTILITIES......... 43

13.  LEGAL COMPLIANCE........................................................ 45

14.  BOOKS AND RECORDS, FINANCIAL STATEMENTS, REPORTS AND OTHER
     INFORMATION............................................................. 46

15.  COMPLIANCE WITH LEASES AND AGREEMENTS................................... 48

16.  BENEFICIARY'S RIGHT TO PERFORM.......................................... 50

17.  GRANTOR'S EXISTENCE; ORGANIZATION AND AUTHORITY......................... 50

18.  PROTECTION OF SECURITY; COSTS AND EXPENSES.............................. 51

19.  MANAGEMENT OF THE TRUST ESTATE.......................................... 51

20.  REMEDIES................................................................ 52

21.  APPLICATION OF PROCEEDS................................................. 57

22.  CERTAIN WAIVERS......................................................... 58

23.  NOTICE OF CERTAIN OCCURRENCES........................................... 58

24.  TRUST FUNDS............................................................. 58

25.  TAXATION................................................................ 58

26.  NOTICES................................................................. 59

27.  NO ORAL MODIFICATION.................................................... 59

                                                                            PAGE
                                                                            ----
28.  PARTIAL INVALIDITY...................................................... 59

29.  SUCCESSORS AND ASSIGNS.................................................. 59

30.  GOVERNING LAW........................................................... 59

31.  CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS....................... 60

32.  NO WAIVER............................................................... 64

33.  NON-RECOURSE OBLIGATIONS................................................ 64

34.  FURTHER ASSURANCES...................................................... 66

35.  ESTOPPEL CERTIFICATES................................................... 66

36.  INTENTIONALLY OMITTED................................................... 67

37.  INDEMNIFICATION BY GRANTOR.............................................. 67

38.  RELEASE OF PROPERTY..................................................... 68

39.  RATING AGENCY MONITORING................................................ 70

40.  ENVIRONMENTAL MATTERS................................................... 70

41.  RECOURSE NATURE OF CERTAIN INDEMNIFICATIONS............................. 72

42.  COUNTERPARTS............................................................ 72

43.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF
     BENEFICIARY............................................................. 72

44.  NO ENDORSEMENT.......................................................... 72

45.  SUBSTITUTE PROPERTY..................................................... 73

46.  DEFEASANCE.............................................................. 76

47.  DEFEASANCE COLLATERAL ACCOUNT........................................... 79

48.  RESERVES................................................................ 79

49.  SUBSTITUTE OR SUCCESSOR TRUSTEE......................................... 81

50.  LIABILITY OF TRUSTEE.................................................... 82

51.  BENEFICIARY AND TRUSTEE................................................. 82

52.  AS TO PROPERTY IN ARIZONA............................................... 88

                                                                            PAGE
                                                                            ----
53.  AS TO PROPERTY IN CALIFORNIA............................................ 89

54.  LIABILITY OF ASSIGNEES OF BENEFICIARY................................... 91

55.  SECURITIZATION.......................................................... 91

56.  SEPARATE LOANS.......................................................... 95


EXHIBIT A - LEGAL DESCRIPTION OF PROPERTIES
EXHIBIT B - ENVIRONMENTAL REPORTS

SCHEDULE 1  ALLOCATED LOAN AMOUNTS
SCHEDULE 2  PERMITTED ENCUMBRANCES AND OPERATING AGREEMENTS
SCHEDULE 3  SPECIAL ASSESSMENTS
SCHEDULE 4  SPECIFIED PROPERTIES
SCHEDULE 5  SEISMIC RETROFITTING WORK

                     INDENTURE OF MORTGAGE, DEED OF TRUST,
                   SECURITY AGREEMENT, FINANCING STATEMENT,
                         FIXTURE FILING AND ASSIGNMENT
                    OF LEASES, RENTS AND SECURITY DEPOSITS

          THIS INDENTURE OF MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT, FIXTURE FILING AND ASSIGNMENT OF LEASES, RENTS AND SECURITY DEPOSITS (herein, together with all amendments and supplements thereto, this "Mortgage"), dated as of the ____ day of January, 1997, is made by
---------
____________________________, [each] a ________ [limited
partnership/corporation/limited liability company] (collectively, "Grantor"),
                                                                   -------
having an address c/o _____________________, to [            ] Title Insurance
Company, having an address at  _____________________________ ("Trustee"), for
                                                               -------
the benefit of MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York banking corporation, having an address at 60 Wall Street, New York, New York 10260, together with its successors and assigns, "Beneficiary").
                                           -----------

                             W I T N E S S E T H :
                             -------------------

          WHEREAS, Grantor is the record and beneficial owner of the fee simple interests in the thirteen (13) Properties (as defined below), located on and comprising the land described in Exhibit "A-1-A-13" attached hereto
                                 -----------------
(collectively, the "Land"); and
                    ----

          WHEREAS, Beneficiary has agreed to make a loan to Grantor in the principal amount of Eighty Four Million Dollars ($84,000,000) (collectively, the "Loan"), which Loan shall be evidenced by the Note, of even date herewith
 ----
(together with all amendments, modifications, supplements, restatements, substitutions and replacements thereof or thereto, the "Note"), executed by
                                                        ----
Grantor in favor of Beneficiary, payable as specified therein, with a maturity date of January , 2022 or if such date is not a Business Day, on the next preceding Business Day (the "Maturity Date") or such earlier date as may be
                             -------------
required under the terms of the Note; and

          WHEREAS, the indebtedness evidenced by the Note and the other obligations of Grantor set forth in the other Loan Documents (as defined below) shall be secured by this Mortgage and the other Loan Documents; and

          WHEREAS, Grantor and Beneficiary intend these recitals to be a material part of this Mortgage.

          NOW, THEREFORE, in consideration of the Loan to Grantor evidenced by the Note and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees as follows:

          TO SECURE:

               (i) payment and performance of all covenants, conditions, liabilities and obligations of Grantor to Beneficiary contained in, and payment of the indebtedness evidenced by, the Note plus all interest payable thereunder; and

               (ii) payment and performance of all covenants, conditions, liabilities and obligations contained in this Mortgage and any extensions, renewals or modifications hereof; and

               (iii) payment and performance of all covenants, conditions, liabilities and obligations of Grantor contained in the Assignment of Leases, Rents and Security Deposits, dated as of the date hereof (together with any extensions, renewals or modifications thereof, the "Assignment of
                                                                  -------------
     Leases"), between Grantor, as assignor, and Beneficiary, as assignee, and
     ------
     the Cash Collateral Account, Security, Pledge and Assignment Agreement, dated as of the date hereof (together with any extensions, renewals or modifications thereof, the "Cash Collateral Agreement"), among Grantor, as
                                 -------------------------
     pledgor, _____________, as agent, and Beneficiary, as pledgee;


               (iv) and payment and performance of all covenants, conditions, liabilities and obligations of Grantor contained in each of the other Loan Documents (as defined below); and

               (v) without limiting the foregoing, payment of all indebtedness, liabilities, and amounts from time to time incurred by Beneficiary pursuant to the Note, this Mortgage or such other Loan Documents, even if the aggregate amount of the monetary obligation outstanding at any one time exceeds the face amount of the Note (all of the foregoing indebtedness, monetary liabilities and obligations set forth in clauses (i)-(iv) above and this clause (v), collectively, the "Indebtedness"); and
      ------------

               (vi) payment of the Indebtedness together with the payment and performance of all other covenants, conditions, liabilities and obligations described and set forth in clauses (i)-(v) above and in this clause (vi), collectively, the "Obligations."
                        -----------


                               GRANTING CLAUSES
                               ----------------

          NOW, THEREFORE, THIS MORTGAGE WITNESSETH: that Grantor, in consideration of the premises, the Indebtedness secured by the Note, the acceptance by Beneficiary of the trusts created hereby, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged (a) has mortgaged, warranted, granted, bargained, sold, alienated, released, confirmed, conveyed, pledged and assigned and (b) by these presents does hereby irrevocably grant and create a first priority Lien (as defined below), subject to the Permitted Encumbrances and the provisions hereof and of the other Loan Documents, on and security interest in, and does hereby MORTGAGE, WARRANT, GRANT A SECURITY INTEREST IN, GRANT, BARGAIN, SELL, ALIENATE, RELEASE, CONFIRM, CONVEY, PLEDGE, ASSIGN, TRANSFER AND SET OVER to Trustee, IN TRUST WITH POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION, for the benefit and use of Beneficiary and its successors and assigns forever, in the trusts created hereby all its estate, right, title and interest now owned or hereafter acquired in, to and under any and all the property (collectively, the "Trust Estate") described
                                                       ------------
in the following Granting Clauses:

               (A)  the Land;

               (B) all of Grantor's right, title and interest in and to the buildings, foundations, structures, improvements and fixtures now or hereafter located or erected on the Land (the "Improvements");
                                                    ------------

               (C) all of Grantor's right, title and interest, if any, in and to (i) all streets, avenues, roads, alleys, passages, places, sidewalks, strips and gores of land and ways, existing or proposed, public or private, adjacent to the Land, and all reversionary rights with respect to the vacation of said streets, avenues, roads, alleys, passages, places, sidewalks and ways in the land lying thereunder, (ii) all air, lateral support, drainage, oil, gas and mineral rights, options to purchase or lease, waters, water courses and riparian rights now or hereafter pertaining to or used in connection with the Land and/or Improvements,
     (iii) all and singular, the tenements, hereditaments, rights of way, easements, appendages and appurtenances and property now or hereafter belonging or in any way appertaining to the Land, and (iv) all estate, right, title, claim or demand whatsoever, either at law or in equity, in possession or expectancy, of, in and to the Land (collectively, the "Appurtenances");
      -------------

               (D) all of Grantor's right, title and interest in and to all of the machinery, appliances, apparatus, equipment, fittings, fixtures, materials, articles of personal property and goods of every kind and nature whatsoever, and all additions to and renewals and replacements thereof, and all substitutions therefor, now or hereafter affixed to, attached to, placed upon or located upon or in the Land, or any part thereof, and used in connection with the use, ownership, management, maintenance, enjoyment or operation of the Land in any present or future occupancy or use thereof and now owned or leased or hereafter owned or leased (to the extent permitted by the applicable Lease) by Grantor including, but without limiting the generality of the foregoing, all heating, lighting, laundry, cooking, incinerating, loading, unloading and power equipment, boilers, dynamos, stokers, engines, pipes, pumps, tanks, motors, conduits, switchboards, plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating, and communications apparatus, air cooling and air conditioning apparatus, building materials and equipment, elevators, escalators, carpeting, shades, draperies, awnings, screens, doors and windows, blinds, stoves, ranges, refrigerators, dishwashers, cabinets, office equipment, furniture and furnishings, partitions, ducts and compressors (other than equipment and personal property of tenants of the Land or the Improvements, or any part thereof) (hereinafter collectively called "Building Equipment"), and Grantor agrees
                                       ------------------
     to execute and deliver, from time to time, such further instruments (including, without limitation, any financing statements under the Uniform Commercial Code of the applicable State in which a Property is located (the "UCC")) as may be reasonably requested by Beneficiary to confirm the lien
      ---
     of this Mortgage on any Building Equipment or any Intangible;

          All such right, title and interest of Grantor in and to each of the 13 distinct parcels or sets of parcels of the Land, Grantor's interest in and to the Improvements and Building Equipment located thereon and such other property with respect thereto described in the foregoing Granting Clauses is herein called a "Property" and all such Properties are herein collectively called the
          --------
"Properties."
-----------

               (E) all of Grantor's right, title and interest as lessor or licensor, as the case may be, in, to and under all leases, underlettings, concession agreements and licenses of the Properties, or any part thereof, now existing or hereafter entered into by Grantor including, without limitation, any cash and securities deposited thereunder (collectively, the "Leases"), the grant of such cash and securities hereunder
                    ------
being expressly subject to the provisions of the applicable Leases, and all of Grantor's right, title and interest, subject to the provisions of Section 9, in
                                                                  ---------
the right to receive and collect the revenues, income, rents, issues, profits, royalties and other benefits payable under any of the Leases or otherwise arising from the use or enjoyment of all or any portion of the Properties (collectively, the "Rents");
                    -----

               (F)  subject to the provisions of Section 6 hereof, all of
                                                 ---------
     Grantor's right, title and interest in and to all proceeds, judgments, claims, compensation, awards or payments hereafter made to Grantor for the taking, whether permanent or temporary, by condemnation, eminent domain, or for any conveyance made in lieu of such taking, of the whole or any part of the Properties, including, without limitation, all proceeds, judgments, claims, compensation awards or payments for changes of grade of streets or any other injury to or decrease in the value of the Properties, whether direct or consequential, which said awards and payments are hereby assigned to Beneficiary, who is hereby authorized to collect and receive the proceeds thereof and to give proper receipts and acquittances therefor, and to apply the same toward the payment of the Indebtedness in such order as Beneficiary may determine in accordance with the provisions of this Mortgage without regard to the adequacy of Beneficiary's security hereunder and notwithstanding the fact that the amount thereof may not then be due and payable, and toward the payment of reasonable counsel fees, costs and disbursements incurred by Beneficiary in connection with the collection of such awards or payments; and Grantor hereby agrees, upon request, to make, execute and deliver any and all further assignments and other instruments sufficient for the purpose of confirming this assignment of said proceeds, judgments, claims, compensation awards or payments to Beneficiary, free, clear and discharged of any encumbrances of any kind or nature whatsoever other than the Permitted Encumbrances;

               (G)  subject to the provisions of Section 6 hereof, all of
                                                 ---------
     Grantor's right, title and interest in and to all unearned premiums paid under insurance policies now or hereafter obtained by Grantor to the extent the same insure the Properties and any other insurance policies required to be maintained pursuant to Section 5 hereof to the extent the same insure
                               ---------
     the Properties including, without limitation, liability insurance policies and Grantor's interest in and to all proceeds of the conversion and the interest payable thereon, voluntary or involuntary, of the Trust Estate, or any part thereof, into cash or liquidated claims including, without limitation, proceeds of casualty insurance, title insurance (other than liability insurance) or any other insurance maintained on or with respect to the Properties;

               (H) all right, title and interest of Grantor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and Appurtenances to, the Properties, hereafter acquired by or released to Grantor or constructed, assembled or placed by Grantor on the Properties, and all conversions of the security constituted thereby; immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, to the extent permitted by law, without any further mortgage, conveyance, assignment or other act by Grantor, any of such extensions, improvements, betterments, renewals, substitutes and replacements shall become subject to the Lien of this Mortgage as fully and completely, and with the same effect, as though now owned by Grantor and specifically described herein;

               (I) all of Grantor's right, title and interest in, to and under, to the extent the same may be encumbered or assigned by Grantor pursuant to the terms thereof without occurrence of a breach of default thereunder or a violation under applicable law, and without impairment of the validity or enforceability thereof, (i) any Operating Agreements (as defined below) and all contracts and agreements relating to the Properties (other than the Leases), and other documents, books and records related to the ownership and operation of the Properties; (ii) to the extent permitted by law, all consents, licenses (including, to the extent permitted by law, any licenses held by Grantor permitting the sale of liquor at any of the Properties the transfer and/or assignment of which is permitted by law without filing or other qualification), warranties, guaranties, building permits and government approvals relating to or required for the construction, completion, occupancy and operation of the Properties; (iii) all plans and specifications for the construction of the Improvements, including, without limitation, installations of curbs, sidewalks, gutters, landscaping, utility connections and all fixtures and equipment necessary for the construction, operation and occupancy of the Improvements; (iv) all such other contracts and agreements (other than the Leases) from time to time executed by Grantor relating to the ownership, leasing, construction, maintenance, operation, occupancy or sale of the Properties, together with all rights of Grantor to compel performance of the terms of such contracts and agreements; and (v) subject to the terms of the Cash Collateral Agreement, the Accounts (as defined below) and any funds in such Accounts from time to time (it being understood that at such time as Grantor shall withdraw any amounts from any Accounts in accordance with the provisions of the Cash Collateral Agreement, the same shall cease to constitute part of the Trust Estate);

               (J) to the extent the same may be encumbered or assigned by Grantor pursuant to the terms thereof and to the extent permitted by law, all of Grantor's right, title and interest in, to and under escrows, documents, instruments, and general intangibles, as the foregoing terms are defined in the UCC, in any case which now or hereafter relate to, are derived from, or are used in connection with the Properties, and all contract rights, franchises, books, records, plans, specifications, permits, licenses, approvals, actions and causes of action which now or hereafter relate to, are derived from or used in connection with the Properties or the use, operation, maintenance, occupancy or enjoyment thereof or the conduct of any business or activities thereon (collectively, the property described in the foregoing paragraphs (F), (G), (H), (I) and this paragraph (J), the "Intangibles"); and
                              ------------

               (K) all of Grantor's right, title and interest in all proceeds, both cash and noncash, of the foregoing which may be sold or otherwise be disposed of pursuant to the terms hereof.

          TO HAVE AND TO HOLD THE TRUST ESTATE hereby conveyed, or mentioned and intended so to be, whether now owned or held or hereafter acquired, subject only to the Permitted Encumbrances, unto Trustee for the benefit and use of Beneficiary, its successors and assigns, forever, upon the terms and conditions set forth herein.

          IN TRUST FOREVER, WITH POWER OF SALE (to the extent permitted by applicable law), upon the terms and trusts set forth herein and to secure the performance of, and compliance with, the obligations, covenants and conditions of this Mortgage and the other Loan Documents all as herein set forth.

          1.   Definitions.  Wherever used in this Mortgage, the following
               -----------
terms, and the singular and plural thereof, shall have the following meanings. All capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Note:

          Accounts:  Shall mean, collectively, the Operating Account, the
          --------
Interest Escrow Account, the Repair Reserve Account, the TI and Leasing Reserve Account, the Deferred Maintenance Reserve Account, the Replacement Reserve Account and the Mortgage Escrow Account and any and all of Grantor's other accounts, general intangibles, chattel paper, cash or monies, wherever located, whether in the form of cash or checks, and all cash equivalents including all deposits and certificates of deposit, instruments, whether negotiable or non-negotiable, debt notes both certificated and uncertificated, repurchase obligations for underlying notes of the types described herein, and commercial paper (it being agreed that all of the foregoing must at all times qualify as Permitted Investments (as defined in the Cash Collateral Agreement)), (a) received in connection with the sale or other disposition of all or any of the Properties, (b) maintained by Grantor in a segregated account in trust for the benefit of Beneficiary, or (c) held by Beneficiary, but not any account maintained by Grantor or an Affiliate of Grantor or cash or cash equivalents that have been disbursed to Grantor in accordance with the Cash Collateral Agreement.

          Affiliate:  Shall mean, with respect to any specified Person, any
          ---------
other Person directly or indirectly controlling or controlled by or under direct or indirect common control with, or any general partner in, such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or other beneficial interest, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

          Aggregate Alteration Threshold Amount:  Shall mean $4,000,000.
          -------------------------------------

          Allocated Loan Amount:  Shall mean the portion of the Principal
          ---------------------
Indebtedness allocated, solely for purposes of performing certain calculations hereunder, to each Property as set forth in Schedule 1 annexed hereto and made a
                                            ----------
part hereof, as such amounts shall be adjusted from time to time as hereinafter set forth. In the case of a Total Loss of any one or more specific Properties in accordance with Section 6(d) where the Proceeds are less than 125% of the
                ------------
Allocated Loan Amount, each Allocated Loan Amount shall be increased by an amount equal to the product of (a) the difference between 125% of the applicable Allocated Loan Amount and the Proceeds, and (b) a fraction, the numerator of which is the applicable Allocated Loan Amount (prior to the adjustment in question) and the denominator of which is the Principal Indebtedness prior to the adjustment to the Principal Indebtedness resulting in the recalculation of the Allocated Loan Amount. All calculations made pursuant to this Mortgage with respect to an Allocated Loan Amount (including Premium or scheduled interest payments on an Allocated Loan Amount) shall be certified to Beneficiary by Grantor pursuant to an Officer's Certificate.

          Alteration:  As defined in Section 12 hereof.
          ----------                 ----------

          Approved Banks:  Shall mean banks or other financial institutions
          --------------
which have a minimum long-term unsecured debt rating of at least "AA" by each of the Rating Agencies, or if any such bank or other financial institution is not rated by all the Rating Agencies, then a minimum long-term rating of at least "AA" or its equivalent by two of the Rating Agencies.

          Appurtenances:  As defined in Granting Clause (D) hereof.
          -------------

          Assignee:  As defined in Section 64 hereof.
          --------                 ----------

          Assignment of Leases:  As defined in the recitals hereof.
          --------------------

          Beneficiary:  As defined in the introductory paragraph hereof.
          -----------

          Best:  As defined in Section 5(b).
          ----                 ------------

          Building Equipment:  As defined in Granting Clause (E) hereof.
          ------------------

          Business Day:  Shall mean any day except a Saturday, a Sunday or
          ------------
any other day on which commercial banks in the States of New York are authorized or obligated by law, governmental decree or executive order to be closed.

          Cash:  Coin or currency of the government of the United States of
          ----
America.

          Cash and Cash Equivalents:  Shall mean any or a combination of the
          -------------------------
following: (i) Cash, and (ii) U.S. Government Obligations.

          Cash Collateral Agreement:  As defined in the recitals hereof.
          -------------------------

          Casualty Amount:  As defined in Section 6(b) hereof.
          ---------------                 ------------

          Closing Date:  Shall mean the date the Loan and the transactions
          ------------
contemplated hereby are consummated.

          Code:  Shall mean the Internal Revenue Code of 1986, as amended, and
          ----
any successor thereto, and any temporary or final regulations promulgated thereunder.

          Debt:  Shall mean, with respect to any Person at any time, (a)
          ----
indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (excluding trade obligations); (b) obligations of such Person as lessee under leases which should have been or should be, in accordance with GAAP, recorded as capital leases; (c) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA; (d) obligations issued for, or liabilities incurred on the account of, such Person; (e) obligations or liabilities of such Person arising under acceptance facilities; (f) obligations of such Person under any guarantees or other agreement to become secondarily liable for any obligation of any other Person, endorsements (in each case other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (g) obligations of such Person secured by any Lien on any property of such Person, whether or not the obligations have been assumed by such Person; or (h) obligations of such Person under any interest rate or currency exchange agreement.

          Debt Service:  Shall mean the scheduled amount of interest and
          ------------
principal due and payable in accordance with the Note during any applicable period.

          Debt Service Coverage Ratio:  Shall mean for any period the ratio of
          ---------------------------
Net Operating Income to Debt Service on the Note (based on a debt service constant on the Note of the greater of __% per annum and the actual debt service constant on the Note) for such period.

          Default:  Shall mean the occurrence or existence of any event or
          -------
condition which, with the giving of notice or the passage of time, or both, would constitute an Event of Default hereunder.

          Default Rate:  Shall have the meaning set forth in the Note.
          ------------

          Defeasance:  As defined in Section 46 hereof.
          ----------                 ----------

          Defeasance Collateral:  Shall mean Defeasance Eligible Investments
          ---------------------
included in the Trust Estate as collateral pursuant to Sections 38, 45 and 46
                                                       ----------------------
hereof (including, without limitation, all amounts then on deposit in the Defeasance Collateral Account).

          Defeasance Collateral Account:  As defined in Section 47 hereof.
          -----------------------------                 ----------

          Defeasance Eligible Investments:  Shall mean obligations or securities
          -------------------------------
not subject to prepayment, call or early redemption which are direct obligations of, or obligations fully guaranteed as to timely payment by, the United States of America or any agency or instrumentality of the United States of America, or the obligations of which are backed by the full faith and credit of the United States of America, the ownership of which will not cause Beneficiary to be an "investment company" under the Investment Company Act of 1940, as amended, as evidenced by an Opinion of Counsel accept able to Beneficiary, and which qualify under (S) 1.860G-2(a)(8) of the Treasury regulations. All such obligations or securities shall mature or be redeemable, or provide for payments of interest thereon, on or prior to the Business Day preceding the date such amounts are required to be applied under this Mort gage.

          Deferred Maintenance Reserve Account:  As defined in the Cash
          ------------------------------------
Collateral Agreement.

          Deferred Maintenance Reserve Amount:  As defined in Section 48(c)
          -----------------------------------
hereof.

          Direct Beneficial Owner:  Shall mean such Persons who own any direct
          -----------------------
ownership interest in Grantor.

          Environmental Certificate:  As defined in Section 40(b) hereof.
          -------------------------                 -------------

          Environmental Claim:  Shall mean any claim, action, cause of action,
          -------------------
investigation or written notice by any Person alleging potential liability (including potential liability for investigatory costs, cleanup costs, natural resource damages, property damages, personal injuries or penalties) arising out of, based upon or resulting from (a) the presence, threatened presence, release or threatened release into the environment of any Hazardous Substances from or at the Properties, or (b) the violation, or alleged violation, of any Environmental Law, relating to the Properties, in either case, occurring or arising at any time prior to the taking of possession of the applicable Property or Properties by Beneficiary or any Person (other than Grantor or an Affiliate of Grantor) acting through or on behalf of Beneficiary.

          Environmental Event:  As defined in Section 40(b) hereof.
          -------------------                 -------------

          Environmental Laws:  Shall mean all present or future federal,
          ------------------
state and local laws, statutes, rules, ordinances, and regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including, without limitation laws, statutes, rules, ordinances and regulations relating to emissions, discharges, releases of Hazardous Substances, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. (S)(S) 9601 et seq.; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. (S)(S) 6901 et seq.; the Toxic Substance Control Act, 15 U.S.C. (S)(S) 2601 et seq.; the Water Pollution Control Act (also known as the Clean Water Act), 33 U.S.C. (S) 1251 et seq.; the Clean Air Act, 42 U.S.C. (S) 7401 et seq.; and the Hazardous Materials Transportation Act, 49 U.S.C. (S) 1801 et seq., as the same may be hereafter amended or modified.

          Environmental Reports:  As defined in Section 40(a) hereof.
          ---------------------                 -------------

          ERISA:  Shall mean the Employee Retirement Income Security Act of
          -----
1974, as amended from time to time, and the regulations promulgated thereunder.

          Events of Default:  Shall mean the occurrence of any of the
          -----------------
following, each of which shall constitute an Event of Default under this
Mortgage:

          (a) (i) Failure to make any payment of interest or principal on the Note when due, or (ii) failure to pay the principal balance of the Note when due; or

          (b) Grantor fails to pay any other amount payable pursuant to this Mortgage or the Note when due and payable in accordance with the provisions hereof, with such failure continuing for fifteen (15) days after Beneficiary delivers written notice thereof to Grantor; or

          (c)  (i) Failure to keep in force the insurance required by Section 5
                                                                     ---------
of this Mortgage, or (ii) failure to comply (with such default continuing for five (5) days without notice from Beneficiary) with any other covenants set forth in Section 5 of this Mortgage; or
         ---------

          (d)  Any default under the terms of Section 7 (subject to the terms of
                                              ---------
Section 7(c)) beyond any applicable time periods set forth therein, with such
------------
default continuing for ten (10) days after Beneficiary delivers written notice thereof to Grantor, or the incurrence of any Debt in violation of Section 11(c),
                                                                  -------------
11(f) of this Mortgage or the occurrence of any Transfer in violation
-----
of Sections 11(a) or 11(b) (but subject to the terms of Section 11(d), 11(f)
   -----------------------                              --------------------
of this Mortgage; or

          (e) Grantor shall fail to observe or perform any covenant or agreement contained in this Mortgage (other than those covered by clauses (a) through (d) above) for 30 days after written notice thereof has been given to Grantor by Beneficiary;

          (f) Any representation, warranty, certification or statement made by Grantor in this Mortgage or in any certificate, financial statement or other document delivered pursuant to this Mortgage shall prove to have been incorrect in any material respect when made (or deemed made);

          (g)  Any attempt by Grantor to assign its rights under this Mortgage;
or

          (h) Any other default in the performance or payment, or breach, of any material covenant, warranty, or agreement of Grantor contained herein or in any other Loan Document (other than a covenant, or agreement, a default in the performance or payment of or the breach of which is specifically addressed elsewhere in this definition), which default is not cured within thirty (30) Business Days after receipt by Grantor of notice from Beneficiary in writing of such breach. If cure of such default (a) would require performance of an Obligation other than payment of Indebtedness to Grantor and (b) cannot be effected within said 30 Business Day period despite Grantor's diligence in prosecuting such cure, then, provided Grantor commences to cure within said thirty (30) Business Day period and diligently prosecutes said cure to completion, subject only to Excusable Delays, the cure period provided hereunder shall be extended to such time as may be reasonably necessary to cure the default; provided, however, that such extended period shall in no event exceed 120 days plus time permitted for Excusable Delays; and provided, further, that Grantor shall provide Beneficiary with a written report and evidence of the progress of Grantor's cure efforts 90 days after commencement of such 120-day cure period. Notwithstanding the foregoing sentence, the cure period provided hereunder may be extended for one additional 120-day period, subject to Excusable Delays, if and only if (x) such default involves breach of a covenant (as distinct from a representation) and cure of such default would require physical construction or remedial work, and (y) such cure cannot with diligence be completed within the initial 120-day period. Grantor shall provide Beneficiary with an additional written report and evidence of the progress of Grantor's cure efforts 90 days after commencement of such additional 120-day cure period.

          (i) The entry by a court of (A) a decree or order for relief in respect of Grantor or its General Partner in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging Grantor or its General Partner a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of Grantor or its General Partner under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of Grantor or its General Partner or of any substantial part of either of their respective property, or ordering the winding up or liquidation of either of their respective affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of more than ninety (90) consecutive days; or

          (j) The commencement by Grantor or its General Partner of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of it in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by Grantor or its general partner of a petition or answer or consent seeking reorganization or relief under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by Grantor or its General Partner to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of Grantor or its General Partner or of any substantial part of any of either of their respective property, or the making by Grantor or its General Partner of an assignment for the benefit of creditors, or the admission by Grantor or its General Partner in writing of its inability to pay its debts generally as they become due, or the taking of official partnership action of Grantor or corporate action of its General Partner (or if, at any time, Grantor shall no longer be a partnership or the General Partner shall no longer be a corporation) in furtherance of any such action; or

          (k) one or more final nonappealable judgments or decrees in an aggregate amount of $100,000 as of such date shall be entered by a court or courts of competent jurisdiction against Grantor (other than any judgment as to which, and only to the extent, a reputable insurance company has acknowl edged coverage of such claim in writing) and (i) any such judgments or decrees shall not be stayed, discharged, paid, bonded or vacated within thirty (30) days or
(ii) enforcement proceedings shall be commenced by any creditor on any such judgments or decrees;

          (l) This Mortgage or any other Loan Document or any Lien granted hereunder or thereunder shall, in whole or in part, terminate, cease to be effective or cease to be a legally valid, binding and enforceable obligation of Grantor, or any Lien securing the Indebtedness shall, in whole or in part, cease to be a perfected first priority Lien, subject to the Permitted Encumbrances (except in any of the foregoing cases in accordance with the terms hereof or under any other Loan Document); or

          (m) Any "Event of Default" as defined in any Loan Document other than this Mortgage occurs.

          Exculpated Parties:  As defined in Section 33 hereof.
          ------------------                 ----------

          Excusable Delay:  Shall mean a delay due to acts of God,
          ---------------
governmental restrictions, stays, judgments, orders, decrees, enemy actions, civil commotion, fire, casualty, strikes, work stoppages, shortages of labor or materials or other causes beyond the reasonable control of Grantor, but lack of funds in and of itself shall not be deemed a cause beyond the control of Grantor.

          First Class:  Shall mean, with respect to any Property, a standard of
          -----------
operation and maintenance consistent with first-class properties comparable to and in the same metropolitan area as the applicable Property.

          GAAP:  Shall mean the generally accepted accounting principles set
          ----
forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such entity as may be in general use by significant segments of the U.S. accounting profession, to the extent such principles are applicable to the facts and circumstances on the date of determination.

          General Partner:  Shall mean Kilroy Realty Finance, Inc., a Delaware
          ---------------
corporation, which is the general partner of Grantor.

          Governmental Authority:  Shall mean any Federal, state or local
          ----------------------
government or any other political subdivision thereof exercising executive, legislative, judicial, regulatory or administrative functions.

          Grantor:  As defined in the introductory paragraph hereof.
          -------

          Hazardous Substance:  Shall mean any material waste or material
          -------------------
substance which is:

          (a) included within the definition of "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in or pursuant to any Environmental Law, or subject to regulation under any Environmental Law;

          (b) listed in the United States Department of Transportation Optional Hazardous Materials Table, 49 C.F.R. (S) 172.101 enacted as of the date hereof or hereafter amended, or in the United States Environmental Protection Agency List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 302, as enacted as of the date hereof or as hereafter amended; or

          (c) an explosive, radioactive, asbestos, polychlorinated biphenyl, oil or petroleum product.

          Impositions:  Shall mean all taxes (including all ad valorem,
          -----------
sales (including those imposed on lease rentals), use, single business, gross receipts, value added, intangible transaction, privilege or license or similar taxes), governmental assessments (including all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not commenced or completed within the term of this Mortgage), water, sewer or other rents and charges, excises, levies, fees (including license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Trust Estate and/or any Rents (including all interest and penalties thereon), which at any time prior to, during or in respect of the term hereof may be assessed or imposed on or in respect of or be a Lien upon (a) Grantor (including all income, franchise, single business or other taxes imposed on Grantor for the privilege of doing business in the jurisdiction in which the Trust Estate is located), (b) the Trust Estate, or any other collateral delivered or pledged to Beneficiary in connection with the Loan, or any part thereof, or any Rents therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Trust Estate or the leasing or use of all or any part thereof. Nothing contained in this Mortgage shall be construed to require Grantor to pay any tax, assessment, levy or charge imposed on (i) any tenant occupying any portion of the Property or (ii) Beneficiary in the nature of a franchise, capital levy, estate, inheritance, succession, income or net revenue tax.

          Improvements:  As defined in Granting Clause (C) hereof.
          ------------

          Indebtedness:  As defined in the recitals hereof.
          ------------

          Indemnified Environmental Parties:  As defined in Section 40 hereof.
          ---------------------------------                 ----------

          Indemnified Parties:  As defined in Section 37 hereof.
          -------------------                 ----------

          Indemnity: Shall mean the Indemnity Agreement, dated as of even date
          ---------
herewith, by Kilroy Realty Corp., for the benefit of Beneficiary.

          Independent Accountant:  Shall mean Deloitte & Touche LLP, or another
          ----------------------
firm of nationally recognized, independent certified public accountants selected by Grantor which is reasonably acceptable to Beneficiary.

          Independent Appraiser:  Shall mean an independent appraiser which is a
          ---------------------
member of the American Institute of Real Estate Appraisers selected by Grantor and having at least five (5) years of experience in the applicable real estate market where the applicable Property is located in the valuation of properties of the type being appraised.

          Independent Architect:  Shall mean an independent architect,
          ---------------------
engineer or construction consultant selected by Grantor, licensed to practice in the State where the applicable Property is located and having at least five (5) years of experience.

          Independent Director:  Shall mean an individual reasonably
          --------------------
satisfactory to Beneficiary who shall not have been at the time of such individual's appointment, and may not have been at any time during the preceding two years (i) a shareholder of, or an officer or employee of, Grantor or any of its shareholders, subsidiaries or affiliates, (ii) a customer of, or supplier to, Grantor or any of its shareholders, subsidiaries or affiliates, (iii) a person or other entity controlling any such shareholder, supplier or customer, or (iv) a member of the immediate family of any such shareholder, officer, employee, supplier or customer of any other director of Grantor. As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through ownership of voting securities, by contract or otherwise.

          Individual Environmental Matter:  As defined in Section 48(c).
          -------------------------------                 -------------

          Individual Threshold Amount:  Shall mean, with respect to the Property
          ---------------------------
described on Schedule 1 attached hereto as the [Kilroy Airport] Property,
             ----------
$1,000,000, and with respect to each other Property, the greater of $250,000 and five percent (5%) of the Allocated Loan Amount therefor.

          Individual Trustee:  Shall mean such person as is required by
          ------------------
applicable state law to perform the functions of Individual Trustee pursuant to
Section 52 hereof.
----------

          Insurance Requirements:  Shall mean all terms of any insurance
          ----------------------
policy required hereunder covering or applicable to any Property or any part thereof, all requirements of the issuer of any such policy, and all orders, rules, regulations and other requirements of which Grantor has notice of the national board of fire underwriters (or any other body exercising similar functions) applicable to or affecting any Property or any part thereof or any use of any Property or any part thereof.

          Intangibles:  As defined in Granting Clause (J) hereof.
          -----------

          Interest Escrow Account:  As defined in the Cash Collateral Agreement.
          -----------------------

          Jurisdictional Trustee:  As defined in Section 52 hereof.
          ----------------------                 ----------

          Land:  As defined in the recitals hereof.
          ----

          Leases:  As defined in Granting Clause (E) hereof.
          ------

          Legal Requirements:  As defined in Section 13(a) hereof.
          ------------------                 -------------

          Letter of Credit:  Shall mean an irrevocable, unconditional,
          ----------------
transferable, clean sight draft letter of credit in favor of Beneficiary and entitling Beneficiary to draw thereon in New York, New York, issued by a domestic Approved Bank or the U.S. agency or branch of a foreign Approved Bank, or if there are no domestic Approved Banks or U.S. agencies or branches of a foreign Approved Bank then issuing letters of credit, then such letter of credit may be issued by a domestic bank, the long term unsecured debt rating of which is the highest such rating then given by the Rating Agencies to a domestic commercial bank. If at any time the bank issuing any such Letter of Credit shall cease to be an Approved Bank, Beneficiary shall have the right immediately to draw down the same in full and hold the proceeds of such draw in accordance with the applicable provisions hereof, unless Grantor shall deliver a replacement Letter of Credit within thirty (30) days after Beneficiary delivers written notice to Grantor that such bank shall have ceased to be an Approved Bank.

          Lien:  Shall mean any mortgage, deed of trust, lien, pledge,
          ----
hypothecation, assignment, security interest, or any other encumbrance of, on or affecting the Trust Estate or any portion thereof or any interest therein, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialmen's and other similar liens and encumbrances.

          Loan:  As defined in the recitals hereof.
          ----

          Loan Amount:  Shall mean the aggregate Principal Amount of the
          -----------
Loan, which initially shall be $84,000,000.

          Loan Documents:  Shall mean this Mortgage, the Assignment of
          --------------
Leases, the Cash Collateral Agreement, the Indemnity, the Note, and any and all other agreements, instruments or documents executed by Grantor evidencing, securing or delivered in connection with the Loan and the transactions contemplated hereby.

          Manager's Consent:  Shall mean the Manager's Consent and Subordination
          -----------------
of Management Agreement, dated as of even date herewith.

          Material Adverse Effect:  Shall mean any event or condition that has a
          -----------------------
material adverse effect on (i) all of the Properties taken as a whole, (ii) the business, prospects, profits, operations or condition (financial or otherwise) of Grantor, or (iii) the ability of Grantor to repay the principal and interest of the Indebtedness as it becomes due.

          Material Alteration:  Shall mean any Alteration which, when
          -------------------
aggregated with all related Alterations constituting a single project, involves an estimated cost exceeding the greater of the Individual Threshold Amount with respect to Alterations (including the Alteration in question) being undertaken at a single Property at such time or the Aggregate Alteration Threshold Amount with respect to Alterations (including the Alteration in question) being undertaken at all the Properties at such time, but in either event, excluding any Alteration for which a Tenant is obligated to pay directly.

          Material Lease: means, with respect to any Property, any Lease which
          --------------
is for 10% or more of the net rentable square footage at such Property or which accounts for 15% or more of the cash flow at such Property.

          Maturity Date:  As defined in the recitals hereof.
          -------------

          Maximum Foreseeable Casualty Loss:  As defined in Section 5
          ---------------------------------                 ---------
hereof.

          Measuring Period:  As defined in Section 38(b) hereof.
          ----------------                 -------------

          Minimum Defeasance Collateral Requirement:  Shall mean, with respect
          -----------------------------------------
to a Property Release or a substitution pursuant to Section 46 hereof resulting
                                                    ----------
in a Defeasance, Defeasance Collateral in an amount sufficient to pay (x) 125% of the Allocated Loan Amount applicable to the Property which is the subject of the Property Release or substitution, and sufficient to pay scheduled interest and principal payments (such payments, the "Defeasance Debt Service Payments")
                                            --------------------------------
on the portion of the Loan equal to such Allocated Loan Amount on such Property or Replaced Property, as the case may be, assuming an interest rate on the Note equal to the greater of __% and the actual interest rate on the Note, through and including the Reset Date (as defined in the Note) together with the outstanding principal balance of the Note as of the

Reset Date. Sufficient portions of the Defeasance Collateral must mature on or before the dates when such amounts are required to be applied to pay Defeasance Debt Service Payments when due.

          Monthly TI and Leasing Reserve Amount:  As defined in Section 48(b)
          -------------------------------------                 -------------
hereof.

          Monthly Replacement Reserve Amount:  As defined in Section 48(d)
          ----------------------------------
hereof.

          Mortgage:  As defined in the recitals hereof.
          --------

          Mortgage Escrow Account:  As defined in Section 8(a) hereof.
          -----------------------                 ------------

          Mortgage Escrow Amounts:  As defined in Section 8(a) hereof.
          -----------------------                 ------------

          Mortgage Escrow Security:  As defined in Section 8(b) hereof.
          ------------------------                 ------------

          Net Operating Income:  Shall mean, with respect to any period, the
          --------------------
excess of Operating Income over Operating Expenses for such period.

          Nondisqualification Opinion:  Shall mean an opinion of tax counsel,
          ---------------------------
which shall be independent outside counsel, to the effect that a contemplated action would not materially adversely affect the federal income tax status as a REMIC, trust or other vehicle of any REMIC, trust or other vehicle in which the Loan may be included at the time such opinion is required.

          Nondisturbance Agreement:  As defined in Section 15(d) hereof.
          ------------------------                 -------------

          Note:  As defined in the recitals hereof.
          ----

          Obligations:  As defined in the recitals hereof.
          -----------

          Officer's Certificate:  Shall mean a certificate delivered to
          ---------------------
Beneficiary and signed by an officer of the General Partner of Grantor.

          Operating Account:  As defined in the Cash Collateral Agreement.
          -----------------

          Operating Agreements:  Shall mean the reciprocal easement
          --------------------
agreements, operating agreements and similar agreements affecting the ownership, use and operation of the Properties included in the Permitted Encumbrances listed on Schedule 2 hereto, as such agreements have been or may hereafter be
          ----------
amended, modified or supplemented.

          Operating Expenses:  Shall mean, for any period, without duplication,
          ------------------
all expenses paid or to be paid by Grantor during such period in connection with the ownership, operation, management, maintenance, repair and use of the Trust Estate, determined on an accrual basis, and, except to the extent otherwise provided in this definition, in accordance with GAAP. Operating Expenses specifically shall include (i) all payments required to be made pursuant to any Operating Agreements, (ii) legal, accounting, appraisal and other professional fees and disbursements in connection with the Note, and (iii) fees and expenses of Beneficiary (if any) paid by Grantor, and (iv) management fees, whether or not actually paid, equal to _ % of annual "base" or "fixed" Rent due under the Leases. Notwithstanding the foregoing, Operating

Expenses shall not include (1) depreciation or amortization, (2) income taxes or other Impositions in the nature of income taxes, (3) any expenses (including legal, accounting and other professional fees, expenses and disbursements) incurred in connection with the making of the Loan or the sale, exchange, transfer, financing or refinancing of all or any portion of the Trust Estate or in connection with the recovery of insurance or condemnation proceeds which are applied to prepay the Note, (4) any expenses which in accordance with GAAP should be capitalized, (5) Debt Service, and (6) any item of expense which would otherwise be considered within Operating Expenses pursuant to the provisions above but is paid directly by any Tenant or reimbursed by the Tenant to Grantor.

          Operating Income:  Shall mean, for any period, all income of
          ----------------
Grantor during such period from the operation of the Trust Estate or, as applicable, a Property as follows:

               (i) all amounts payable to Grantor by any Person as rent and other amounts under Leases, license agreements, occupancy agreements or other agreements relating to the Trust Estate or, as applicable, a Property (including reimbursements and percentage rents);

               (ii)   rent insurance proceeds; and

               (iii) all other amounts which in accordance with GAAP are included in Grantor's annual financial statements as operating income attributable to the Trust Estate or, as applicable, a Property.

          Notwithstanding the foregoing, Operating Income shall not include (a) any condemnation or insurance proceeds (other than rent insurance proceeds or condemnation proceeds with respect to a temporary taking and, in either such case, only to the extent allocable to the applicable reporting period), (b) any proceeds resulting from the Transfer of all or any portion of a Property, (c) any rent attributable to a Lease prior to the date on which the actual payment of rent is required to commence thereunder, (d) any item of income otherwise includable in Operating Income but paid directly by any tenant to a Person other than Grantor, provided such item of income is an item of expense (such as payments for utilities paid directly to a utility company) and is otherwise excluded from the definition of Operating Expenses pursuant to clause (6) of the definition thereof, or (e) security deposits received from Tenants until forfeited. Operating Income shall be calculated on the accrual basis of accounting and, except to the extent otherwise provided in this definition, in accordance with GAAP.

          Opinion of Counsel:  Shall mean an opinion of counsel of a nationally
          ------------------
recognized law firm or other law firm reasonably acceptable to Beneficiary and, at any time that the Loan is included in any securitization transaction, the Rating Agencies, procured by Grantor and rendered at Grantor's sole cost and expense.

          Permitted Debt:  As defined in Section 11(c), 11(f) hereof.
          --------------                 --------------------

          Permitted Encumbrances:  Shall mean:
          ----------------------

               (i) Liens for Impositions not yet due and payable or Liens arising after the date hereof which are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted in accordance with Section 7(c) hereof;
                     ------------

               (ii) In the case of Liens arising after the date hereof, statutory Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens arising by operation of law, which are incurred in the ordinary course of business for sums which are being contested in good faith in accordance with Section 7(c);
                              ------------

               (iii) All immaterial easements, rights-of-way, restrictions and other similar charges or non-monetary encumbrances against real property and other agreements which do not materially and adversely affect (A) the ability of Grantor to pay any of its obligations to any Person as and when due, (B) the marketability of title to the Trust Estate, (C) the fair market value of the Trust Estate, or (D) the use or operation of the Trust Estate as of the Closing Date and thereafter;

               (iv) Those matters set forth in the "marked-up" commitment for Beneficiary's loan policy of title insurance concerning the Properties issued by the Title Company and agreed to by Beneficiary in Beneficiary's sole discretion;

               (v) Liens in favor of Beneficiary under this Mortgage and the other Loan Documents;

               (vi) Rights of existing and future Tenants, as tenants only, pursuant to Leases; and

               (vii) Such other title exceptions as Beneficiary and the applicable Rating Agencies may approve in writing in their sole discretion.

          Person:  Shall mean any individual, corporation, partnership,
          ------
joint venture, estate, trust, unincorporated association, and any federal, state, county or municipal government or any political subdivision thereof.

          Principal Amount:  Shall mean the principal amount of the Note, as
          ----------------
defined therein.

          Principal Indebtedness:  Shall mean the Principal Amount payable by
          ----------------------
Grantor under the Note.

          Proceeds:  As defined in Section 6 (b) hereof.
          --------                 -------------

          Properties:  As defined in Granting Clause (E) hereof.
          ----------

          Property Release:  Shall mean the release of a Replaced Property from
          ----------------
the lien and security interest of Beneficiary in this Mortgage and other Loan Documents relating to such Replaced Property, and the execution and delivery by Beneficiary of any agreements reasonably requested by Grantor to release and terminate or reconvey and reassign, such Mortgage; provided that such release and termination or reconveyance and reassignment shall be without recourse to Beneficiary and without any representation and warranty and Grantor shall be released from its obligations under the Loan Documents with respect to the Replaced Property; provided, further, that upon the release and termination or reconveyance and reassignment of Beneficiary's security interest in this Mortgage relating to the Replaced Property, all references herein to this Mortgage relating to the Replaced Property shall be deemed deleted; and provided, further, that upon any Property Release, Grantor shall cause to be delivered to Beneficiary in form and substance reasonably satisfactory to Beneficiary, at Grantor's sole cost and expense, an original title insurance policy endorsement, insuring Beneficiary's perfected first priority interest under this Mortgage in and to the remaining Properties in the Trust Estate following the Property Release.

          Qualifying Manager:  As defined in Section 19(a) hereof.
          ------------------                 -------------

          Rating Agencies:  Shall mean Standard & Poor's Ratings Services, Duff
          ---------------
& Phelps Credit Rating Co., Moody's Investors Services, Inc. and Fitch Investor Services, L.P. or, if such corporation shall for any reason no longer perform the functions of a securities rating agency, any other nationally recognized statistical rating agency designated by Beneficiary, provided, however, that at any time during which the Loan is an asset of a securitization, "Rating Agencies" shall mean the rating agencies that from time to time rate the securities issued in connection with such securitization.

          Renewal Lease:  As defined in Section 15(b) hereof.
          -------------                 -------------

          Rents:  As defined in Granting Clause (F) hereof.
          -----

          Repair Reserve Account:  As defined in the Cash Collateral Agreement.
          ----------------------

          Repair Reserve Amounts:  As defined in Section 48 hereof.
          ----------------------                 ----------

          Replaced Property:  As defined in Section 45(a) hereof.
          -----------------                 -------------

          Replacement Reserve Account:  As defined in the Cash Collateral
          ---------------------------
Agreement.

          Required Opinion:  Shall mean an Opinion of Counsel addressed to
          ----------------
Beneficiary and dated as of the date of delivery to the effect that (i) the Defeasance Collateral has been duly and validly assigned and delivered to Beneficiary, (ii) the security interest of Beneficiary for the ratable benefit of any certificateholder, with respect to the Defeasance Collateral, is a first priority perfected security interest as security for payment of the Note, which opinion may contain, and be subject to, conditions, exceptions and qualifications customarily included in such opinion, and (iii) making the payment which accompanies such opinion would not constitute an avoidable preference under Section 547 of the Bankruptcy Code or under applicable state law in the event of a filing of a petition for relief under the Bankruptcy Code or such applicable state law by or against Grantor, as to the portion of the defeasance Collateral that is equal to the fair market value of the Property being released in connection with such payment.

          Single Purpose Entity:  Shall mean a Person, other than an
          ---------------------
individual, which (i) is formed or organized solely for the purpose of holding, directly, an ownership interest in the Properties, (ii) does not engage in any business unrelated to the Properties and the financing thereof, (iii) has not and will not have any assets other than those related to its interest in the Properties or the financing thereof or any indebtedness other than the Loan and trade payables incurred in the ordinary course of business and paid within the time periods set forth in the Loan Documents, and in amounts not to exceed those set forth in the Loan Documents, (iv) maintains its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person, (v) holds itself out as being a Person, separate and apart from any other Person, (vi) does not and will not commingle its funds or assets with those of any other Person, (vii) conducts its own business in its own name; (viii) maintains separate financial statements, (ix) pays its own liabilities out of its own funds, (x) observes all partnership formalities or corporate formalities or limited liability company formalities, as applicable, (xi) maintains an arm's length relationship with its Affiliates, (xii) pays the salaries of its own employees, if any, and maintains a sufficient number of employees in light of its contemplated business operations, (xiii) does not guarantee or otherwise obligate itself with respect to the debts of any other Person or hold out its credit as being available to satisfy the obligations of any other Person, (xiv) does not acquire obligations or securities of its partners, members or shareholders, (xv) allocates fairly and reasonably shared expenses, including, without limitation, any overhead for shared office space, (xvi) uses separate stationery, invoices, and checks, (xvii) does not and will not pledge its assets for the benefit of any other Person or make any loans or advances to any other Person, (xviii) does and will correct any known misunderstanding regarding its separate identity, (xix) maintains adequate capital in light of its contemplated business operations, and (xx) has and will have a partnership or operating agreement, certificate of incorporation or other organizational document which complies with the standards and requirements for a Single Purpose Entity set by the Rating Agencies at such time. In addition, if such Person is a limited partnership, (1) all general partners of such Person shall be Single Purpose Entities, and (2) if such Person has more than one general partner, then the organizational documents shall provide that such Person shall continue (and not dissolve) for so long as a solvent general partner exists. In addition, if such Person is a corporation, then, at all times: (a) such Person shall have at least [two (2)] Independent Directors, and (2) the board of directors of such Person may not take any action requiring the unanimous affirmative vote of 100% of the members of the board of directors unless all of the directors, including an Independent Director, shall have participated in such vote. In addition, if such Person is a limited liability company, (1) the managing member shall be a Single Purpose Entity, (2) its articles of organization, certificate of formation and/or operating agreement, as applicable, shall provide that such entity will dissolve only upon the bankruptcy of the managing member, and (3) if such Person has more than one managing member, then the organizational documents shall provide that such Person shall continue (and not dissolve) for so long as a solvent managing member exists. In addition, such Person (1) without the unanimous consent of all of the partners, directors or members, as applicable, has not and will not with respect to itself or to any other Person in which it has a direct or indirect legal or beneficial interest (a) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or other similar official for such Person or all or any portion of such Person's properties, or (b) take any action that might cause such Person to become insolvent, (2) has and will maintain its books, records, resolutions and agreements as official records, (3) has held and will hold its assets in its own name, (4) has and will maintain its financial statements, accounting records and other entity documents separate and apart from any other Person, and (5) has not and will not identify its partners, members or shareholders, or any affiliates of any of them as a division or part of it.

          Specified Properties:  As defined in Section 38(b) hereof.
          --------------------                 -------------

          Substitute Property:  As defined in Section 45(a) hereof.
          -------------------                 -------------

          Taking:  Shall mean a temporary or permanent taking by any
          ------
Governmental Authority as the result or in lieu or in anticipation of the exercise of the right of condemnation or eminent domain, of all or any part of the Trust Estate, or any interest therein or right accruing thereto, including any right of access thereto or any change of grade affecting a Property or any part thereof.

          Tax Opinion:  Shall mean an Opinion of Counsel to the effect that a
          -----------
contemplated action (a) will not result in any deemed exchange pursuant to
Section 1001 of the Code of the Note; and (b) will not adversely affect the Note's or such other note's status as indebtedness for federal income tax purposes.

          Tenant:  Shall mean any Person leasing, subleasing or otherwise
          ------
occupying any portion of a Property.

          Threshold Amount:  Shall mean $4,000,000.
          ----------------

          TI and Leasing Reserve Account:  As defined in the Cash Collateral
          ------------------------------
Agreement.

          Title Company:  Shall mean Chicago Title Insurance Company.
          -------------

          Total Loss:  Shall mean (i) a casualty, damage or destruction of a
          ----------
Property, the cost of restoration of which (calculated in accordance with the provisions of Section 6 hereof) would exceed twenty-five percent (25%) of the
              ---------
applicable Allocated Loan Amount, and with respect to which Grantor is not required, under the applicable Leases to apply Proceeds to the restoration of such Property or (ii) a permanent Taking of twenty-five percent (25%) or more of the gross leasable area of a Property or so much of a Property, in either case, such that it would be impracticable, in Beneficiary's sole discretion, even after restoration, to operate such Property as an economically viable whole and with respect to which the applicable Lease does not require such restoration.

          Transfer:  Shall mean sell, assign, convey, transfer, pledge or
          --------
otherwise dispose of, or where used as a noun, a sale, assignment, conveyance, transfer, pledge or other disposition.

          Trust Estate:  As defined in the Granting Clauses hereof, which
          ------------
shall, in any event, exclude any and all Replaced Property, and include any and all Substitute Property.

          Trustee:  As defined in the recitals hereof.
          -------

          Trustees:  Shall mean the Trustee, the Individual Trustee together
          --------
with the Jurisdictional Trustee, all separate trustees and co-trustees appointed as provided in Section 52 hereof.
               ----------

          UCC:  As defined in Granting Clause (D) hereof.
          ---

          U.S. Government Obligations: Any direct obligations of the United
          ---------------------------
States Government, including, without limitation, treasury bills, notes and bonds.

          Work:  As defined in Section 6(b) hereof.
          ----                 ------------

          All accounting terms not specifically defined herein shall be construed in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. Unless otherwise specified herein or therein, all terms defined in this Mortgage shall have the defined meanings when used in any other Loan Document or in any certificate or other document made or delivered pursuant thereto.

          The words "hereof," "herein" and "hereunder" and words of similar import when used in this Mortgage shall refer to this Mortgage as a whole and not to any particular provision of this Mortgage, and section, schedule and exhibit references are to this Mortgage unless otherwise specified. The words "includes" and "including" are not limiting and mean "including without limitation."

          In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including;" the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

          References to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto executed in writing by all of the parties thereto and, if Beneficiary's consent was required for the original of any such document, consented to by Beneficiary. All references in this Mortgage to the plural of any document described herein shall mean all of such documents collectively.

          References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending, or replacing the statute or regulation.

          The captions and headings of this Mortgage are for convenience of reference only and shall not affect the construction of this Mortgage.


                   REPRESENTATIONS, WARRANTIES AND COVENANTS
                   -----------------------------------------

          Grantor represents and warrants to, and covenants and agrees with, Beneficiary as follows:

          2.   Warranty.  (a) Grantor owns good, indefeasible and insurable fee
               --------
simple title to the Land and the Improvements, subject only to the Permitted Encumbrances. This Mortgage upon its due execution and proper recordation is and will remain a valid and enforceable (and, with respect to all personalty (as to which security interests are governed by the UCC), upon proper recordation and the filing of a financing statement) perfected first Lien on and security interest on the Land, Improvements and such personalty subject to the Permitted Encumbrances. Grantor represents and warrants that none of the Permitted Encumbrances will adversely affect (i) the ability of

Grantor to pay any of its obligations to any Person as and when due, (ii) the marketability of title to the Trust Estate, (iii) the fair market value of the Trust Estate, or (iv) the use or operation of the Trust Estate as of the Closing Date and thereafter. Grantor, subject to its rights as set forth in Section 38 of this Mortgage, will preserve its fee simple title to the Trust Estate for so long as the Note remains outstanding and will warrant and defend same and the validity and priority of the Lien hereof from and against any and all claims whatsoever other than the Permitted Encumbrances.

          (b) This Mortgage and each of the Loan Documents executed by Grantor, is the legal, valid and binding obligation of Grantor, enforceable against Grantor in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditor's rights generally in effect from time to time.

          (c) Grantor owns good and insurable fee simple title to the Properties, subject only to the Permitted Encumbrances. Grantor will preserve its title to its Properties as warranted herein and will forever warrant and defend same and the validity and priority of the Lien hereof from and against any and all claims whatsoever;

          (d) On the date hereof, no portion of the Improvements at any Property has been materially damaged, destroyed or injured by fire or other casualty which is not now fully restored or in the process of being restored;

          (e) Grantor has, and will maintain in effect at all times until the Indebtedness and Obligations are satisfied in full, (i) all necessary material licenses, permits, authorizations, registrations and approvals to own, use, occupy and operate each of the Properties as an office or industrial building, as the case may be; (ii) full power and authority to carry on its business at each of the Properties as currently conducted. Prior to the date hereof, Grantor has not received any written notice of any currently uncured violation of any such licenses, permits, authorizations, registrations or approvals that could materially impair the value of the Property for which such notice was given or which would affect the use or operation of any Property in any material respect except for such matters as have been (i) previously disclosed to Beneficiary in writing or (ii) cured or remedied;

          (f) As of the date hereof, Grantor has not received any written notice of any Taking or threatened Taking of any Property or any portion thereof;

          (g) Each Property and the Equipment located on such Property constitutes all of the real property, equipment and fixtures currently owned by Grantor or used in the operation of the business located on such Property;

          (h) Each Property has adequate access to public streets, roads or highways;

          (i) Each Property constitutes a separate tax lot, with a separate tax assessment, independent of any other land or improvements, except as previously disclosed to Beneficiary in writing;

          (j) All utility services necessary for the operation of each Property have been connected and are available in adequate capacities directly from utility lines and without the need for private easements not presently existing; and

          (k) For so long as the Note remains unpaid, Grantor is not and shall not be an "employee benefit plan" (within the meaning of Section 3(3) of ERISA) to which ERISA applies and Grantor's assets do not and will not constitute plan assets.

          (l)  Grantor is and shall remain a Single Purpose Entity.

          3.   Payment and Performance of Obligations Secured.  Grantor shall
               ----------------------------------------------
promptly pay when due the principal of and interest on the Indebtedness and all other payment Obligations secured by this Mortgage, all in lawful money of the United States of America, and shall further perform fully and in a timely manner all Obligations of Grantor. All sums payable by Grantor hereunder shall be paid without demand, counterclaim, offset, deduction (except as required by law) or defense. Grantor waives all rights now or hereafter conferred by statute or otherwise to any such demand, counterclaim (other than mandatory counterclaims), setoff, deduction (except to the extent the same may not, by law, be waived) or defense.

          4.   Negative Covenants.  Grantor covenants and agrees that it shall
               ------------------
not:

          (a) incur, create or assume any indebtedness for borrowed money or Transfer or lease the Trust Estate or any interest therein, except as permitted under Sections 11 and 15 hereof;
      ------------------

          (b) engage, directly or indirectly, in any business other than that of entering into this Mortgage and the other Loan Documents to which Grantor is a party and the ownership, management, leasing, construction, development, operation and maintenance of the Trust Estate for its present and related uses;

          (c) make advances or make loans to any Persons or entities (including Affiliates of Grantor) or hold any investments (other than Permitted Investments, Defeasance Collateral and Cash and Cash Equivalents) under this Mortgage;

          (d)  partition any Property;

          (e) commingle its assets with the assets of any of its Affiliates except in connection with the Cash Collateral Agreement;

          (f)  guarantee any obligations of any Person;

          (g) enter into any new management agreement for any of the Properties without Beneficiary's consent;

          (h) enter into any agreement for the sale of any asset or transfer of any interest except as may be permitted hereby;

          (i) amend or modify any of its organizational documents without Beneficiary's consent;

          (j) dissolve, wind-up, terminate, liquidate, merge with or consolidate into another Person, except as expressly permitted pursuant to this Mortgage;

          (k) engage in any activity that would subject it to regulation under ERISA; or

          (l) voluntarily file or consent to the filing of a petition for bankruptcy, insolvency, reorganization, assignment for the benefit of creditors or similar proceeding under any Federal or state bankruptcy, insolvency, reorganization or other similar law or otherwise seek any relief under any laws relating to the relief of debts or the protection of debtors generally, without the unanimous consent of its [general partner(s)/managing member(s)) (including the unanimous consent of the directors of the corporate [general partner/managing member] or shareholders, as the case may be, which at all times shall include the consent of the Independent Director.

          5.   Insurance.
               ---------

          (a)  Insurance Coverage Requirements.  Grantor shall, at its sole
               -------------------------------
cost and expense, keep in full force and effect insurance coverage of the types and minimum limits as follows during the term of this Mortgage:

               (i)   Property Insurance.  Insurance with respect to the
                     ------------------
     Improvements and the Building Equipment against any peril included within the classification "All Risks of Physical Loss" with extended coverage in amounts at all times sufficient to prevent Grantor from becoming a co-insurer within the terms of the applicable policies, but in any event such insurance shall be maintained in an amount equal to the full insurable value of the Improvements and the Building Equipment (and must provide coverage of any additional costs associated with applicable Legal Requirements), and such policies shall be subject only to exclusions that are standard and customary for properties comparable to the applicable Property and acceptable to the Rating Agencies and Beneficiary. The term "full insurable value" means the actual replacement cost of the Improvements and the Building Equipment (without taking into account any depreciation, and exclusive of excavations, footings and foundations, landscaping and paving) (but in no event less than 125% of the applicable Allocated Loan Amount) determined annually by an insurer, a recognized independent insurance broker or an Independent Appraiser selected and paid by Grantor and in no event less than the coverage required pursuant to the terms of any Lease; provided, however, if the terms of the applicable insurance policies expressly provide for insurance to be provided in the amount of the actual replacement cost of the Improvements and the Building Equipment or such policies contain a replacement cost endorsement, no such annual determination will be necessary;

               (ii)  Liability Insurance.  Comprehensive general liability
                     -------------------
     insurance, including bodily injury, contractual injury, death and property damage liability, and excess and/or umbrella liability insurance against any and all claims, including all legal liability that could be imposed upon Beneficiary, to the extent insurable, and all court costs and attorneys' fees and expenses, arising out of or connected with the possession, use, leasing, operation, maintenance or condition of each Property in such amounts as are generally required by institutional lenders for properties comparable to the Properties written on a per occurrence basis with a per occurrence limit of not less than $1,000,000 and with an aggregate limit of not less than $5,000,000 per Property;

               (iii)  Workers' Compensation Insurance.  Statutory workers'
                      -------------------------------
     compensation insurance (to the extent the risks to be covered thereby are not already covered by other policies of insurance maintained by Grantor), with respect to any work by or for Grantor performed on or about any Property;

               (iv)   Loss of Rental Value.  Loss of "rental value" or "business
                      --------------------
     interruption" insurance in an amount sufficient to avoid any co-insurance penalty and to provide Proceeds which will cover the loss of rents sustained during the period of at least twelve (12) months following the date of casualty (which casualty shall include damage by reason of earthquake). Such policies of insurance shall be subject only to exclusions that are acceptable to Beneficiary and the Rating Agencies. The term "rental value" means the sum of (A) the total then ascertainable Rents payable under the Leases and (B) the total ascertainable amount of all other amounts to be received by Grantor from third parties which are the legal obligation of Tenants, reduced to the extent such amounts would not be received because of Operating Expenses not incurred during a period of non-occupancy of that portion of such Property then not being occupied;

               (v)    Builder's All-Risk Insurance.  During any period of
                      ----------------------------
     repair or restoration, builder's "all risk" insurance in an amount equal to not less than the full insurable value of the applicable Property against such risks (including fire and extended coverage and collapse of the Improvements to agreed limits as Beneficiary may request, in form and substance acceptable to Beneficiary.

               (vi)   Boiler and Machinery Insurance.  To the extent
                      ------------------------------
     applicable, broad form boiler and machinery insurance (without exclusion for explosion) covering all boilers or other pressure vessels, machinery and equipment, if any, located in, on or about each Property and insurance against loss of occupancy or use arising from any such breakdown in such amounts as are generally available at commercially reasonable premiums and are generally required by institutional lenders for properties comparable to each Property;

               (vii)  Flood Insurance.  If any Improvement on any Property is
                      ---------------
     located within an area designated as "flood prone" or a "special flood hazard area" (as defined under the regulations adopted under the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973), flood insurance if available, in an amount equal to the lesser of the Allocated Loan Amount for the applicable Property and the maximum limit of coverage available with respect to the applicable Property, acceptable to Beneficiary, provided, however, that if flood insurance shall be unavailable from private carriers, flood insurance provided by the federal or state government, if available;

               (viii) Earthquake Insurance.  Earthquake coverage with such
                      --------------------
     limits and deductibles as are generally required by institutional lenders for similar properties in the geographic area where the

     Properties are located, in any event at least equal to the lesser of the Allocated Loan Amount for the applicable Property and the maximum limit of coverage available with respect to the applicable Property. Such coverage shall be placed with one or more reputable insurers and may insure additional properties on a pooled risk basis. Notwithstanding the foregoing, Grantor shall not be required to carry such earthquake coverage with respect to Properties as of the date hereof, unless the same shall be required by any Lease of such Property. In addition, if any Substitute Property is located in California, if Grantor shall deliver to Beneficiary a seismic study with respect to such Substitute Property located in California, quantifying the probable maximum loss with respect thereto in connection with an earthquake, which report shall be acceptable to Beneficiary, Beneficiary shall waive the requirements of this clause (viii) with respect to such Substitute Property, provided that no Lease of such Substitute Property shall require such coverage; and

               (ix)   Other Insurance.  At Beneficiary's reasonable request,
                      ---------------
     such other insurance, including but not limited to earthquake insurance, with respect to the Trust Estate against loss or damage of the kinds from time to time customarily insured against and in such amounts as are generally required by institutional lenders on loans of similar amounts and secured by properties comparable to the Properties.

          (b)  Ratings of Insurers.  Grantor will maintain the insurance
               -------------------
coverage described in Section 5(a) above, in all cases, with one or more
                      ------------
domestic primary insurers acceptable to Beneficiary, having both (x) a claims-paying-ability rating by Standard & Poor's Ratings Services of not less than "AA" and its equivalent by any other Rating Agency, and (y) an Alfred M. Best Company, Inc. ("Best") rating of "A" or better and a financial size category of
                ----
not less than IX. All insurers providing insurance required by this Mortgage shall be authorized to issue insurance in the state where the Property insured is located.

          For the purposes hereof, "Maximum Foreseeable Casualty Loss" shall
                                    ---------------------------------
mean the estimate of a qualified fire protection engineer in connection with Grantor's existing insurance package of the maximum probable casualty loss which would be suffered in respect of the Improvements and Building Equipment for any Property as a result of damage caused by the perils covered by the insurance described in Section 59(a)(i).
             ----------------

          The insurance coverage required under Section 5(a) may be effected
                                                ----------
under a blanket policy or policies covering the Trust Estate and other properties and assets not constituting a part of the Trust Estate; provided that any such blanket policy shall specify, except in the case of public liability insurance, the portion of the total coverage of such policy that is allocated to the Trust Estate, and any sublimits in such blanket policy applicable to the Trust Estate, which amounts shall not be less than the amounts required pursuant to Section 5(a) and which shall in any case comply in all other respects with
   ------------
the requirements of this Section 5.
                         ---------

          (c)  Form of Insurance Policies; Endorsements.  All insurance policies
               ----------------------------------------
shall be in such form and with such endorsements and in such amounts satisfactory to Beneficiary (and Beneficiary shall have the right to approve amounts, form, risk coverage, deductibles, loss payees and insureds). A certificate of insurance with respect to all of the above-mentioned insurance policies has been delivered to Beneficiary and originals or certified copies of all such policies shall be delivered to Beneficiary when the same are available and shall be held by Beneficiary. Grantor shall deliver to Beneficiary annually, simultaneously with the renewal of the insurance policies required hereunder, an Officer's Certificate stating that the insurance policies required to be delivered to Beneficiary pursuant to this Section 5(c) are maintained with
                                          ------------
insurers who comply with the terms of Section 5(b) hereof, setting forth a
                                      ------------
schedule describing all premiums required to be paid by Grantor to maintain the policies of insurance required under this Section 5, and stating that Grantor
                                          ---------
has paid such premiums. All such policies shall name Beneficiary as an additional named insured, shall provide that all Proceeds (except with respect to Proceeds of general liability and workers' compensation insurance) be payable to Beneficiary as and to the extent set forth in Section 6 hereof, and shall
                                                 ---------
contain: (i) a standard "non-contributory mortgagee" endorsement or its equivalent relating, interalia, to recovery by Beneficiary notwithstanding the negligent or willful acts or omissions of Grantor; (ii) a waiver of subrogation endorsement in favor of Beneficiary; (iii) an endorsement providing that no policy shall be impaired or invalidated by virtue of any act, failure to act, negligence of, or violation of declarations, warranties or conditions contained in such policy by Grantor, Beneficiary or any other named insured, additional insured or loss payee, except for the willful misconduct of Beneficiary knowingly in violation of the conditions of such policy; (iv) an endorsement providing for a deductible per loss of an amount not more than that which is customarily maintained by prudent owners of First Class properties comparable to and in the general vicinities of the Properties, but in no event in excess of $100,000, except in the case of earthquake coverage, for all applicable Properties, for which such deductible shall not be in excess of that generally required by institutional lenders on loans of similar amounts secured by comparable properties; and (v) a provision that such policies shall not be cancelled, terminated or expired without at least thirty (30) days' prior written notice to Beneficiary, in each instance (or ninety (90) days in the case of reinsurance). Certificates of insurance with respect to all replacement policies shall be delivered to Beneficiary not less than ten (10) Business Days prior to the expiration date of any of the insurance policies required to be maintained hereunder which certificates shall bear notations evidencing payment of applicable premiums. Originals (or certified copies) of such replacement insurance policies shall be delivered to Beneficiary promptly after Grantor's receipt thereof but in any case within thirty (30) days after the effective date thereof. If Grantor fails to maintain and deliver to Beneficiary the certificates of insurance required by this Mortgage, upon five (5) Business Days' prior notice to Grantor, Beneficiary may, in accordance with the provisions of Section 8 hereof, procure such insurance, and all costs thereof
              ---------
(and interest thereon at the Default Rate) shall be added to the Indebtedness.

          Beneficiary shall not, by the fact of approving, disapproving, accepting, preventing, obtaining or failing to obtain any insurance, incur any liability for or with respect to the amount of insurance carried, the form or legal sufficiency of insurance contracts, solvency of insurance companies, or payment or defense of lawsuits, and Grantor hereby expressly assumes full responsibility therefor and all liability, if any, with respect thereto.

          (d)  Compliance with Insurance Requirements.  Grantor shall comply
               --------------------------------------
with all Insurance Requirements and shall not bring or keep or permit to be brought or kept any article upon any of the Property or cause or permit any condition to exist thereon which would be prohibited by any Insurance Requirement, or would invalidate insurance coverage required hereunder to be maintained by Grantor on or with respect to any part of any Property pursuant to this Section 5. Notwithstanding anything to the contrary, it is expressly
     ---------
understood and agreed that any insurance which Grantor shall cause any Tenant to provide that shall otherwise be in compliance with all of the terms and conditions of this Section 5 shall satisfy Grantor's obligations with respect
                   ---------
thereto hereunder.

          (e)  Separate Insurance.  Grantor will not take out separate insurance
               ------------------
contributing in the event of loss with that required to be maintained pursuant to this Section 5 unless such insurance complies with this Section 5.
        ---------                                          ---------

          (f)  Blanket Policies.  Except in the case of public liability
               ----------------
upon Beneficiary's request, Grantor shall deliver to Beneficiary an Officer's Certificate setting forth (i) the number of properties covered by such policy,
(ii) the location by city (if available, otherwise, county) and state of the properties, (iii) the average square footage of the properties (or the aggregate square footage), (iv) a brief description of the typical construction type included in the blanket policy and (v) such other information as Beneficiary may reasonably request.

          6.   Condemnation and Insurance Proceeds.
               -----------------------------------

          (a) Grantor will promptly notify Beneficiary in writing upon obtaining knowledge of (i) the institution of any proceedings relating to any Taking, or (ii) the occurrence of any casualty, damage or injury to, any Property or any portion thereof the restoration of which is estimated by Grantor in good faith to cost more than the Individual Threshold Amount. In addition, notice of any casualty, damage, injury or Taking, the restoration of which is estimated by Grantor in good faith to cost more than the Individual Threshold Amount, shall set forth such good faith estimate of the cost of repairing or restoring such casualty, damage, injury or Taking in reasonable detail if the same is then available and, if not, as soon thereafter as it can reasonably be provided.

          (b) In the event of any Taking of or casualty or other damage or injury to any Property, Grantor's rights, titles and interests in and to all compensation, awards, proceeds, damages, claims, insurance recoveries, causes and rights of action (whether accrued prior to or after the date hereof) and payments which Grantor may receive or to which Grantor may become entitled with respect to the Trust Estate or any part thereof other than payments received in connection with any liability or loss of rental value or business interruption insurance (collectively, "Proceeds"), in connection with any such Taking of, or
                          --------
casualty or other damage or injury to, any Property or any part thereof are hereby assigned by Grantor to, and shall be paid to, Beneficiary. Such Proceeds shall be applied by Beneficiary to prepay the Note in accordance with the provisions thereof if (i) the Proceeds shall equal or exceed the Allocated Loan Amount with respect to the applicable Property, (ii) an Event of Default shall have occurred and be continuing, (iii) a Total Loss with respect to the applicable Property shall have occurred, (iv) the Work is not capable of being completed before the earlier to occur of the date which is six (6) months prior to the Reset Date (as defined in the Note), and the date on which the business interruption insurance carried by Grantor with respect to the applicable Property shall expire, (v) the applicable Property is not capable of being restored substantially to its condition prior to such Taking or casualty, or (vi) Grantor is unable to demonstrate to Beneficiary's satisfaction its continuing ability to pay the Loan. Notwithstanding anything to the contrary set forth in this Mortgage, however, and excluding situations requiring prepayment of the Note, to the extent such Proceeds with respect to such Property do not exceed [$500,000] (the "Casualty Amount"), or, if less than the Casualty Amount but when aggregated with all other then unapplied Proceeds with
---------------
respect to any Property, do not exceed $4,000,000 in the aggregate, such Proceeds are to be paid directly to Grantor to be applied to restoration of the Trust Estate in accordance with the terms hereof. Subject to the provisions of this Section 6(b) and Sections 6(d) and Section 6(c) hereof (except that
     ------------     ------------------------------
Proceeds paid in respect of the insurance described in Section 5(a)(iv) shall be
                                                       ----------------
deposited directly into the Operating Account (as defined in the Cash Collateral Agreement), promptly after the occurrence of any damage or destruction to all or any portion of such Property or a Taking of a portion of such Property, in either case which shall not constitute a Total Loss, Grantor shall either cause such Property to be released from the lien of this Mortgage in accordance with
Section 38 hereof, or shall commence and diligently prosecute to completion,
----------
subject to Excusable Delays, the repair, restoration and rebuilding of such Property (in the case of a partial Taking, to the extent it is capable of being restored) (such repair, restoration and rebuilding are sometimes hereinafter collectively referred to as the "Work") so damaged, destroyed or remaining after
                                 ----
such Taking in full compliance with all material Legal Requirements and free and clear of any and all Liens except Permitted Encumbrances; it being understood, however, that Grantor shall not be obligated to restore such Property to the precise condition of such Property prior to any partial Taking of, or casualty or other damage or injury to such Property, if the Work actually performed, if any, or failed to be performed, shall have no material adverse effect on the value of such Property from the value that such Property would have had if the same had been restored to its condition immediately prior to such Taking or casualty. Grantor will, in good faith and in a commercially reasonable manner, file and prosecute the adjustment, compromise or settlement of any claim for Proceeds and, subject to Grantor's right to receive the direct payment of any Proceeds as provided above, and, with respect to Proceeds from a Total Loss, subject to the provisions below and subject to the applicable terms of the Leases, will cause the same to be paid directly to Beneficiary, to be held and applied in accordance with the provisions of this Mortgage. Except upon the occurrence and during the continuance of an Event of Default, Grantor may settle any insurance claim with respect to Proceeds which does not exceed the Casualty Amount. If an Event of Default shall have occurred and be continuing, or if Grantor fails to file and/or prosecute any insurance claim for a period of fifteen (15) Business Days following Grantor's receipt of written notice from Beneficiary, Grantor hereby irrevocably empowers Beneficiary, in the name of Grantor as its true and lawful attorney-in-fact, to file and prosecute such claim (including settlement thereof) with counsel satisfactory to Beneficiary and to collect and to make receipt for any such payment, all at Grantor's expense (including payment of interest at the Default Rate for any amounts advanced by Beneficiary pursuant to this Section 6(b)). In the event of (i) a
                                         -------------
Total Loss resulting from a casualty, damage or destruction, if either (A) the cost to repair the Property as estimated by the Independent Architect would exceed the Casualty Amount and the restoration of the Property cannot reason ably be completed before the date which is the later to occur of the date of expiration of any business interruption insurance or the date of expiration of any Letter of Credit posted in lieu thereof or in addition thereto and under such circumstances Grantor is not required under the applicable Lease to make

Proceeds available for restoration of the Property, or (B) Beneficiary elects not to permit Grantor to restore such Property or (ii) a Total Loss resulting from a Taking, Grantor shall be required to comply with the provisions of
Section 6(j) below and Beneficiary shall apply such Proceeds, first toward
------------
reimbursement of Beneficiary's reasonable costs and expenses in connection with recovery of the Proceeds (as further described below), including, without limitation, reasonable administrative costs and inspection fees, and then as required by Section 6(j) hereof. Any Proceeds remaining after prepayment in
            ------------
part as set forth in Section 6(j) hereof shall be paid to Grantor or as it may
                     ------------
direct in writing. Whether or not an Event of Default shall have occurred and be continuing, Beneficiary shall have the right to approve, such approval not to be unreasonably withheld, any settlement which might result in any Proceeds in excess of the Casualty Amount and Grantor will deliver or cause to be delivered to Beneficiary all instruments reasonably requested by Beneficiary to permit such approval. Grantor will pay all reasonable costs, fees and expenses reasonably incurred by Beneficiary (including all reasonable attorneys' fees and expenses, the reasonable fees of insurance experts and adjusters and reasonable costs incurred in any litigation or arbitration), and interest thereon at the Default Rate to the extent not paid within five (5) Business Days after delivery of a request for reimbursement by Beneficiary, in connection with the settlement of any claim for insurance or Taking Proceeds and seeking and obtaining of any payment on account thereof in accordance with the foregoing provisions. If any Proceeds are received by Grantor and may be retained by Grantor pursuant to this
Section 6, such Proceeds shall, until the completion of the related Work, be
---------
held in trust for Beneficiary and shall be segregated from other funds of Grantor to be used to pay for the cost of the Work in accordance with the terms hereof, and in the event such Proceeds exceed the Casualty Amount, such Proceeds shall be forthwith paid directly to and held by Beneficiary in a segregated account in trust for Grantor, in each case to be applied or disbursed in accordance with this Section 6.
                     ---------

          (c) In the event that any Proceeds (other than Proceeds paid with respect to the insurance described in Section 5(a)(iv)) are in excess of the
                                      -----------------
Threshold Amount, then all Proceeds (other than any portion of any Proceeds paid with respect to the insurance described in Section 5(a)(iv) which shall be
                                                ----------------
deposited directly into the Operating Account) shall be paid over to Beneficiary and shall be applied as follows: first, toward reimbursement of Beneficiary's or its agent's reasonable costs and expenses in connection with recovery of the Proceeds and disbursement of the Proceeds (as further described below), including, without limitation, reasonable administrative costs and inspection fees, and then, to the prepayment of the Indebtedness secured hereby (which prepayment shall be made on the next Payment Date occurring after an elected or required prepayment hereunder), without prepayment premium or penalty, only if:

               (i) (A) the amount of the Proceeds is equal to or greater than the outstanding principal amount of the Note, or

                    (B) the casualty or Taking occurs on a date which is less than one hundred eighty (180) days prior to the Maturity Date (as defined in the Note), or

                    (C) more than twenty-five percent (25%) of the rentable area of the applicable Property shall have been the subject of a casualty or shall have been taken, or

               (ii) such Proceeds were the result of a Taking, and after restoration is completed, there are excess Proceeds which were not required to effect such restoration, in which event prepayment shall be made to the extent of such unneeded Proceeds. Any excess Proceeds shall be applied to the prepayment of the Indebtedness secured hereby (which prepayment shall be made on the next Payment Date occurring after completion of the Work, without penalty or premium).

          (d) Upon the occurrence and during the continuance of an Event of Default hereunder, or in the event that any Proceeds are required to be paid to Beneficiary pursuant to subparagraph (b) above, then all Proceeds while an Event of Default exists, and any such Proceeds so required to be paid to Beneficiary shall be paid over to Beneficiary (if not paid directly to Beneficiary) and shall be applied first toward reimbursement of Beneficiary's reasonable costs and expenses (plus interest thereon at the Default Rate to the extent not paid within five (5) Business Days after delivery of a request for reimbursement by Beneficiary) actually incurred in connection with recovery of the Proceeds and disbursement of the Proceeds (as further described below), including reasonable administrative costs and inspection fees, and then to be applied or disbursed in accordance with this Section 6.
                     ---------

          Subject to Grantor's rights pursuant to Section 38(a) to cause a
                                                  -------------
Property to be released from the Lien of this Mortgage, Grantor shall be obligated to restore, or cause the applicable Tenant to restore, each Property suffering a casualty or which has been subject to a partial Taking in accordance with the provisions of this Section 6, whether or not the Proceeds
                                       ---------
shall be sufficient, provided that, if applicable, the Proceeds shall be made available to Grantor by Beneficiary in accordance with this Mortgage.

          (e)  Except as otherwise provided in Section 6(j) below, in the event
                                               ------------
that any portion of such Proceeds is applied toward the repayment of the Indebtedness (in which event Grantor shall not be obligated to restore pursuant to subparagraph (c) above), Grantor shall be entitled to obtain from Beneficiary a release without representation or warranty (in the form provided by Grantor) of the applicable Property from the Lien and security interests created by this Mortgage and the other Loan Documents and a release without representation or warranty (in the form provided by Grantor) of Grantor from all liability with respect to the other Loan Documents as they relate to the Property released from the Lien of this Mortgage, provided that (i) no Event of Default exists and is continuing, (ii) Grantor shall comply with the provisions hereof, and (iii) Grantor pays to Beneficiary the amount, if any, by which one hundred twenty five percent (125%) of the Allocated Loan Amount for such Property exceeds the Proceeds received by Beneficiary and applied to repayment of the Indebtedness, in which case the Allocated Loan Amount for such Property shall be reduced to zero. If any Proceeds are applied to reduce the Indebtedness, Beneficiary shall apply the same in accordance with the provisions of the Note. In the event that Proceeds are used for the Work, any excess Proceeds remaining after completion of such Work shall be paid to Grantor and shall not be required to be used to prepay the Obligations.

          (f) Upon the occurrence and during the continuance of an Event of Default hereunder, all Proceeds shall be paid over to Beneficiary and shall be applied first toward reimbursement of Beneficiary's reasonable costs and expenses actually incurred in connection with recovery of the Proceeds and disbursement of the Proceeds (as further described below), including, without limitation, reasonable administrative costs and inspection fees, and then to the payment or prepayment of the Indebtedness secured hereby in accordance with Sections 20 and 21.
------------------

          (g) If Proceeds are not required to be applied towards payment of the Indebtedness pursuant to the terms hereof, then Beneficiary shall make the Proceeds which it is holding pursuant to the terms hereof (after payment of any reasonable expenses actually incurred by Beneficiary in connection with the collection thereof plus interest thereon at the Default Rate to the extent the same are not paid within five (5) Business Days after request for reimbursement by Beneficiary) available to Grantor for payment of or reimbursement of Grantor's or the applicable Tenant's expenses incurred with respect to the Work, upon the terms and subject to the conditions set forth below and in Section 6
                                                                    ---------
hereof:

               (i) at the time of loss or damage or at any time thereafter while Grantor is holding any portion of the Proceeds, there shall be no continuing Event of Default hereunder;

               (ii) if the estimated cost of the Work (as estimated by the Independent Architect referred to in clause (iii) below) shall exceed the Proceeds, Grantor shall, at its option (within a reasonable period of time after receipt of such estimate) either deposit with or deliver to Beneficiary (and promptly following any such deposit or delivery, Grantor shall provide written notice of same to the Rating Agencies) (A) Cash and Cash Equivalents, (B) a Letter or Letters of Credit in an amount equal to the estimated cost of the Work less the Proceeds available, or (C) such other evidence of Grantor's ability to meet such excess costs and which is satisfactory to Beneficiary and the Rating Agencies; and

               (iii) Beneficiary shall, within a reasonable period of time prior to request for initial disbursement, be furnished with an estimate of the cost of the Work accompanied by an Independent Architect's certification as to such costs and appropriate plans and specifications for the Work. The plans and specifications shall require that the Work be done in a first-class workmanlike manner at least equivalent to the quality and character of the original work in the Improvements (provided, however, that in the case of a partial Taking, the Property restoration shall be done to the extent reasonably practicable after taking into account the consequences of such partial Taking), so that upon completion thereof, the Property shall be at least equal in value and general utility to the Property prior to the damage or destruction; it being understood, however, that neither Grantor shall be obligated to restore such Property to the precise condition of such Property prior to any partial Taking of, or casualty or other damage or injury to, such Property, if the Work actually performed, if any, or failed to be performed, shall have no material adverse effect on the value of such Property from the value that such Property would have had if the same had been restored to its condition immediately prior to such Taking or casualty. Grantor shall restore all Improvements such that when they are fully restored and/or repaired, such Improvements and their contemplated use fully comply with all applicable material Legal Requirements including zoning, environmental and building laws, codes, ordinances and regulations.

          (h) Disbursement of the Proceeds in Cash or Cash Equivalents to Grantor shall be made from time to time (but not more frequently than once in any month) by Beneficiary but only for so long as no Event of Default shall have occurred and be continuing, as the Work progresses upon receipt by Beneficiary of (i) an Officer's Certificate dated not more than ten (10) days prior to the application for such payment, requesting such payment or reimbursement and describing the Work performed that is the subject of such request, the parties that performed such Work and the actual cost thereof, and also certifying that such Work and materials are or, upon disbursement of the payment requested to the parties entitled thereto, will be free and clear of Liens other than Permitted Encumbrances and (ii) an Independent Architect's certificate certifying performance of the Work together with an estimate of the cost to complete the Work. No payment made prior to the final completion of the Work, except for payment made to contractors whose Work shall have been fully completed and from which final lien waivers have been received, shall exceed ninety-five percent (95%) of the value of the Work performed and materials furnished and incorporated into the Improvements from time to time, and at all times the undisbursed balance of said Proceeds together with all amounts deposited, bonded, guaranteed or otherwise provided for pursuant to clause
                                                                    ------
6(g)(ii) above, shall be at least sufficient to pay for the estimated cost of
--------
completion of the Work; final payment of all Proceeds remaining with Beneficiary shall be made upon receipt by Beneficiary of a certification by an Independent Architect, as to the completion of the Work substantially in accordance with the submitted plans and specifications, final lien releases, and the filing of a notice of completion and the expiration of the period provided under the law of the State in which the applicable Property is located for the filing of mechanic's and materialmen's liens which are entitled to priority as to other creditors, encumbrances and purchasers, as certified pursuant to an Officer's Certificate, and delivery of a certificate of occupancy with respect to the Work, or, if not applicable, an Officer's Certificate to the effect that a certificate of occupancy is not required.

          (i) If, after the Work is completed and all costs of completion have been paid, there are excess Proceeds, then upon ten (10) days' prior written notice from Grantor to Beneficiary, provided no Event of Default has occurred and is then continuing, Grantor shall have the option of directing Beneficiary to either (1) retain such Proceeds in the Capital and TI Reserve Account to be applied by Grantor to the cost of improvements, alterations, tenant improvements or other capital improvements at any of the Properties, or (2) apply such excess Proceeds with respect to the Taking of or damage or injury to the Trust Estate to the payment or prepayment of all or any portion of the Indebtedness secured hereby without penalty or premium, provided, however, that any such prepayment shall not reduce any Allocated Loan Amount.

          (j) If (i) there is any casualty as to a Property that constitutes a Total Loss and Beneficiary elects not to permit Grantor to restore such Property, or (ii) there is any Taking as to a Property that constitutes a Total Loss and Beneficiary elects to apply the Proceeds against the Indebtedness, or
(iii) Grantor is otherwise required to comply with this Section 6(j), then
                                                        ------------
Grantor, in any such instance, must prepay the Note to the extent of the Proceeds received up to an amount equal to 125% of the original Allocated Loan Amount with respect to the relevant Property, and the Allocated Loan Amounts for all other Properties shall be increased or decreased in the manner provided in the definition of Allocated Loan Amount.

          7.   Impositions, Liens and Other Items.
               ----------------------------------

          (a) Grantor shall deliver to Beneficiary annually, no later than fifteen (15) Business Days after the first day of each fiscal year of Grantor, and shall update as new information is received, a schedule describing all Impositions payable or estimated to be payable during such fiscal year attributable to or affecting the Trust Estate or Grantor. Subject to Grantor's right of contest set forth in Section 7(c) hereof, as set forth in the next two
                              ------------
sentences, Beneficiary on behalf of Grantor shall pay all Impositions which are attributable to or affect the Trust Estate or Grantor, prior to the date such Impositions shall become delinquent or late charges may be imposed thereon, directly to the applicable taxing authority with respect thereto. Beneficiary shall direct the Agent under the Cash Collateral Agreement to pay to the taxing authority such amounts to the extent funds in the Mortgage Escrow Account are sufficient to pay such Impositions. If Grantor has delivered Mortgage Escrow Security in lieu of maintaining the Mortgage Escrow Account, Grantor shall either deposit in the Mortgage Escrow Account not less than three (3) Business Days prior to the date the same are due an amount sufficient to pay such Impositions, or Beneficiary shall draw down on the Mortgage Escrow Security in such amount. Nothing contained in this Mortgage shall be construed to require Grantor to pay any tax, assessment, levy or charge imposed on Beneficiary in the nature of a franchise, capital levy, estate, inheritance, succession, income or net revenue tax.

          (b)  Subject to its right of contest set forth in Section 7(c) hereof
                                                            ------------
and its rights set forth in Sections 11(c) and 11(f) and 11(d), 11(f) hereof,
                            -----------------------------------------
Grantor shall at all times keep the Trust Estate free from all Liens (other than the Lien hereof and Permitted Encumbrances) and shall pay when due and payable all claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in or permit the creation of a Lien on the Trust Estate or any portion thereof and shall in any event cause the prompt, full and unconditional discharge of all Liens imposed on or against the Trust Estate or any portion thereof within thirty (30) days after receiving written notice of the filing (whether from Beneficiary, the lienor or any other Person) thereof. Grantor shall do or cause to be done, at the sole cost of Grantor, everything reasonably necessary to fully preserve the first priority of the Lien of this Mortgage against the Trust Estate subject to the Permitted Encumbrances. Upon the occurrence of an Event of Default with respect to its Obligations as set forth in this Section 7, Beneficiary may (but shall not be obligated to) make
              ---------
such payment or discharge such Lien, and Grantor shall reimburse Beneficiary on demand for all such advances pursuant to Section 16 hereof (together with
                                         ----------
interest thereon at the Default Rate).

          (c) Nothing contained herein shall be deemed to require Grantor to pay, or cause to be paid, any Imposition, to satisfy any Lien, or to comply with any Legal Requirement or Insurance Requirement, so long as Grantor is in good faith, and by proper legal proceedings, where appropriate, diligently contesting the validity, amount or application thereof, provided that in each case, at the time of the commencement of any such action or proceeding, and during the pendency of such action or proceeding (i) no Event of Default shall exist and be continuing hereunder, (ii) Grantor shall keep Beneficiary apprised of the status of such contest; (iii) if Grantor is not providing security as provided in clause (vi) below, adequate reserves with respect thereto are maintained on Grantor's books in accordance with GAAP or in the Mortgage Escrow Account, (iv) such contest operates to suspend collection or enforcement as the case may be, of the contested Imposition or Lien and such contest is maintained and prosecuted continuously and with diligence or the Imposition or Lien is bonded, (v) in the case of any Insurance Requirement, the failure of Grantor to comply therewith shall not impair the validity of any insurance required to be maintained by Grantor under Section 5 hereof or the
                                                     ---------
right to full payment of any claims thereunder, and (vi) in the case of Impositions and Liens in excess of $100,000 individually, or in the aggregate, during such contest, Grantor, subject to the terms and conditions of the applicable Lease, shall provide security in the form required by Section 6(g)
                                                                 ------------
(ii) hereof in an amount requested by Beneficiary but in no event less than 125%
----
of (A) the amount of Grantor's obligations being contested plus (B) any additional interest, charge, or penalty arising from such contest. Notwithstanding the foregoing, the creation of any such reserves or the furnishing of any bond or other security, Grantor promptly shall comply with any contested Legal Requirement or Insurance Requirement or shall pay any contested Imposition or Lien, and compliance therewith or payment thereof shall not be deferred, if, at any time the Trust Estate or any portion thereof shall be, in Beneficiary's reasonable judgment, in imminent danger of being forfeited or lost or Beneficiary is likely to be subject to civil or criminal damages as a result thereof. If such action or proceeding is terminated or discontinued adversely to Grantor, Grantor shall deliver to Beneficiary reasonable evidence of Grantor's compliance with such contested Imposition, Lien, Legal Requirements or Insurance Requirements, as the case may be.

          8.   Funds for Taxes and Insurance.
               -----------------------------

          Grantor shall pay into a segregated account (the "Mortgage Escrow
                                                            ---------------
Account"), amounts sufficient to discharge the obligations of Grantor under
-------
Sections 5 and 7(a) hereof as and when they become due  (such amounts, the
-------------------
"Mortgage Escrow Amounts").  As of the date hereof, Beneficiary shall initially
 -----------------------
require payment into the Mortgage Escrow Account of a sum equal to one-twelfth of the annual insurance premiums for all insurance being maintained by Grantor as of the Closing Date. During each month thereafter, Beneficiary shall require payment with respect to the annual Mortgage Escrow Amounts of a sum equal to one-twelfth thereof, so that as each installment of such premiums and Impositions shall become due and payable, Grantor shall have paid a sum sufficient to pay the same. If the amount of such premiums and Impositions has not been definitely ascertained by Grantor at the time when any such monthly deposits are to be paid, Beneficiary shall require payment of Mortgage Escrow Amounts based upon the amount of such premiums and Impositions paid for the preceding year, subject to adjustment as and when the amount of such premiums and Impositions are ascertained by Grantor.

          (b) At any time, Grantor may elect to replace any Mortgage Escrow Amounts then being retained by Agent and satisfy its obligations under this
Section 8 by delivery of a Letter of Credit (which Letter of Credit shall be
---------
either an "evergreen" Letter of Credit or shall not expire until a date two months after the Maturity Date (as defined in the Note) or Cash and Cash Equivalents (any such security, "Mortgage Escrow Security") in an amount
                                 ------------------------
reasonably estimated by Grantor to be one-half of the amount sufficient (including the amount of any remaining Mortgage Escrow Amounts) to discharge the Impositions and insurance premiums which shall become due during the twelve (12) month period immediately after the date of delivery of such Mortgage Escrow Security (and for each twelve (12) month period thereafter for so long as Grantor elects to post such security in lieu of Beneficiary's retention of such amounts). Cash Equivalents shall have maturities corresponding to the respective due dates of such obligations. Notwithstanding the foregoing, it shall be a condition to Grantor's delivery of any Mortgage Escrow Security (other than Cash) in satisfaction of its obligations under this
Section 8, that Grantor, at its expense, execute, acknowledge and deliver or
---------
cause to be delivered to Beneficiary such additional security agreements, financing statements and other documents or instruments including an Opinion of Grantor's Counsel, and take all such actions which in the reasonable opinion of Beneficiary or its counsel may be necessary to grant and convey to Beneficiary a perfected security interest in and to any and all of the Mortgage Escrow Security.

          (c) The Mortgage Escrow Amounts shall be held by Agent pursuant to the Cash Collateral Agreement (and any Mortgage Escrow Security posted in lieu thereof pursuant to Section 8(b) hereof shall be held by Beneficiary), and shall
                    ------------
be applied in accordance with the Cash Collateral Agreement to the payment of the obligations in respect of which such Mortgage Escrow Amounts were retained. Notwithstanding the foregoing, however, if Grantor shall have posted Mortgage Escrow Security in lieu of Mortgage Escrow Amounts, and Grantor shall deliver to Beneficiary and Agent evidence of payment of the obligations in respect of which such Mortgage Escrow Security was posted not less than thirty (30) days prior to the date on which the same are due, then, Agent shall continue to hold such Mortgage Escrow Security. Upon the occurrence of an Event of Default and the acceleration of the Note, all or any portion of such Mortgage Escrow Amounts (or any Mortgage Escrow Security posted in lieu thereof) may be applied to the Indebtedness in such order or priority as Beneficiary may elect (subject to Sections 20 and 21 hereof) and Beneficiary may exercise any of its rights or
------------------
remedies with respect to same hereunder, at law or in equity. In the absence of such acceleration, any Mortgage Escrow Amounts held by Agent (or Mortgage Escrow Security posted with Beneficiary) that exceed the actual obligations for which they were retained, shall be held and applied to the next due obligations or otherwise applied by Beneficiary in accordance with the terms hereof. Nothing herein contained shall be deemed to affect any right or remedy of Beneficiary under this Mortgage or otherwise at law or in equity, to pay any such amount and to add the amount so paid to the Indebtedness hereby secured. Any such application of said amounts or any portion thereof to any Indebtedness secured hereby shall not be construed to cure or waive any Default or notice of Default hereunder (or invalidate any act done pursuant to any such Default or notice) until such amounts have been repaid to Beneficiary by Grantor.

          (d) Grantor shall deliver to Beneficiary all tax bills, bond and assessment statements, statements of insurance premiums, and statements for any obligations referred to above as soon as the same are received by Grantor, and Beneficiary shall cause the same to be paid when due to the extent of Mortgage Escrow Amounts or Mortgage Escrow Security available therefor. It is expressly acknowledged and agreed that Beneficiary shall have no obligation whatsoever to advance from its own funds any amounts in payment of all or any portion of such obligations.

          9.   License to Collect Rents.  Beneficiary and Grantor hereby confirm
               ------------------------
that Beneficiary has granted to Grantor a license to collect and use the Rents as they become due and payable under the Leases in accordance with the provisions of the Assignment of Leases and the Cash Collateral Agreement, until an Event of Default has occurred and is continuing provided that the existence of such right shall not operate to subordinate this assignment of Leases to any subsequent assignment, in whole or in part by Grantor, and any such subsequent assignment shall be subject to Beneficiary's rights under this Mortgage. Grantor further agrees to execute and deliver such assignments of leases as Beneficiary may from time to time reasonably request in order to better assure, transfer and confirm to Beneficiary the rights intended to be granted to Beneficiary with respect thereto. In accordance with the provisions of the Assignment of Leases, upon the occurrence and during the continuance of an Event of Default (1) Grantor agrees that Beneficiary may, but shall not be obligated to, assume the management of the real property, and collect the Rents, applying the same upon the Obligations and (2) Grantor hereby authorizes and directs all tenants, purchasers or other persons occupying or otherwise acquiring any interest in any part of the real property to pay the Rents due under the Leases to Beneficiary upon Beneficiary's request. In the event Beneficiary actually receives such Rents, after an Event of Default, any application of the Rents by Beneficiary shall not constitute a misappropriation of the Rents by Grantor pursuant to Section 33 hereof. From and after
                                    ----------
the occurrence of an Event of Default, Beneficiary shall have and hereby expressly reserves the right and privilege (but assumes no obligation) to demand, collect, sue for, receive and recover the Rents, or any part thereof, now existing or hereafter made, and apply the same in accordance with this Mortgage, the Assignment of Leases, and applicable law.

         10.   Security Agreement.
               ------------------

          (a)  Security Intended.  Notwithstanding any provision of this
               -----------------
Mortgage to the contrary, the parties intend that this document constitutes security for the payment and performance of the Obligations and shall be a "mortgage" or "deed of trust" under applicable law. If, despite that intention, a court of competent jurisdiction determines that this document does not qualify as a "trust deed" or "deed of trust" under applicable law, then ab initio, this instrument shall be deemed a realty mortgage under applicable law and shall be enforceable as a realty mortgage, and Grantor shall be deemed a "mortgagor," Beneficiary shall be deemed a "mortgagee," and Trustee shall have no capacity (but shall be disregarded and all references to "Trustee" shall be deemed to refer to the "mortgagee" to the extent not inconsistent with interpreting this instrument as though it were a realty mortgage). As a realty mortgage, Grantor, as mortgagor, shall be deemed to have conveyed the Property ab initio to Beneficiary as mortgagee, such conveyance as a security to be void upon condition that Grantor pay and perform all its Obligations. The remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall be as prescribed herein or by general law, or, as to that part of the security in which a security interest may be perfected under the UCC, by the specific statutory consequences now or hereafter enacted and specified in the UCC, all at Beneficiary's sole election.

          (b)  Fixture Filing.  This Mortgage constitutes a financing
               --------------
statement and, to the extent required under UCC (S)9-402(f) because portions of the Property may constitute fixtures, this Mortgage is to be filed in the office where a mortgage for the Land would be recorded. Beneficiary also shall be entitled to proceed against all or portions of the Trust Estate in accordance with the rights and remedies available under UCC (S)9-501(d). Grantor is, for the purposes of this Mortgage, deemed to be the Debtor, and Beneficiary is deemed to be the Secured Party, as those terms are defined and used in the UCC. Grantor agrees that the Indebtedness and Obligations secured by this Mortgage are further secured by security interests in all of Grantor's right, title and interest in and to fixtures, equipment, and other property covered by the UCC, if any, which are used upon, in, or about the Trust Estate (or any part) or which are used by Grantor or any other person in connection with the Trust Estate. Grantor grants to Beneficiary a valid and effectual security interest in all of Grantor's right, title and interest in and to such personal property (but only to the extent permitted in the case of leased personal property), together with all replacements, additions, and proceeds. Except for Permitted Encumbrances, Grantor agrees that, without the written consent of Beneficiary, no other security interest will be created under the provisions of the UCC and no lease will be entered into with respect to any goods, fixtures, equipment, appliances, or articles of personal property now attached to or used or to be attached to or used in connection with the Trust Estate except as otherwise permitted hereunder. Grantor agrees that all property of every nature and description covered by the lien and charge of this Mortgage together with all such property and interests covered by this security interest are encumbered as a unit, and upon and during the continuance of an Event of Default by Grantor, all of the Trust Estate, at Beneficiary's option, may be foreclosed upon or sold in the same or different proceedings or at the same or different time, subject to the provisions of applicable law. The filing of any financing statement relating to any such property or rights or interests shall not be construed to diminish or alter any of Beneficiary's rights of priorities under this Mortgage.

          11.  Transfers, Indebtedness and Subordinate Liens.  Unless such
               ---------------------------------------------
action is permitted by the provisions of this Section 11, Section 15, Section
                                              ----------  ----------  -------
38 or Section 45 hereof, Grantor will not (i) Transfer all or any part of the
--    ----------
Trust Estate, (ii) incur indebtedness for borrowed money, (iii) mortgage, hypothecate or otherwise encumber or grant a security interest in all or any part of the Trust Estate, (iv) permit any transfer of any interest in Grantor (except as set forth in clause (b) of this Section 11), or (v) file a declaration of condominium with respect to any Property. Grantor shall deliver to Beneficiary written notice pursuant to the provisions of Section 26 hereof
                                                            ----------
of any such Transfer permitted pursuant to the provisions of this Section 11 or
                                                                  ----------
Section 15 hereof.
----------

          In connection with any Transfer or any series of Transfers that affects (on a cumulative basis) more than 10% of the value of the Trust Estate, a Tax Opinion and a Nondisqualification Opinion shall be furnished to Beneficiary.

          (a)  Sale of the Trust Estate.  Grantor may transfer or dispose of
               ------------------------
Building Equipment which is being replaced or which is no longer necessary in connection with the operation of a Property free from the Lien of this Mortgage provided that such transfer or disposal will not materially adversely affect the value of the Trust Estate taken as a whole, will not materially impair the utility of such Property, and will not result in a reduction or abatement of, or right of offset against, the Rents payable under any Lease, in either case as a result thereof, and provided that any new Building Equipment acquired by Grantor (and not so disposed of) shall be subject to the Lien of this Mortgage. Beneficiary shall, from time to time, upon receipt of an Officer's Certificate requesting the same and confirming satisfaction of the conditions set forth above, execute a written instrument in form reasonably satisfactory to Beneficiary to confirm that such Building Equipment which is to be, or has been, sold or disposed of is free from the Lien of this Mortgage.

          (b)  Transfer of Interests in Grantor.  Notwithstanding anything
               --------------------------------
contained herein to the contrary, Beneficiary's consent shall not be required with respect to Transfers of direct or indirect beneficial interests in Grantor if such Transfers are as a result of a sale of shares of Kilroy Realty Corp., which sale is effected through any recognized stock exchange or through the "over-the-counter market".

          (c)  Indebtedness.  Grantor shall not incur, create or assume any
               ------------
Debt or incur any liabilities without the consent of Beneficiary; provided, however, that if no Event of Default shall have occurred and be continuing, Grantor may, without the consent of Beneficiary, incur, create or assume any or all of the following indebtedness (collectively, "Permitted Debt"):
                                                  --------------

               (i) the Note and the other obligations, indebtedness and liabilities specifically provided for in any Loan Document and secured by this Mortgage and the other Loan Documents;

               (ii) amounts, not secured by Liens on the Trust Estate (other than liens being properly contested in accordance with the provisions of this Mortgage), not to exceed $2,500,000, payable by or on behalf of Grantor for or in respect of the operation of the Trust Estate in the ordinary course of operating Grantor's business, provided that (but subject to the terms of the next sentence) each such amount shall be paid within sixty (60) days following the date on which each such amount was incurred. Nothing contained herein shall be deemed to require Grantor to pay any amount, so long as Grantor is in good faith, and by proper legal proceedings, diligently contesting the validity, amount or application thereof, provided that in each case, at the time of the commencement of any such action or proceeding, and during the pendency of such action or proceeding (i) no Event of Default shall exist and be continuing hereunder,
     (ii) adequate reserves with respect thereto are maintained on the books of Grantor in accordance with GAAP (as determined by the Independent Accountant), and (iii) such contest operates to suspend collection or enforcement, as the case may be, of the contested amount and such contest is maintained and prosecuted continuously and with diligence. Notwithstanding anything set forth herein, in no event shall Grantor be permitted under this provision to enter into a note or other instrument for borrowed money; and

               (iii) amounts, not secured by Liens on the Trust Estate (other than liens being properly contested in accordance with the provisions of this Mortgage), payable or reimbursable to any Tenant on account of work performed at a Property by such Tenant or for costs incurred by such Tenant in connection with its occupancy of space in the Property, including for tenant improvements (provided, however, that notwithstanding the foregoing, in no event shall Grantor be permitted under this provision to enter into a note or other instrument for borrowed money).

               (d)  Additional Permitted Transfers.  Notwithstanding the above
                    ------------------------------
provisions of this Section 11, Grantor may, without the consent of Beneficiary,
                   ----------
(i) make immaterial transfers of portions of a Property to Governmental Authorities for dedication or public use (subject to the provisions of Section
                                                                       -------
6 hereof) or, portions of such Property to third parties, including owners of
-
outparcels, or other properties for the purpose of erecting and operating additional structures whose use is integrated with the use of such Property, and (ii) grant easements, restrictions, covenants, reservations and rights of way in the ordinary course of business for access, water and sewer lines, telephone and telegraph lines, electric lines or other utilities or for other similar purposes or amend the Operating Agreements, provided that no such transfer, conveyance or encumbrance set forth in the foregoing clauses (i) and (ii) shall materially impair the utility and operation of the applicable Property or materially adversely affect the value of the applicable Property taken as a whole. If Grantor shall receive any net proceeds in connection with any such transfer or other conveyance, Grantor shall have the right to use any such proceeds in connection with any Alterations performed in connection with, or required as a result of, such conveyance. Except as provided below with respect to any Taking, the amount of any net proceeds received by Grantor in excess of the cost of such Alterations shall be deposited in the Capital and TI Reserve Account (which amounts shall be in addition to, and not in lieu of, amounts otherwise required to be deposited pursuant to Section 48(b)
                                                                   -------------
hereof, and shall be available to Grantor for use in performing any further or other Alterations or with respect to the Properties. Any amounts held in such account shall be invested in accordance with Section 3(j) of the Cash Collateral Agreement. In connection with any transfer, conveyance or encumbrance permitted pursuant to this Section 11(d), 11(f), Beneficiary shall execute and deliver any
                 --------------------
instrument reasonably necessary or appropriate, in the case of the transfers referred to in clause (i) above, to release the portion of a Property affected by such Taking or such transfer from the Lien of this Mortgage or, in the case of clause (ii) above, to subordinate the Lien of this Mortgage to such easements, restrictions, covenants, reservations and rights of way or other similar grants by receipt by Beneficiary of:

                    (i)   a copy of the instrument of transfer; and

                    (ii) an Officer's Certificate stating (x) with respect to any Transfer, the consideration, if any, being paid for the Transfer and
     (y) that such Transfer does not materially impair the utility and operation of the affected Property or materially reduce its value.

          All Taking Proceeds shall be applied in accordance with the provisions of Section 6 hereof.
   ---------

          (e)  Not less than fifteen (15) Business Days prior to the closing of
(x) any transaction subject to the provisions of this Section 11 or (y) any
                                                      ----------
transfer of a ten percent (10%) direct or indirect beneficial interest in Grantor or (z) any transfer that shall result in a Person acquiring a greater than 50% interest in Grantor or of any transfer that shall result in a Person that had a greater than 50% interest in Grantor having less than a 50% interest in Grantor, Grantor shall deliver to Beneficiary and the Rating Agencies (i) an Officer's Certificate describing the proposed transaction and stating that such transaction is permitted by this Section 11, together with any appraisal or
                                 ----------
other documents upon which such Officer's Certificate is based, and (ii) an Opinion of Counsel to the transferee, addressed to the Rating Agencies and Beneficiary and dated as of the date of the Transfer, to the effect that, in a properly presented case, a bankruptcy court in a case involving such transferee would not disregard the corporate or partnership form of such transferee so as to consolidate the assets and liabilities of such transferee with those of Grantor or their respective general partners. In addition, Grantor shall provide Beneficiary and the Rating Agencies with copies of executed deeds, assignments of Direct Beneficial Owner interests in

Grantor, mortgages or other similar closing documents within ten (10) days after such closing. Any Transfer described in clause (z) above shall be subject to the prior written consent of Beneficiary, as well as delivery by the Rating Agencies of written confirmation that any such Transfer will not result in the withdrawal, qualification or downgrading of the then current ratings of any Securities.

          (f)  Sale of the Property.  (i) Grantor shall have the right to a
               --------------------
one-time sale in whole of its interest in all the Properties to a Qualified Purchaser, subject to the prior written approval of the Beneficiary which shall not be unreasonably withheld, and the satisfaction of the following conditions:

               (A)  Beneficiary shall have received from Grantor at least thirty
                    (30) days' prior written notice of the date proposed for such sale (the "Sale Date");
                                    ---------

               (B) No Event of Default shall have occurred and be continuing as of the date of such notice or the Sale Date;

               (C) Grantor shall provide such evidence as may be reasonably requested by Beneficiary with respect to the Qualified Purchaser of real estate experience, qualifications and creditworthiness and management ability of proposed transferee and its property manager;

               (D) The Qualified Purchaser shall have expressly agreed to assume the obligations of Grantor under this Mortgage and the other Loan Documents;

               (E) All documents evidencing the purchase, including title insurance endorsements insuring the first priority lien in favor of Beneficiary pursuant to this Mortgage, are provided to Beneficiary prior to the transfer and are reasonably satisfactory to Beneficiary;

               (F) Beneficiary shall receive opinions of counsel reasonably acceptable to Beneficiary that contain equivalent opinions to the extent applicable with respect to the Qualified Purchaser that were given with respect to Grantor on the date hereof, including, but not limited to, opinions that Qualified Purchaser is duly organized and validly existing, and that the Qualified Purchaser has duly assumed Grantor's obligations and liabilities under the Loan Documents, as well as an Opinion of Counsel addressed to the Rating Agencies and Beneficiary and dated as of the Sale Date to the effect that in a properly presented case, a bankruptcy court in a case involving such transferee, or any Affiliate thereof, would not disregard the corporate or partnership forms of such entity, their Affiliates and/or their partners, as the case may be, so as to consolidate the assets and liabilities of such entity or entities and/or their Affiliates with those of Grantor or their respective members or general partners;

               (G) Grantor shall pay all reasonable expenses and fees incurred by Beneficiary, including all attorney's fees, as may be requested by Beneficiary, in connection with the proposed sale, and Grantor shall pay to Beneficiary upon the consummation of the sale, a transfer fee equal to one percent (1%) of the principal amount of the Note as of the Sale Date;

               (H) Grantor shall provide Beneficiary and the Rating Agencies with copies of executed deeds, assignments of interest in the Grantor, mortgages or other similar closing documents within ten (10) days after such closing; and

               (I) Any Transfer described in this clause (f),shall be subject to the prior written consent of Beneficiary, as well as delivery by the Rating Agencies of written confirmation that any such Transfer will not result in the withdrawal, qualification or downgrading of the then current ratings of any Securities.

          Upon the satisfaction of the conditions of this Section 11(f),
                                                          -------------
Grantor shall be released and Qualified Purchaser shall assume the rights and obligations of the Grantor under this Mortgage.

               (ii)  Qualified Purchaser.  A Qualified Purchaser shall mean a
                     -------------------
     Single Purpose Entity, reasonably acceptable to Beneficiary and the Rating Agencies, meeting such requirements of creditworthiness and real estate experience ownership and/or management as Beneficiary shall deem pertinent in its reasonable discretion.

          12.  Maintenance of Trust Estate; Alterations; Inspection; Utilities.
               ---------------------------------------------------------------

          (a)  Maintenance of Trust Estate.  Grantor shall keep and maintain the
               ---------------------------
Trust Estate and every part thereof in good condition and repair, subject to ordinary wear and tear, and, subject to Excusable Delays and the provisions of this Mortgage with respect to damage or destruction caused by casualty events or Takings, shall not permit or commit any waste, impairment, or deterioration of any portion of the Trust Estate in any material respect. Grantor further covenants to do all other acts which from the character or use of the Trust Estate may be reasonably necessary to protect the security hereof, the specific enumerations herein not excluding the general. Grantor shall not remove or demolish any Improvement on any Property except as the same may be necessary in connection with an Alteration or a restoration in connection with a Taking or casualty in accordance with the terms and conditions hereof.

          (b)  No Changes in Use.  Except as may be necessary in connection
               -----------------
with an Alteration permitted by Section 12(c) hereof, Grantor shall not make any
                                -------------
changes or allow any changes to be made in the nature of the use of any Property or any part thereof or initiate or take any action in furtherance of any change in any zoning or other land use classification affecting all or any portion of a Property.

          (c)  Conditions to Alteration.  Provided that no Event of Default
               ------------------------
shall have occurred and be continuing hereunder, Grantor shall have the right, without Beneficiary's consent, to undertake any alteration, improvement, demolition or removal of any Property or any portion thereof (any such alteration, improvement, demolition or removal, an "Alteration") so long as (i)
                                                    ----------
Grantor provides Beneficiary with prior written notice of any Material Alteration, and (ii) any Alteration is undertaken in accordance with the applicable provisions of this Mortgage and the other Loan Documents, is not prohibited by any relevant Operating Agreements and the Leases and shall not upon completion (giving credit to rent and other charges attributable to Leases executed upon such completion) materially adversely (A) affect the value, use or operation of such Property taken as a whole or (B) reduce the Net Operating Income for such Property from the level available immediately prior to commencement of such Alteration. Any Material Alteration with respect to any one Property shall be conducted under the supervision of an Independent Architect and no such Material Alteration shall be undertaken until five (5) Business Days after there shall have been filed with Beneficiary, for information purposes only and not for approval by Beneficiary, detailed plans and specifications and cost estimates therefor, prepared by such Independent Architect, as well as an Officer's Certificate stating that such Alteration will involve an estimated cost of more than (I) the greater of the Individual Threshold Amount and $_______ with respect to Alterations being undertaken at a single Property at such time, or (II) the Aggregate Alteration Threshold Amount for Alterations at all the Properties. Such plans and specifications may be revised at any time and from time to time by such Independent Architect provided that material revisions of such plans and specifications are filed with Beneficiary, for information purposes only. All work done in connection with any Alteration shall be performed with due diligence in a good and workmanlike manner, all materials used in connection with any Alteration shall not be less than the standard of quality of the materials currently used at such Property and all materials used shall be in accordance with all applicable material Legal Requirements and Insurance Requirements.

          (d)  Costs of Alteration.  Notwithstanding anything to the contrary
               -------------------
contained in Section 12(c) hereof, no Material Alteration nor any Alteration
             -------------
which when aggregated with all other Alterations (other than Material Alterations) then being undertaken by Grantor (exclusive of Alterations being directly paid for by Tenants) at the Properties exceeds the Aggregate Alteration Threshold Amount, shall be performed by or on behalf of Grantor unless Grantor shall have delivered to Beneficiary Cash and Cash Equivalents and/or a Letter of Credit as security in an amount not less than the estimated cost (exclusive of costs to be funded from amounts held in any Account) of the Material Alteration or the Alterations in excess of the Alteration Threshold Amount (as set forth in the Independent Architect's written estimate referred to above). In addition to payment or reimbursement from time to time of Grantor's expenses incurred in connection with any Material Alteration or any such Alteration, the amount of such security shall be reduced on any given date to the Independent Architect's written estimate of the cost to complete the Material Alterations or the Alterations (including any retainages), free and clear of Liens, other than Permitted Encumbrances. Costs which are subject to retainage (which in no event shall be less than 5%) shall be treated as due and payable and unpaid from the date they would be due and payable but for their characterization as subject to retainage. In the event that any Material Alteration or Alteration shall be made in conjunction with any restoration with respect to which Grantor shall be entitled to withdraw Proceeds pursuant to Sections 6(g) and 6(h) hereof, the amount of the Cash and Cash
            ----------------------
Equivalents and/or Letter of Credit to be furnished pursuant hereto need not exceed the aggregate cost of such restoration and such Material Alteration or Alteration (as estimated by the Independent Architect), less the sum of the amount of any Proceeds which Grantor may be entitled to withdraw pursuant to Sections 6(g) and 6(h) hereof and which are held by Beneficiary in accordance
----------------------
with Section 6 hereof. Payment or reimbursement of Grantor's expenses incurred
     ---------
with respect to any Material Alteration or any such Alteration shall be accomplished upon the terms and conditions specified in Sections 6(g) through
                                                        -------------
6(h) hereof. At any time after substantial completion of any Material Alteration
----
or any such Alteration in respect whereof Cash and Cash Equivalents and/or a Letter of Credit was deposited pursuant hereto, the whole balance of any Cash and Cash Equivalents so deposited by Beneficiary and then remaining on deposit (together with earnings thereon), as well as all retainages, may be withdrawn by Grantor and shall be paid by Beneficiary to Grantor, and any other Cash and Cash Equivalents and/or a Letter of Credit so deposited or delivered shall, to the extent it has not been called upon, reduced or theretofore released, be released to Grantor, within ten (10) days after receipt by Beneficiary of an application for such withdrawal and/or release together with an Officer's Certificate, and signed also (as to the following clause (i)) by the Independent Architect, setting forth in substance as follows:

               (i) that the Material Alteration or Alteration in respect of which such Cash and Cash Equivalents and/or a Letter of Credit was deposited has been substantially completed in all material respects in accordance with any plans and specifications therefor previously filed with Beneficiary under Section 12 hereof and that, if applicable, a certificate
                       ----------
     of occupancy has been issued with respect to such Material Alteration or Alteration by the relevant Governmental Authority(ies) or, if not applicable, that a certificate of occupancy is not required; and

               (ii) that to the knowledge of the certifying Person all amounts which Grantor is or may become liable to pay in respect of such Material Alteration or Alteration through the date of the certification have been paid in full or adequately provided for or are being contested in accordance with Section 7(c) hereof and that lien waivers have been
                     ------------
     obtained from the general contractor and major subcontractors performing such Material Alterations or Alterations (or such waivers are not customary and reasonably obtainable by prudent managers in the area where such Property is located).

          (e)  Right to Inspect.  Beneficiary and any Persons authorized by it
               ----------------
may at all reasonable times and upon reasonable notice enter and examine such Property and may inspect all work done, labor performed and materials furnished in and about such Property subject in all instances to the rights of Tenants under Leases. Beneficiary shall have no duty to make any such inspection and shall have no liability or obligation for making (except for its negligence or willful misconduct) or not making any such inspection.

         13.   Legal Compliance.  (a)  Grantor and the Trust Estate and the use
               ----------------
thereof materially comply with all Legal Requirements (as defined below). Grantor represents and warrants that, as of the date hereof, it has not received notice of any violation of any Legal Requirement that remains outstanding. Subject to Grantor's right to contest pursuant to Section 7(c)
                                                               ------------
hereof, Grantor shall comply with all present and future laws, statutes, codes, ordinances, orders, judgments, decrees, injunctions, rules, regulations and requirements, and irrespective of the nature of the work to be done, of every Governmental Authority including, without limitation, Environmental Laws, consumer protection laws and all covenants, restrictions and conditions now or hereafter of record which may be applicable to it or to any Property and the Building Equipment thereon, or to the use, manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of any Property and the Building Equipment thereon including, without limitation, building and zoning codes and ordinances (collectively, the "Legal Requirements"), except
                                                ------------------
where the failure is not reasonably likely to have a Material Adverse Effect.

               (b) Grantor currently holds all certificates of occupancy, licenses, registrations, permits, consents, franchises and approvals of any Governmental Authority which are necessary for Grantor's ownership and operation of the Properties or which are necessary for the conduct of Grantor's business thereon. All such certificates of occupancy, licenses, registrations, permits, consents, franchises and approvals are current and will be kept current and in full force and effect.

          14.  Books and Records, Financial Statements, Reports and Other
               ----------------------------------------------------------
Information.
-----------

          (a)  Books and Records.  Grantor will keep and maintain on a fiscal
               -----------------
year basis proper books and records separate from any other Person, in which accurate and complete entries shall be made of all dealings or transactions of or in relation to the Note, the Trust Estate and the business and affairs of Grantor relating to the Trust Estate, in accordance with GAAP. Beneficiary and its authorized representatives shall have the right at reasonable times and upon reasonable notice to examine the books and records of Grantor relating to the operation of the Trust Estate and to make such copies or extracts thereof as Beneficiary may reasonably require.

          (b)  Financial Statements.
               --------------------

               (i)  Quarterly Reports.  Not later than forty-five (45) days
                    -----------------
     following the end of each calendar quarter (other than the fourth (4th) quarter of any calendar year), Grantor will deliver to Beneficiary (with a copy to the Rating Agencies) unaudited financial statements, internally prepared, in accordance with GAAP, consistently applied, including a balance sheet as of the end of such quarter, and a statement of revenues and expenses through the end of such quarter, a statement of net operating income for such quarter, a statement of profits and losses as to each Property, and a comparison of the budgeted income and expenses and the actual income and expenses for each quarter and year to date, together with a detailed explanation of any variances between budgeted and actual amounts that are greater than (x) $ , and (y) five percent (5%) or more for each line item therein. Such statements for each quarter shall be accompanied by an Officer's Certificate certifying to the best of the signer's knowledge,
     (A) that such statements fairly represent the financial condition and results of operations of Grantor in accordance with GAAP consistently applied, (B) that as of the date of such Officer's Certificate, no Default exists under this Mortgage, the Note or any other Loan Document or, if so, specifying the nature and status of each such Default and the action then being taken by Grantor or proposed to be taken to remedy such Default, (C) the Debt Service Coverage Ratio for the preceding calendar quarter and calendar year, and (D) that as of the date of each Officer's Certificate, no litigation exists involving Grantor or the Trust Estate in which the amount involved is $100,000 or more, or, if so, specifying such litigation and the actions being taking in relation thereto in accordance with Section
                                                                         -------
     23 hereof. Such financial statements shall contain such other information
     --
     as shall be reasonably requested by Beneficiary for purposes of calculations to be made by Beneficiary pursuant to the terms hereof.

               (ii) Annual Reports.  Not later than ninety (90) days after the
                    --------------
     end of each fiscal year of Grantor's operations, Grantor will deliver to Beneficiary (with a copy to the Rating Agencies) audited financial statements certified by an Independent Accountant in accordance with GAAP consistently applied, including a balance sheet as of the end of such year, a statement of Net Operating Income for the year and for the fourth quarter thereof and a statement of revenues and expenses for such year, and stating in comparative form the figures for the previous fiscal year, as well as the supplemental schedule of net income or loss presenting the net income or loss for each Property and occupancy statistics for each Property. Such annual financial statements shall also be accompanied by an Officer's Certificate in the form required pursuant to Section 14(b) (i) hereof.
                                                  -----------------

          Grantor shall pay a late charge equal to one percent (1%) of the monthly interest and principal payment on the Note for each late submission of the reports required pursuant to clauses (i) or (ii).

               (c)  Leasing Reports.  (i) Not later than forty-five (45) days
                    ---------------
after the end of each fiscal quarter of Grantor's operations, Grantor will deliver to Beneficiary (with a copy to the Rating Agencies) a true and complete rent roll for each Property (and aggregating the occupancy rate with respect to all the Properties), dated as of the last month of such fiscal quarter, showing the percentage of gross leasable area of each Property (and in the aggregate) leased as of the last day of the preceding calendar quarter, the percentage of lease roll-overs for each Property (and in the aggregate) for the preceding calendar quarter, a summary of new lease signings [(including tenant name, square footage occupied and designation of the tenant's operations as national, regional or local)] and lease terminations for the preceding calendar quarter, the current annual rent for each Property, the expiration date of each lease, the various options, if any, available to the tenant with respect to renewal (including the amount of the rent in the event of renewal), whether to Grantor's knowledge any portion of the Property has been sublet, and if it has, the name of the subtenant, and such rent roll shall be accompanied by an Officer's Certificate certifying that such rent roll is true, correct and complete in all respects as of its date and stating whether Grantor, within the past three months, has issued a notice of default with respect to any Lease which has not been cured and the nature of such default.

               (ii) Not later than sixty (60) days after the end of each calendar year, Grantor shall deliver to Beneficiary a written report containing the following information: (1) the percentage of Leases which expired pursuant to scheduled expiration dates during the preceding calendar year, (2) a list of Leases which are triple net leases and a list of Leases which are not triple net leases, (3) a summary of each Lease signed during the preceding calendar year, including tenant name, net rentable or gross leasable square feet demised, and a designation as to whether the applicable Tenant's operations are national, regional or local, (4) a list of Leases which were terminated during the preceding calendar year, (5) a summary of renewal options available under each Lease (which summary shall specify the rental amounts due during any such renewal period), (6) whether to Grantor's knowledge any Tenant has sublet any portion of its premises, and the names of any such subtenants, and (7) whether any portion of any Property is vacant. The foregoing report shall be accompanied by an Officer's Certificate of Grantor or by an Officer's Certificate of Grantor delivering said report certifying that such report is true, correct and complete in all material respects.

          (d)  Capital Expenditures Summaries.  Grantor shall, within
               ------------------------------
forty-five (45) days after the end of each calendar year during the term of the Notes, deliver to Beneficiary and the Rating Agencies an annual summary of any and all capital expenditures made at each Property during the prior twelve (12) month period.


          (e)  Other Information.  Grantor will, promptly after written
               -----------------
request by Beneficiary or the Rating Agencies, furnish or cause to be furnished to Beneficiary, in such manner and in such detail as may be reasonably requested by Beneficiary, such reasonable additional information as may be reasonably requested by Beneficiary with respect to the Trust Estate.

          15.  Compliance with Leases and Agreements.
               -------------------------------------

          (a)  Leases and Operating Agreements.  The Leases and the Operating
               -------------------------------
Agreements, if any, are in full force and effect. Grantor has neither given to, nor received any notice of default from, any party to any of the Operating Agreements, if any, or any Lease which remains uncured. To the best of Grantor's knowledge, except as set forth in estoppel certificates delivered to Beneficiary and the Rating Agencies prior to the date hereof, no events or circumstances exist which with or without the giving of notice, the passage of time or both, may constitute a default under any of the Operating Agreements or the Leases on the part of Grantor, or party thereunder. Grantor has complied with and performed all of its material construction, improvement and alteration obligations with respect to each Property required under the Operating Agreements and the Leases. Grantor will promptly after receipt thereof deliver to Beneficiary a copy of any notice received with respect to the Operating Agreements and the Leases, claiming that Grantor is in default in the performance or observance of any of the material terms, covenants or conditions of any of the Operating Agreements or the Leases.

          (b)  New Leases.  Grantor may, at all times, lease to any Person space
               ----------
within each Property in a manner consistent with other First Class properties comparable to the applicable Property and then current market conditions existing in the applicable market area in which such Property is located, and otherwise in accordance with this Mortgage. Each Material Lease entered into after the date hereof (including the renewal or extension on or after the date hereof of any Lease entered into prior to the date hereof if the rent payable during such renewal or extension, or a formula or other method to compute such rent, is not provided for in such Lease (such a renewal or extension a "Renewal Lease")) (A) shall provide for payment of rent and all
                -------------
other material amounts payable thereunder at rates at least equal to the fair market rental value (taking into account the type and creditworthiness of the tenant, the length of tenancy, free rent periods and all other concessions to be granted to the tenant by the landlord thereunder, and the location and size of the unit so rented), as of the date such Material Lease is executed by Grantor, of the space covered by such Material Lease or Renewal Lease for the term thereof, including any renewal options, and (B) shall not contain any provision whereby the rent payable thereunder would be based, in whole or in part, upon the net income or profits derived by any Person from the Property (provided, however, that it may contain a provision in which a portion of rent may be payable based on a percentage of gross income), and (C) shall not prevent Proceeds from being held and disbursed by Beneficiary in accordance with the terms hereof, and (D) shall not entitle any tenant to receive and retain Proceeds except those that may be specifically awarded to it in condemnation proceedings because of the Taking of its trade fixtures and its leasehold improvements which have not become part of the realty and such business loss as tenant may specifically and separately establish. Grantor may not, without the consent of Beneficiary, amend, modify or waive the provisions of any Material Lease or terminate, reduce rents under or shorten the term of any Material Lease in any manner which would have a material adverse effect on the applicable Property taken as a whole.

          (c)  No Default Under Leases.  Grantor shall (i) promptly perform and
               -----------------------
observe all of the material terms, covenants and conditions required to be performed and observed by Grantor under the Leases and the Operating Agreements, if the failure to perform or observe the same would materially and adversely affect the value of any Property; (ii) exercise, within fifteen (15) Business Days after a written request by Beneficiary, any right to request from the Tenant under any Lease or the party to any Operating Agreement a certificate with respect to the status thereof; and (iii) not collect any of the Rents under the Leases more than one (1) month in advance (except that Grantor may collect such security deposits as are permitted by Legal Requirements and are commercially reasonable in the prevailing market and collect other charges in accordance with the terms of each Lease).

          (d)  Subordination, Non-Disturbance and Attornment.   All Leases
               ---------------------------------------------
entered into by Grantor after the date hereof, if any, shall be subject and subordinate to this Mortgage; provided that, Beneficiary shall enter into, and, if required by applicable law to provide constructive notice, record in the county where the subject Property is located, a subordination, attornment and non-disturbance agreement, in form and substance substantially similar to the form attached hereto as Exhibit "C" (a "Nondisturbance Agreement"), with any
                        ----------      ------------------------
Tenant entering into a Lease after the date hereof or, within ten (10) Business Days after written request therefor by Grantor, with any other Tenant under any Lease or prospective Lease (other than a Lease to an Affiliate of Grantor) existing on the date hereof or made or to be made in accordance with the provisions of this Section 15, provided that, with respect to any Lease entered
                   ----------
into after the date hereof, such request is accompanied by an Officer's Certificate stating that such Lease complies in all respects with this Section
                                                                       -------
15. All reasonable costs and expenses of Beneficiary in connection with the
--
negotiation, preparation, execution and delivery of any Nondisturbance Agreement including, without limitation, reasonable attorneys' fees and disbursements shall be paid by Grantor. Beneficiary shall enter into a Nondisturbance Agreement or an agreement in any other form reasonably requested by such Tenant, provided that the same does not materially increase the obligations or liabilities of Beneficiary from what the same would have been under the form of Nondisturbance Agreement attached hereto.

          16.  Beneficiary's Right to Perform.  Upon the occurrence and during
               ------------------------------
the continuance of an Event of Default with respect to the performance of any of the Obligations contained herein, Beneficiary may, without waiving or releasing Grantor from any Obligation or Default under this Mortgage, but shall not be obligated to, at any time perform the same, and the cost thereof, with interest at the Default Rate from the date of payment by Beneficiary to the date such amount is paid by Grantor, shall immediately be due from Grantor to Beneficiary and the same shall be secured by this Mortgage and shall be a Lien on the Trust Estate prior to any right, title to, interest in or claim upon the Trust Estate attaching subsequent to the Lien of this Mortgage (subject to the provisions of
Section 11(d), 11(f) hereof).  No payment or advance of money by Beneficiary
--------------------
under this Section 16 shall be deemed or construed to cure Grantor's Default or
           -----------
waive any right or remedy of Beneficiary hereunder.

          17.  Grantor's Existence; Organization and Authority.  For so long as
               -----------------------------------------------
this Mortgage remains of record with respect to any of the Properties, Grantor shall do all things necessary to preserve and keep in full force and effect its existence, rights and privileges as a limited partnership and its right to own property or transact business in all states in which the Properties are located. For so long as any portion of the Indebtedness shall remain outstanding, Grantor shall do all things necessary to continue to be, a Single Purpose Entity (including without limitation, ensuring that each general partner or managing member, as applicable, continues as a Single Purpose Entity), and shall prevent any general partner of Grantor from amending such general partner's articles of incorporation or bylaws, or other formation documents, in any manner that would enable such general partner to expand Grantor's business purposes beyond those specified in such documents as of the date hereof. Grantor hereby represents and warrants that [each of _______________ and _______________] (i) is a duly organized and validly existing [limited partnership/corporation/limited liability company] under the laws of the State of Delaware, (ii) has the [corporate] power and authority to own its properties and to carry on its business as now being conducted and as proposed to be conducted and is qualified to do business in all States in which the Properties are located, and (iii) has the requisite power to execute and deliver and perform its obligations under this Mortgage, the Note and each of the other Loan Documents. The execution and delivery by Grantor of this Mortgage, the Note and each of the other Loan Documents to be executed by Grantor, Grantor's performance of its respective obligations thereunder and the creation of the security interest and Liens provided for in this Mortgage have been duly authorized by all requisite action on the part of Grantor, and will not violate in any material respect any Legal Requirement, any order of any court or other Governmental Authority, Grantor's certificate of limited partnership or partnership agreement or any material indenture, agreement or other instrument to which Grantor is a party, or by which Grantor is bound; and will not conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any of the foregoing, or result in the creation or imposition of any Lien, of any nature whatsoever, upon any of the property or assets of Grantor except the Liens created hereunder. Grantor is not required to obtain any consent, approval or authorization from or to file any declaration or statement with, any Governmental Authority in connection with or as a condition to the execution, delivery or performance of this Mortgage, the Note or the other Loan Documents by Grantor other than those which have already been obtained or filed. Grantor further represents and warrants that it is and, so long as any portion of the Indebtedness shall remain outstanding, shall do all things necessary to continue to be, a Single-Purpose Entity.

         18.   Protection of Security; Costs and Expenses.  Grantor shall appear
               ------------------------------------------
in and defend any action or proceeding of which it has notice purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee hereunder and shall pay all costs and expenses, including, without limitation, cost of evidence of title and reasonable attorneys' fees and disbursements, in any such action or proceeding, and in any suit brought by Beneficiary to foreclose this Mortgage or to enforce or establish any other rights or remedies of Beneficiary hereunder upon the occurrence and during the continuance of an Event of Default. If an Event of Default occurs under this Mortgage, or if any action or proceeding is commenced in which it becomes necessary to defend or uphold the Lien or priority of this Mortgage or which adversely affects Beneficiary or Beneficiary's interest in the Trust Estate or any part thereof, including, but not limited to, eminent domain, enforcement of, or proceedings of any nature whatsoever under any Legal Requirement affecting the Trust Estate or involving Grantor's bankruptcy, insolvency, arrangement, reorganization or other form of debtor relief, then Beneficiary, upon reasonable notice to Grantor, may, but without obligation to do so and without releasing Grantor from any obligation hereunder, make such appearances, disburse such reasonable sums and take such action as Beneficiary reasonably deems necessary or appropriate to protect Beneficiary's interest in the Trust Estate, including, but not limited to, disbursement of reasonable attorneys' fees, entry upon the Trust Estate to make repairs or take other action to protect the security hereof, and payment, purchase, contest or compromise of any encumbrance, charge or lien which in the reasonable judgment of Beneficiary appears to be prior or superior hereto; provided, however, that the foregoing shall be subject to Grantor's rights to contest under Section 7(c) hereof and Beneficiary shall not pay or discharge any
              ------------
lien, encumbrance or charge being contested by Grantor in accordance with
Section 7(c) hereof.  Grantor further agrees to pay all reasonable costs and
------------
expenses of Beneficiary or Trustee including reasonable attorneys' fees and disbursements incurred by Beneficiary or Trustee in connection with (a) the negotiation, preparation, execution, delivery and performance of this Mortgage, the Note and the other Loan Documents, and (b) the performance of its obligations and exercise of its rights under this Mortgage, the Note, and the other Loan Documents. All of the costs, expenses and amounts set forth in this
Section 18 shall be payable by Grantor, on demand and, together with interest
----------
thereon at the Default Rate, if the same are not paid within five (5) Business Days after demand therefor by Beneficiary (or Trustee), until the date of repayment by Grantor, shall be deemed to be Indebtedness hereunder and shall be a Lien on the Trust Estate prior to any right, title, interest or claim upon the Trust Estate (subject to the provisions of Section 11 hereof). Nothing
                                           ----------
contained in this Section 18 shall be construed to require Beneficiary to incur
                  ----------
any expense, make any appearance, or take any other action.

         19.   Management of the Trust Estate.
               ------------------------------

         (a)   For purposes hereof, a "Qualifying Manager" shall mean any
                                       ------------------
property manager acceptable to Beneficiary. Beneficiary acknowledges that as of the date hereof [_________] is a Qualifying Manager. Grantor shall notify

Beneficiary and the Rating Agencies in writing (and shall deliver a copy of the proposed management agreement) of any entity proposed to be designated as a Qualifying Manager of all or any of the Properties no less than 30 days before such Qualifying Manager begins to manage such Property(ies) and shall obtain prior to any appointment of a Qualifying Manager a written confirmation from the Rating Agencies that retention of such other Person as Manager shall not result in a downgrade, withdrawal or qualification of the then ratings of any securities backed in part by this Mortgage.

         (b) It is acknowledged and agreed that a Qualifying Manager may be retained at Beneficiary's direction at any time following the occurrence and during the continuance of an Event of Default and at any time following the eighth (8th) anniversary hereof.

         (c) Upon the retention of a Qualifying Manager, Beneficiary shall have the right to approve (which approval shall not be unreasonably withheld or delayed) any new management agreement with such Qualifying Manager. Grantor shall provide a copy of such new management agreement to the Rating Agencies.

         (d) It is acknowledged and agreed that, pursuant to the provisions of the Manager's Consent, Beneficiary has certain rights to terminate the existing management agreement.

         20.   Remedies.  Upon the occurrence and during the continuation of an
               --------
Event of Default, Beneficiary may take such actions against Grantor, subject to
Section 33 hereof, and/or against Trust Estate or any portion thereof as
----------
Beneficiary determines is necessary to protect and enforce its rights hereunder, without notice or demand except as set forth below or as required under applicable law. Any such actions taken by Beneficiary shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Beneficiary may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Beneficiary permitted by law, equity or contract or as set forth herein or in the other Loan Documents. Beneficiary's determination of appropriate action may be based on an appropriate real estate or other consultant and/or counsel, and Beneficiary may rely conclusively on such advice. Grantor shall pay such consultant's and attorney's reasonable fees and expenses incurred by Beneficiary pursuant to this Section
                                                                      -------
20.  Such actions may include, without limitation, the following:
--
         (a)   Acceleration. Subject to any applicable provisions of the Note
               ------------
and the other Loan Documents, Beneficiary may declare all or any portion of the unpaid principal balance under the Note, together with all accrued and unpaid interest thereon, and all other unpaid Indebtedness, to be immediately due and payable.

         (b)   Entry. Subject to the provisions and restrictions of applicable
               -----
law, Beneficiary, personally, or by its agents or attorneys, at Beneficiary's election, may enter into and upon all or any part of the Trust Estate (including any Property and any part thereof), and may exclude Grantor, its agents and servants therefrom (but such entry shall be subject to any Nondisturbance Agreements then in effect); and Beneficiary, having and holding the same, may use, operate, manage and control the Trust Estate or any part thereof and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receiver. Upon every such entry, Beneficiary may, at the reasonable expense of the Trust Estate and/or Grantor, from time to time, either by purchase, repair or construction, maintain and restore the Trust Estate or any part thereof, and may insure and reinsure the same in such amount and in such manner as may seem to them to be advisable. Similarly, from time to time, Beneficiary may, at the expense of Grantor (which amounts may be disbursed by Beneficiary from the Trust Estate on behalf of Grantor), make all necessary or proper repairs, renewals, replacements, alterations, additions, betterments and improvements to and on the Trust Estate or any part thereof as it may seem advisable. Beneficiary or its designee shall also have the right to manage and operate the Trust Estate or any part thereof and to carry on the business thereof and exercise all rights and powers of Grantor with respect thereto, either in the name of Grantor or otherwise, as may seem to them to be advisable. In confirmation of the grant made in Granting Clause (E) hereof, in the case of the occurrence and continuation of an Event of Default, Beneficiary shall be entitled to collect and receive all earnings, revenues, rents, issues, profits and income of the Trust Estate or any part thereof (i.e., the "Rents") to be applied in the order
                                             -----
of priorities and amounts as shall be provided for in Section 21 hereof.
                                                      ----------
Beneficiary shall be liable to account only for rents, issues and profits and other proceeds actually received by Beneficiary. All actions which may be taken by Beneficiary pursuant to this Section 20(b) may be taken by the Jurisdictional
                                -------------
Trustee, upon the direction of Beneficiary. Beneficiary or the Jurisdictional Trustee, as applicable, shall be liable to account only for rents, issues and profits and other proceeds actually received by Beneficiary or the Jurisdictional Trustee.

         (c)   Foreclosure.  Prior to taking title to any Property (whether by
               -----------
foreclosure, deed in lieu or otherwise), Beneficiary shall obtain, in each instance, at Grantor's reasonable expense a new phase I environmental report with respect to each Property, and such additional environmental studies as may be recommended in such phase I reports.

                    (i) Beneficiary, with or without entry, personally or by its agents or attorneys, insofar as applicable, and in addition to any and every other remedy, may (i) sell or instruct the Jurisdictional Trustee, if applicable, to sell, to the extent permitted by law and pursuant to the power of sale granted herein, all and singular the Trust Estate, and all estate, right, title and interest, claim and demand therein, and right of redemption thereof, at one or more sales, as an entirety or in parcels, and at such times and places as required or permitted by law and as are customary in any county or parish in which a Property is located and upon such terms as Beneficiary may fix and specify in the notice of sale to be given to Grantor (and on such other notice published or otherwise given as provided by law), or as may be required by law; (ii) institute (or instruct the Jurisdictional Trustee to institute) proceedings for the complete or partial foreclosure of this Mortgage under the provisions of the laws of the jurisdiction or jurisdictions in which the Trust Estate or any part thereof is located, or under any other applicable provision of law; or
     (iii) take all steps to protect and enforce the rights of Beneficiary, whether by action, suit or proceeding in equity or at law (for the specific performance of any covenant, condition or agreement contained in this Mortgage, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy), or otherwise, as Beneficiary, being advised by counsel and its financial advisor, shall deem most advisable to protect and enforce any of their rights or duties hereunder.

                    (ii) Beneficiary (or the Jurisdictional Trustee, as applicable), may conduct any number of sales from time to time. The power of sale shall not be exhausted by any one or more such sales as to any part of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold.

                    (iii) With respect to any Property, this Mortgage is made upon any statutory conditions of the State in which such Property is located, and, for any breach thereof or any breach of the terms of this Mortgage, Beneficiary shall have the statutory power of sale, if any, provided for by the laws of such State.

          (d)  Specific Performance.  Beneficiary, in its sole and absolute
               --------------------
discretion, or the Jurisdictional Trustee, at Beneficiary's election, may institute an action, suit or proceeding at law or in equity for the specific performance of any covenant, condition or agreement contained herein or in the Notes or any other Loan Document, or in aid of the execution of any power granted hereunder or for the enforcement of any other appropriate legal or equitable remedy.

          (e)  Enforcement of Note. Subject to Section 33 hereof and to the
               -------------------             ----------
extent permitted under the provisions of applicable law, Beneficiary or the Jurisdictional Trustee, at Beneficiary's election, may recover judgment on the Note (or any portion of the Indebtedness evidenced thereby), either before, during or after any proceedings for the foreclosure (or partial foreclosure) or enforcement of this Mortgage.

          (f)  Sale of Trust Estate; Application of Proceeds.
               ---------------------------------------------

                    (i) Beneficiary (or the Jurisdictional Trustee, if applicable), may postpone any sale of all or any part of the Trust Estate to be made under or by virtue of this Section 20 by public announcement at
                                           ----------
     the time and place of such sale, or by publication, if required by law, and, from time to time, thereafter, may further postpone such sale by public announcement made at the time of sale fixed by the preceding postponement.

                    (ii)  Upon the completion of any sale made by Beneficiary
     or the Jurisdictional Trustee under or by virtue of this Section 20,
                                                              ----------
     Beneficiary shall execute and deliver to the accepted purchaser or purchasers a good and sufficient deed or deeds or other appropriate instruments, conveying, assigning and transferring all its estate, right, title and interest in and to the property and rights so sold. Beneficiary or the Jurisdictional Trustee, as applicable, is hereby appointed the true and lawful irrevocable attorney-in-fact of Grantor in its name and stead or in the name of Beneficiary to make all necessary conveyances, assignments, transfers and deliveries of the property and rights so sold, and, for that purpose, Beneficiary or the Jurisdictional Trustee, as applicable, may execute all necessary deeds and other instruments of assignment and transfer, and may substitute one or more persons with like power, Grantor hereby ratifying and confirming all that such attorney or attorneys or such substitute or substitutes shall lawfully do by virtue hereof. Grantor shall, nevertheless, if so requested in writing by Beneficiary, ratify and confirm any such sale or sales by executing and delivering to Beneficiary or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Beneficiary, for such purposes and as may be designated in such request. Any such sale or sales made under or by virtue of this Section 20 shall
                                                            ----------
     operate to divest all the estate, right, title, interest, claim and demand, whether at law or in equity, of Grantor in and to the property and rights so sold, and shall be a perpetual bar, at law and in equity, against Grantor, its successors and assigns and any Person claiming through or under Grantor and its successors and assigns.

                    (iii) The receipt of Beneficiary or the Jurisdictional Trustee, as applicable, for the purchase money paid as a result of any such sale shall be a sufficient discharge therefor to any purchaser of the property or rights, or any part thereof, so sold. No such purchaser, after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money upon or for any trust or purpose of this Mortgage, or shall be answerable, in any manner, for any loss, misapplication or non-application of any such purchase money or any part thereof, nor shall any such purchaser be bound to inquire as to the authorization, necessity, expediency or regularity of such sale.

                    (iv)  Upon any sale made under or by virtue of this Section
                                                                        -------
     20, Beneficiary may bid for and acquire the Trust Estate or any part
     --
     thereof and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting upon the Note secured by this Mortgage the net proceeds of sale, after deducting therefrom the expense of the sale and the costs of the action and any other sums which Beneficiary is authorized to deduct under this Mortgage. The person making such sale shall accept such settlement without requiring the Production of the Note or this Mortgage, and without such production there shall be deemed credited to the Indebtedness and Obligations under this Mortgage the net proceeds of such sale. Beneficiary, upon acquiring the Trust Estate or any part thereof, shall be entitled to own, hold, lease, rent, operate, manage or sell the same in any manner permitted by applicable laws.

          (g)  Voluntary Appearance; Receivers. After the happening, and during
               -------------------------------
the continuance of, any Event of Default, and immediately upon commencement of
(i) any action, suit or other legal proceeding by Beneficiary to obtain judgment for the principal and interest on the Notes and any other sums required to be paid pursuant to this Mortgage, or (ii) any action, suit or other legal proceeding by Beneficiary of any other nature in aid of the enforcement of the Loan Documents or any of them, Grantor will (a) enter their voluntary appearance in such action, suit or proceeding, and (b) if required by Beneficiary, consent to the appointment of one or more receivers of the Trust Estate and of the earnings, revenues, rents, issues, profits and income thereof. After the happening of any Event of Default, or upon the filing of a bill in equity to foreclose this Mortgage or to enforce the specific performance hereof or in aid thereof, or upon the commencement of any other judicial proceeding to enforce any right of Beneficiary, Beneficiary shall be entitled, as a matter of right, if it shall so elect, without notice to any other party and without regard to the adequacy of the security of the Trust Estate, forthwith, either before or after declaring the principal and interest on the Notes to be due and payable, to the appointment of such a receiver or receivers. Any receiver or receivers so appointed shall have such powers as a court or courts shall confer, which may include, without limitation, any or all of the powers which Beneficiary is authorized to exercise by the provisions of this Section 20, and shall have the right to incur such obligations and to issue
     ----------
such certificates therefor as the court shall authorize. Notwithstanding the foregoing, Beneficiary as a matter of right may appoint or secure the appointment of a receiver, trustee, liquidator or similar official of the Trust Estate or any portion thereof, and Grantor hereby irrevocably consents and agrees to such appointment, without notice to Grantor and without regard to the value of the Trust Estate or adequacy of the security for the Indebtedness and without regard to the solvency of the Grantor or any other Person liable for the payment of the Indebtedness, and such receiver or other official shall have all rights and powers permitted by applicable law and such other rights and powers as the court making such appointment may confer, but the appointment of such receiver or other official shall not impair or in any manner prejudice the rights of Beneficiary to receive the Rents with respect to any of the Trust Estate pursuant to this Mortgage, the Assignment of Leases or the Cash Collateral Agreement.

          (h)  UCC Remedies. Beneficiary may exercise any or all of the remedies
               ------------
granted to a secured party under the UCC, specifically including, without limitation, the right to recover the attorneys' fees and other expenses incurred by Beneficiary in the enforcement of this Mortgage or in connection with Grantor's redemption of the Improvements or Building Equipment. Beneficiary may exercise its rights under this Mortgage independently of any other collateral or guaranty that Grantor may have granted or provided to Beneficiary in order to secure payment and performance of the Obligations, and Beneficiary shall be under no obligation or duty to foreclose or levy upon any other collateral given by Grantor to secure any Obligation or to proceed against any guarantor before enforcing its rights under this Mortgage.

          (i)  Leases. Beneficiary may, at its option, before any proceeding for
               ------
the foreclosure (or partial foreclosure) or enforcement of this Mortgage, treat any Lease which is subordinate by its terms to the Lien of this Mortgage, as either subordinate or superior to the Lien of this Mortgage.

          (j)  Other Rights. Beneficiary may pursue against Grantor any other
               ------------
rights and remedies of Beneficiary permitted by law, equity or contract or as set forth herein or in the other Loan Documents.

          (k)  Retention of Possession.  Notwithstanding the appointment of any
               -----------------------
receiver, liquidator or trustee of Grantor, or any of its property, or of the Trust Estate or any part thereof, Beneficiary or the Jurisdictional Trustee, as applicable, to the extent permitted by law, shall be entitled to retain possession and control of all property now or hereafter granted to or held by Beneficiary or the Jurisdictional Trustee, as applicable, under this Mortgage.

          (l)  Suits by Beneficiary. All rights of action under this Mortgage
               --------------------
may be enforced by Beneficiary without the possession of the Note and without the production thereof or this Mortgage at any trial or other proceeding relative thereto. Any such suit or proceeding instituted by Beneficiary shall be brought in the name of Beneficiary and any recovery of judgment shall be subject to the rights of Beneficiary.

          (m)  Remedies Cumulative. Subject to Section 33 hereof, no remedy
               -------------------             ----------
herein conferred upon or reserved to Beneficiary shall exclude any other remedy, and each such remedy shall be cumulative and in addition to every other remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission of Beneficiary to exercise any right or power accruing upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Event of Default or an acquiescence therein. Every power and remedy given to Beneficiary by this Mortgage to the Jurisdictional Trustee and/or Beneficiary may be exercised from time to time and as often as the Jurisdictional Trustee (at Beneficiary's discretion) and Beneficiary and each of them may deem expedient. Nothing in this Mortgage shall affect Grantor's obligations to pay the principal of, and interest on, the Notes in the manner and at the time and place expressed in the Notes.

          (n)  Waiver of Rights.   Grantor agrees that, to the fullest extent
               ----------------
permitted by law, it will not at any time, (1) insist upon, plead or claim or take any benefit or advantage of any stay, extension or moratorium law, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Mortgage, (2) claim, take or insist upon any benefit or advantage of any law, now or at any time hereafter in force, providing for valuation or appraisal of the Trust Estate, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein contained, or pursuant to the decree, judgment or order of any court of competent jurisdiction, or (3) after any such sale or sales, claim or exercise any right, under any statute heretofore or hereafter enacted by the United States of America, any State thereof or otherwise, to redeem the property and rights sold pursuant to such sale or sales or any part hereof. Grantor hereby expressly waives all benefits and advantages of such laws, and covenants, to the fullest extent permitted by law, not to hinder, delay or impede the execution of any power herein granted or delegated to Beneficiary or the Trustees, but will suffer and permit the execution of every power as though no such laws had been made or enacted. Grantor for itself and all who may claim through or under it, waives, to the extent it lawfully may do so, any and all homestead rights and, any and all rights to reinstatement, any and all right to have the property comprising the Trust Estate marshaled upon any foreclosure of the Lien hereof or to have the mortgaged property hereunder and the property covered by any other mortgage, deed to secure debt or deed.

          21.  Application of Proceeds.
               -----------------------

          (a)  Sale Proceeds. The proceeds of any sale or foreclosure of the
               -------------
Trust Estate or any portion thereof shall be applied to the following in the following order of priority the payment of: (i) the costs and expenses of the foreclosure proceedings with respect to such Property (including reasonable counsel fees and disbursements actually incurred and advertising costs and expenses), liabilities and advances made or incurred under this Mortgage, and reasonable receivers' and trustees' fees and commissions and fees and expenses incurred by Beneficiary, together with interest at the Default Rate to the extent payable, (ii) any other sums advanced by Beneficiary (or any advancing agent on its behalf) in accordance with the terms hereof and not repaid to it by Grantor, together with interest at the Default Rate to the extent payable, (iii) all sums due under the Note in the order of priority set forth therein, and (iv) any surplus to Grantor or other party legally entitled thereto.

          (b)  Other Proceeds.  All Proceeds or other amounts collected by
               --------------
Beneficiary and applied to pay interest or principal of the Note or other amounts due on this Mortgage following an Event of Default and acceleration of the Note shall be applied (1) first, to reimburse any expenses related to such collection and (2) thereafter, as provided in Section 21(a) hereof. If the Note
                                              -------------
has not been accelerated, any amount available to make payments or applied in lieu of such payments thereon shall be applied (1) first, to interest due or overdue on the Note, (2) then, any amounts applied to pay or applied in lieu of paying principal on the Note then due shall be applied to pay or applied in lieu of paying each Note in order of priority, and (3) thereafter, to Grantor.

          22.  CERTAIN WAIVERS.  TO INDUCE BENEFICIARY TO CONSUMMATE THE
               ---------------
TRANSACTIONS CONTEMPLATED BY THE NOTES AND THIS MORTGAGE, AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, GRANTOR AND EACH OF THE PARTNERS COMPRISING GRANTOR EXPRESSLY AND IRREVOCABLY HEREBY WAIVES THE FOLLOWING RIGHTS, IN ADDITION TO AND NOT IN DEROGATION OF ALL OTHER WAIVERS CONTAINED IN THE NOTE, THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS:

          (a)  WAIVER OF RIGHT TO TRIAL BY JURY. GRANTOR HEREBY WAIVES AND SHALL
               --------------------------------
WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT BY, OR COUNTERCLAIM ASSERTED BY BENEFICIARY WHICH ACTION, PROCEEDING OR COUNTERCLAIM ARISES OUT OF OR IS CONNECTED WITH THIS MORTGAGE, THE NOTE OR ANY OTHER LOAN DOCUMENTS.

          23.  Notice of Certain Occurrences.  In addition to all other notices
               -----------------------------
required to be given by Grantor hereunder, Grantor shall give notice to Beneficiary and the Rating Agencies promptly upon the occurrence of: (a) any Default or Event of Default; (b) any litigation or proceeding affecting Grantor or the Trust Estate or any part thereof in which the amount involved is Two Hundred Fifty Thousand Dollars ($250,000) or more and not covered by insurance or in which injunctive or similar relief is sought and likely to be obtained;
(c) a material adverse change in the business, operations, property or financial condition of Grantor or the Trust Estate; and (d) together with the quarterly financial statements required to be delivered hereunder, a list of all litigation and proceedings affecting Grantor or the Trust Estate or any part thereof in which the amount involved is Two Hundred Fifty Thousand Dollars ($250,000) or more, whether or not covered by insurance and whether or not relief is being sought.

          24.  Trust Funds.  To the extent required by applicable law, all
               -----------
security deposits paid under the Leases shall be treated as trust funds and not commingled with any other funds of Grantor. Within ten (10) days after request by Beneficiary, Grantor shall furnish Beneficiary with satisfactory evidence of compliance with this Section 24, together with a statement of all security
                     -----------
deposits by Tenants under the Leases, which statement shall be certified by Grantor.

          25.  Taxation.  In the event a law is passed after the date hereof of
               --------
the United States or of any state in which a Property is located either (a) changing in any way the laws for the taxation of mortgages or debts secured thereby for federal, state or local purposes, or the manner of collection of any such taxes, or (b) imposing a tax, either directly or indirectly, on mortgages or debts secured thereby, in each case other than income taxes, franchise taxes, or withholding taxes, that materially adversely affects Beneficiary, Beneficiary shall have the right to declare the Note due on a date to be specified by not less than thirty (30) days' written notice to be given to Grantor unless within such thirty (30) day period Grantor shall assume as an obligation hereunder the payment of any tax so imposed until full payment of the Note provided such assumption shall be permitted by law.

          26.  Notices.  Any notice, election, request or demand which by any
               -------
provision of this Mortgage is required or permitted to be given or served hereunder shall be in writing and shall be given or served by hand delivery against receipt, by any nationally recognized overnight courier service providing evidence of the date of delivery or by certified mail return receipt requested, postage prepaid, addressed to Grantor at:
____________________________, Attention:  ____________, with a copy to
________________, Attention:  ____________, Esq.; if to Trustee at: Chicago
Title Insurance Company of New York, _______________, Attention: _____________; if to Beneficiary, to ______________, or at such other address as shall be designated from time to time by Grantor, Trustee or Beneficiary by notice given in accordance with the provisions of this Section 26. Any such notice or
                                          -----------
demand given hereunder shall be effective upon receipt. All notices, elections, requests and demands required or permitted under this Mortgage shall be in the English language.

          27.  No Oral Modification.  This Mortgage may not be waived, altered,
               --------------------
amended, modified, changed, discharged or terminated orally but only by a written agreement signed by the party against which enforcement is sought.

          28.  Partial Invalidity.  In the event any one or more of the
               ------------------
provisions contained in this Mortgage shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but each shall be construed as if such invalid, illegal or unenforceable provision had never been included hereunder.

          29.  Successors and Assigns.  All covenants of Grantor contained in
               ----------------------
this Mortgage are imposed solely and exclusively for the benefit of Beneficiary and its successors and assigns, and no other Person shall have standing to require compliance with such covenants or be deemed, under any circumstances, to be a beneficiary of such covenants, any or all of which may be freely waived in whole or in part by Beneficiary at any time if in its sole discretion it deems it advisable to do so. All such covenants of Grantor shall run with the land and bind Grantor, the successors and assigns of Grantor (and each of them) and all subsequent owners, encumbrancers and Tenants of the Trust Estate, and shall inure to the benefit of Beneficiary, its successors and assigns.

          30.  Governing Law.  This Mortgage and the obligations arising
               -------------
hereunder shall be governed by and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in the State of New York and any applicable laws of the United States of America except that at all times the provisions for the creation, perfection and enforcement of the Liens and security interest created pursuant to this Mortgage with respect to any Property and pursuant to the Assignment of Leases shall be governed by the laws of the State in which such Property is located. Whenever possible, each provision of this Mortgage shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Mortgage shall be prohibited by, or invalid under, applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remaining provisions of this Mortgage. Nothing contained in this Mortgage or in any Loan Document shall require either Grantor to pay or Beneficiary to accept any sum in any amount which would, under applicable law, subject Beneficiary, or any Trustee to penalty or adversely affect the enforceability of this Mortgage. In the event that the payment of any sum due hereunder or under any Loan Document would have such result under applicable law, then, ipso facto, the obligation of Grantor to make such
                      ---- -----
payments shall be reduced to the highest sum then permitted under applicable law and appropriate adjustment shall be made by Grantor and Beneficiary.

          31.  Certain Representations, Warranties and Covenants.
               -------------------------------------------------

          (a)  Recording Fees, Taxes, Etc. Grantor hereby agrees to take all
               --------------------------
such further reasonable actions, and to pay all taxes, recording fees, charges, costs and other expenses including, without limitation, reasonable attorneys' and professional fees and disbursements which are currently or in the future shall be imposed, and which may be required or necessary to establish, preserve, protect or enforce the Lien of this Mortgage.

          (b)  No Offsets. Grantor warrants, covenants and represents to
               ----------
Beneficiary there exists no cause of action at law or in equity that would constitute any offset, counterclaim or deduction against the Indebtedness or Obligations.

          (c)  Full and Accurate Disclosure. To the best of Grantor's knowledge,
               ----------------------------
no statement of fact made by or on behalf of Grantor in this Mortgage or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not materially misleading as of the date made. There is no fact presently known to Grantor which has not been disclosed which adversely affects, nor as far as Grantor can foresee, might adversely affect, the business, operations or condition (financial or otherwise) of Grantor.

          (d)  Tax Filings.  Grantor has filed all federal, state and local tax
               -----------
returns required to be filed prior to the date hereof and has paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments shown to be due from Grantor on such tax returns.

          (e)  No Litigation.  No litigation is pending or, to Grantor's best
               -------------
knowledge, threatened against Grantor which, if determined adversely to Grantor, would have a material adverse effect on any Property or the security created hereby and no Taking has been commenced or, to Grantor's best knowledge, is contemplated with respect to all or any portion of the Trust Estate or for the relocation of roadways providing access to the Trust Estate. Grantor has delivered to Beneficiary and the Rating Agencies a certificate setting forth all litigation affecting Grantor or any Property.

          (f)  Solvency. The fair saleable value of Grantor's assets exceeds and
               --------
will, immediately following the issuance and sale of the Note and the consummation of the other transactions contemplated to take place simultaneously therewith, exceed Grantor's liabilities, including subordinated, unliquidated, disputed and contingent liabilities. Grantor's assets do not and, immediately following the issuance and sale of the Note and the consummation of the other transactions contemplated to take place simultaneously therewith will not, constitute unreasonably insufficient capital to carry out its business as conducted or as proposed to be conducted. Grantor does not intend to, and does not believe that it will, incur debts and liabilities (including, without limitation, contingent liabilities) beyond its ability to pay such debts as they mature.

          (g)  ERISA. Grantor is not an "employee benefit plan" (within the
               -----
meaning of Section 3(3) of ERISA) to which ERISA applies and Grantor's assets do not constitute plan assets. No actions, suits or claims under any laws and regulations promulgated pursuant to ERISA are pending or, to Grantor's knowledge, threatened against Grantor. Grantor has no knowledge of any material liability incurred by Grantor which remains unsatisfied for any taxes or penalties with respect to any employee benefit plan or any Multiemployer Plan, or of any lien which has been imposed on Grantor's assets pursuant to Section 412 of the Code or Sections 302 or 4068 of ERISA.

          (h)  Claims.  No claims, actions, suits, proceedings or investigations
               ------
whether judicial or otherwise are pending or, to the best knowledge of Grantor, threatened against Grantor before any domestic or foreign court or administrative, arbitral, governmental or regulatory authority or agency which, if determined adversely to Grantor, would have a material adverse effect on the security created hereby. Grantor has delivered to Beneficiary and the Rating Agencies a certificate setting forth all claims pending against Grantor.

          (i)  Liens.  No Lien, other than Permitted Encumbrances, which remains
               -----
outstanding as of the date hereof, including, without limitation, any tax lien, has been levied against the Trust Estate.

          (j)  Outstanding Liabilities. No outstanding liabilities of Grantor
               -----------------------
exist which, individually or in the aggregate, would have a material adverse effect on the security created hereby or would materially adversely affect the condition (financial or otherwise) of Grantor. Grantor has delivered to Beneficiary and the Rating Agencies a certificate setting forth all liabilities of Grantor.

          (k)  Creditors' Claims.  To Grantor's best knowledge, no claim of any
               -----------------
creditor of Grantor would have a material adverse effect on the security created hereby or would materially adversely affect the condition (financial or otherwise) of Grantor. Grantor has delivered to Beneficiary and the Rating Agencies a certificate setting forth all such claims of creditors of Grantor.

          (l)  Enforceability of Loan Documents. This Mortgage and the other
               --------------------------------
Loan Documents are the legal, valid and binding obligations of Grantor, enforceable against Grantor in accordance with their terms.

          (m)  Contingent Liabilities.  Grantor does not have any known material
               ----------------------
contingent liabilities.

          (n)  No Other Debt. Grantor has not borrowed or received debt
               -------------
financing (other than financing evidenced by the Note) that has not been heretofore repaid in full.

          (o)  Fraudulent Conveyance. Grantor represents and warrants as
               ---------------------
follows: (i) it has not entered into this Mortgage or the other Loan Documents or the transactions contemplated hereby or thereby with the actual intent to hinder, delay, or defraud any creditor, and (ii) it has received reasonably equivalent value in exchange for its obligations under this Mortgage and the other Loan Documents. Giving effect to the transactions contemplated by this Mortgage and the other Loan Documents, the fair saleable value of the assets of Grantor exceeds and will, immediately following the execution and delivery of this Mortgage and the other Loan Documents, exceed the total liabilities of Grantor, including, without limitation, subordinated, unliquidated, disputed or contingent liabilities. The fair saleable value of the assets of Grantor is and will, immediately following the execution and delivery of this Mortgage and the other Loan Documents, be greater than Grantor's probable liabilities, including the maximum amount of the contingent liabilities of Grantor or their debts as such debts become absolute and matured. The assets of Grantor do not and, immediately following the execution and delivery of this Mortgage and the other Loan Documents will not, constitute unreasonably small capital to carry out the business of Grantor as conducted or as proposed to be conducted. Grantor does not intend to, and does not believe that it will, incur debts and liabilities (including, without limitation, contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of Grantor).

          (p)  Access/Utilities. The Properties have adequate rights of access
               ----------------
to public ways and is served by adequate water, sewer, sanitary sewer and storm drain facilities. All public utilities necessary to the continued use and enjoyment of each Property as presently used and enjoyed are located in the public right-of-way abutting the applicable Property, and all such utilities are connected so as to serve the applicable Property without passing over other property. All roads necessary for the full utilization of each Property for its current purpose have been completed and dedicated to public use and accepted by all governmental authorities or are the subject of access easements for the benefit of the applicable Property.

          (q)  Special Assessments. Except to the extent set forth on Schedule
               -------------------                                    --------
4, there are no pending or, to the knowledge of Grantor, proposed special or
-
other assessments for public improvements or otherwise affecting any Property, nor, to the knowledge of Grantor, are there any contemplated improvements to any Property that may result in such special or other assessments.

          (r)  Flood Zone. None of the Properties are located in a flood hazard
               ----------
area as defined by the Federal Insurance Administration.

          (s)  Separate Business; Corporate Formalities.
               ----------------------------------------

               (i) Grantor shall maintain its own deposit account or accounts, separate from those of any Affiliate, with commercial banking institutions. The funds of Grantor will not be diverted to any other Person or for other than business uses of Grantor, nor will such funds be commingled with the funds of any other Affiliate;

               (ii) To the extent that Grantor shares the same officers or other employees as any of its partners or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees;

               (iii) To the extent that Grantor jointly contracts with any of its partners or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that Grantor contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions between Grantor and any of its Affiliates shall be only on an arm's length basis.

               (iv) To the extent that Grantor and any of its constituent partners or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

               (v) Grantor shall conduct its affairs strictly in accordance with its organizational documents, and observe all necessary, appropriate and customary partnership formalities, including, but not limited to, obtaining any and all partners' consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts.

               (vi) In addition, Grantor shall: (a) maintain books and records separate from those of any other person; (b) maintain its assets in such a manner that it is not costly or difficult to segregate, identify or ascertain such assets; (c) hold regular meetings of its board of directors, shareholder, partners or members, as the case may be, and observe all other corporate, partnership or limited liability company, as the case may be, formalities; (d) hold itself out to creditors and the public as a legal entity separate and distinct from any other entity; (e) prepare separate tax returns and financial statements, or if part of a consolidated group, then it will be shown as a separate member of such group; (f) transact all business with Affiliates on an arm's-length basis and pursuant to enforceable agreements; (g) conduct business in its name and use separates stationary, invoices and checks; (h) not commingle its assets or funds with those of any other person; and (i) not assume, guarantee or pay the debts or obligations of any other person.

          (t)  Director Consents. The General Partner of Grantor shall obtain
               -----------------
the consent of all its directors, including the Independent Director, to (i) file a bankruptcy or insolvency petition or otherwise institute insolvency proceedings or to authorize Grantor to do so, (ii) dissolve, liquidate, consolidate, merge or sell all or substantially all of Grantor's assets, (iii) engage in any other business activity, or (iv) amend its organizational documents.

          (u)  No Default. As of the date hereof, Grantor is not in material
               ----------
default under the terms and provisions of any Operating Agreement or any Material Lease.

          (v)  Collateral As Entirety of Property. Each Property and the
               ----------------------------------
Personalty located thereon constitutes all of the real property, equipment and fixtures currently owned by Grantor or currently used in the operation of the business located on such Property.

          (w)  No Property Damage. As of the date hereof, to Grantor's
               ------------------
knowledge, no portion of the Improvements at any Property has been materially damaged, destroyed or injured by fire or other casualty which is not now fully restored or in the process of being restored.

          (x)  Separate Tax Parcels. Each Property constitutes one or more
               --------------------
separate tax lots, with a separate tax assessment, independent of any other land or improvements.

          (y)  Title Insurance. Grantor shall cause to be delivered to
               ---------------
Beneficiary a mortgagee's title insurance policy, issued by the Title Company, for each Property in an amount (i) not less than 125% of the Allocated Loan Amount or (ii) in the event each title policy contains a "tie-in" endorsement, not less than the Allocated Loan Amount so that the aggregate of such title policies equals the Loan Amount, which title insurance policy shall be dated as of the date hereof, and shall insure that this Mortgage is a valid first priority lien on the Land and Improvements, subject only to Permitted Encumbrances, standard exceptions contained in the current ALTA printed form policy issued by the Title Company, and any other matter consented to by Beneficiary.

          32.  No Waiver.  No failure by Beneficiary to insist upon the strict
               ---------
performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof shall constitute a waiver of any such term or right, power or remedy or of any such breach. No waiver of any breach shall affect or alter this Mortgage, which shall continue in full force and effect, or shall affect or alter the rights of Beneficiary with respect to any other then existing or subsequent breach.

          33.  Non-Recourse Obligations.  Notwithstanding any provision to the
               ------------------------
contrary in this Mortgage or the Note, Beneficiary shall not have any recourse to any asset of Grantor or its constituent partners other than the Trust Estate in order to satisfy the indebtedness for payment of the principal and interest evidenced by the Note, and Beneficiary's sole recourse for satisfaction of the payment of principal and interest evidenced by the Note shall be to exercise its rights against the Trust Estate and the other collateral securing the Note. The foregoing sentence shall not be deemed or construed to be a release of the indebtedness evidenced by the Note or in any way impair, limit or otherwise affect the lien of the Mortgage or any such other instrument securing repayment of the Note or prevent Beneficiary from naming Grantor, its partners, or their successors or assigns as a defendant to any action to enforce any remedy for default so long as there is no personal or deficiency money judgment sought or entered against Grantor, its partners, or their successors or assigns for payment of principal and interest evidenced by the Note. Notwithstanding the foregoing provisions of this Section 33, it is expressly understood and agreed that the aforesaid limitation of liability shall in no way affect or apply to Grantor's or its partners' continued personal liability for the payment to Beneficiary of:

               (i) any breach by Grantor of the environmental indemnification provisions contained herein;

               (ii) Grantor's failure to obtain Lender's prior written consent to (a) any subordinate financing or any other encumbrance on the Trust Estate, or (b) any transfer of the Trust Estate or interests in Grantor in violation of this Mortgage;

               (iii) Grantor's failure to pay required taxes,assessments,   and
     insurance premiums payable with respect to the Trust Estate or to maintain the required escrows therefor, to the extent of (but not in excess of) all gross revenues that have been generated by the Trust Estate following the date which is twelve (12) months prior to the date that such taxes, assessments or insurance premiums were finally due and payable and that have not been applied to pay any portion of the Loan, reasonable and customary operating expenses and capital expenditures for the Trust Estate paid to third parties not affiliated (directly or indirectly) with Grantor and except to the extent that monies are paid by Grantor in escrow for the payment of such amounts and except for any amounts applicable to the period after foreclosure of Beneficiary's lien on any Property, or the delivery by Grantor of a deed to any Property in lieu of foreclosure (which deed has been accepted by Beneficiary in writing), or the appointment of a receiver for any Property;

               (iv) the gross negligence or willful misconduct of Grantor, its agents, affiliates, officers or employees which causes or results in a loss of all or a portion of the Trust Estate that is not reimbursed by insurance or which gross negligence or willful misconduct exposes Beneficiary to claims, liability or costs of defense in any litigation or other legal proceeding;

               (v) the seizure or forfeiture of the Trust Estate, or any portion thereof, or Beneficiary's interest therein, resulting from criminal wrongdoing by any person or entity other than Beneficiary under any federal, state or local law;

               (vi) (i) any physical waste of the Trust Estate caused by the intentional or grossly negligent act(s) or omission(s) of Grantor, its agents, affiliates, officers and employees, (ii) the failure by Grantor to maintain, repair or restore any part of the Trust Estate as may be required by this Mortgage or any of the other Loan Documents to the extent of all gross revenues that have been generated by the Trust Estate following the date which is twelve (12) months prior to notice to Grantor from Beneficiary of such failure to maintain, repair or restore any part of the Trust Estate and that have not been applied to pay any portion of the Debt, reasonable and customary operating expenses and capital expenditures for the Trust Estate paid to third parties not affiliated (directly or indirectly) with Grantor, taxes and insurance premiums for the Trust Estate and escrows deposited with Beneficiary, or (iii) the removal or disposal of any portion of the Trust Estate after an Event of Default under the Loan Documents to the extent such property is not replaced by Grantor with like property of equivalent value, function and design;

               (vii) the misapplication or conversion by Grantor of any insurance proceeds paid by reason of any loss, damage or destruction to the Trust Estate; and any awards or amounts received in connection with the condemnation of all or a portion of the Trust Estate and not used by Grantor for restoration or repair of the Trust Estate;

               (viii) Grantor's failure to deliver any security deposits collected with respect to the Trust Estate to Beneficiary or any other party entitled to receive such security deposits under the Loan Documents following an Event of Default; and

               (ix) any rents (including advanced or prepaid rents),issues, profits, accounts or other amounts generated by or related to the Trust Estate attributable to, or accruing after an Event of Default, which amounts were collected by Grantor or its property manager and not deposited in the Operating Account or turned over to Beneficiary or used to pay Grantor or its property manager and not turned over to Beneficiary or used to pay unaffiliated third parties for reasonable and customary operating expenses and capital expenditures for the Trust Estate, taxes and insurance premiums with respect to the Trust Estate and any other amounts required to be paid under the Loan Documents with respect to the Trust Estate.

          Notwithstanding anything to the contrary in the Note, this Mortgage or any of the Loan Documents, Beneficiary shall not be deemed to have waived any right which Beneficiary may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Debt secured by this Mortgage or to require that all collateral shall continue to secure all of the Debt owing to Beneficiary in accordance with the Loan Documents.

          34.  Further Assurances.  Grantor, at its own expense, will execute,
               ------------------
acknowledge and deliver all such reasonable further acts, documents or instruments including security agreements on any Building Equipment included or to be included in the Trust Estate and a separate assignment of each Lease and take all such actions as Beneficiary from time to time may reasonably request to better assure, transfer and confirm unto Beneficiary the rights now or hereafter intended to be granted to Beneficiary under this Mortgage or the other Loan Documents. Grantor shall notify Beneficiary no less than thirty (30) days prior to a change of address.

          35.  Estoppel Certificates.  Grantor and Beneficiary each will, from
               ---------------------
time to time, upon twenty (20) days' prior written request by the other party, execute, acknowledge and deliver to the requesting party, in the case of a request to Beneficiary, a certificate signed by an authorized officer or officers and in the case of a request to Grantor, an Officer's Certificate, stating that this Mortgage is unmodified and in full force and effect (or, if there have been modifications, that this Mortgage is in full force and effect as modified and setting forth such modifications) and stating the amount of accrued and unpaid interest and the outstanding principal amount of the Note. The estoppel certificate from Grantor shall also state either that, to Grantor's best knowledge and based on no independent investigation, no Default exists hereunder or, if any Event of Default shall exist hereunder, specify any Event of Default of which Grantor has actual knowledge and the steps being taken to cure such Event of Default.

          36.  Intentionally Omitted.

          37.  INDEMNIFICATION BY GRANTOR.
               --------------------------

               SUBJECT TO THE PROVISIONS OF SECTION 33 HEREOF, GRANTOR WILL
                                            ----------
PROTECT, INDEMNIFY AND SAVE HARMLESS BENEFICIARY, AND ALL OFFICERS, DIRECTORS, STOCKHOLDERS, PARTNERS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS THEREOF (COLLECTIVELY, THE "INDEMNIFIED PARTIES") FROM AND AGAINST ALL LIABILITIES,
                    -------------------
OBLIGATIONS, CLAIMS, DAMAGES, PENALTIES, CAUSES OF ACTION, COSTS AND EXPENSES (INCLUDING ALL REASONABLE ATTORNEYS' FEES AND EXPENSES ACTUALLY INCURRED) IMPOSED UPON OR INCURRED BY OR ASSERTED AGAINST THE INDEMNIFIED PARTIES OR THE TRUST ESTATE OR ANY PART OF ITS INTEREST THEREIN, BY REASON OF THE OCCURRENCE OR EXISTENCE OF ANY OF THE FOLLOWING (TO THE EXTENT INSURANCE PROCEEDS PAYABLE ON ACCOUNT OF THE FOLLOWING SHALL BE INADEQUATE; IT BEING UNDERSTOOD THAT IN NO EVENT WILL THE INDEMNIFIED PARTIES BE REQUIRED TO ACTUALLY PAY OR INCUR ANY COSTS OR EXPENSES AS A CONDITION TO THE EFFECTIVENESS OF THE FOREGOING INDEMNITY) PRIOR TO (I) THE ACCEPTANCE BY BENEFICIARY OF A DEED-IN-LIEU OF FORECLOSURE WITH RESPECT TO THE APPLICABLE PROPERTY, OR (II) THE INDEMNIFIED PARTIES TAKING POSSESSION OR CONTROL OF THE APPLICABLE PROPERTY, UNLESS CAUSED SOLELY BY THE ACTUAL WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE INDEMNIFIED PARTIES (OTHER THAN SUCH WILLFUL MISCONDUCT OR GROSS NEGLIGENCE IMPUTED TO THE INDEMNIFIED PARTIES BECAUSE OF THEIR INTEREST IN THE TRUST ESTATE): (1) OWNERSHIP OF GRANTOR'S INTEREST IN THE TRUST ESTATE, OR ANY INTEREST THEREIN, OR RECEIPT OF ANY RENTS OR OTHER SUM THEREFROM, (2) ANY ACCIDENT, INJURY TO OR DEATH OF ANY PERSONS OR LOSS OF OR DAMAGE TO PROPERTY OCCURRING ON OR ABOUT THE TRUST ESTATE OR ANY APPURTENANCES THERETO, (3) ANY DESIGN, CONSTRUCTION, OPERATION, REPAIR, MAINTENANCE, USE, NON-USE OR CONDITION OF THE TRUST ESTATE OR APPURTENANCES THERETO, INCLUDING CLAIMS OR PENALTIES ARISING FROM VIOLATION OF ANY LEGAL REQUIREMENT OR INSURANCE REQUIREMENT, AS WELL AS ANY CLAIM BASED ON ANY PATENT OR LATENT DEFECT, WHETHER OR NOT DISCOVERABLE BY BENEFICIARY, ANY CLAIM THE INSURANCE AS TO WHICH IS INADEQUATE, AND ANY ENVIRONMENTAL CLAIM, (4) ANY DEFAULT UNDER THIS MORTGAGE OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY FAILURE ON THE PART OF GRANTOR TO PERFORM OR COMPLY WITH ANY OF THE MATERIAL TERMS OF ANY LEASE OR OPERATING AGREEMENT WITHIN THE APPLICABLE NOTICE OR GRACE PERIODS, (5) ANY PERFORMANCE OF ANY LABOR OR SERVICES OR THE FURNISHING OF ANY MATERIALS OR OTHER PROPERTY IN RESPECT OF THE TRUST ESTATE OR ANY PART THEREOF,
(6) ANY NEGLIGENCE OR TORTIOUS ACT OR OMISSION ON THE PART OF GRANTOR OR ANY OF ITS AGENTS, CONTRACTORS, SERVANTS, EMPLOYEES, SUBLESSEES, LICENSES OR INVITEES,
(7) ANY CONTEST REFERRED TO IN SECTION 7 HEREOF, (8) ANY OBLIGATION OR
                               ---------
UNDERTAKING RELATING TO THE PERFORMANCE OR DISCHARGE OF ANY OF THE TERMS, COVENANTS AND CONDITIONS OF THE LANDLORD CONTAINED IN THE LEASES OR (9) THE PRESENCE AT, IN OR UNDER ANY PROPERTY OR THE IMPROVEMENTS THEREON OF ANY HAZARDOUS SUBSTANCE IN VIOLATION OF ANY LEGAL REQUIREMENT. ANY AMOUNTS THE INDEMNIFIED PARTIES ARE LEGALLY ENTITLED TO RECEIVE UNDER THIS SECTION 37 WHICH
                                                               ----------
ARE NOT PAID WITHIN TEN (10) BUSINESS DAYS AFTER WRITTEN DEMAND THEREFOR BY THE INDEMNIFIED PARTIES OR BENEFICIARY, SETTING FORTH IN REASONABLE DETAIL THE AMOUNT OF SUCH DEMAND AND THE BASIS THEREFOR, SHALL BEAR INTEREST FROM THE DATE OF DEMAND AT THE DEFAULT RATE, AND SHALL, TOGETHER WITH SUCH INTEREST, BE PART OF THE INDEBTEDNESS AND SECURED BY THIS MORTGAGE. IN CASE ANY ACTION, SUIT OR PROCEEDING IS BROUGHT AGAINST THE INDEMNIFIED PARTIES BY REASON OF ANY SUCH OCCURRENCE, GRANTOR SHALL AT GRANTOR'S EXPENSE RESIST AND DEFEND SUCH ACTION, SUIT OR PROCEEDING OR WILL CAUSE THE SAME TO BE RESISTED AND DEFENDED BY COUNSEL AT GRANTOR'S REASONABLE EXPENSE FOR THE INSURER OF THE LIABILITY OR BY COUNSEL DESIGNATED BY GRANTOR (UNLESS REASONABLY DISAPPROVED BY BENEFICIARY PROMPTLY AFTER BENEFICIARY HAS BEEN NOTIFIED OF SUCH COUNSEL); PROVIDED, HOWEVER, THAT NOTHING HEREIN SHALL

COMPROMISE THE RIGHT OF BENEFICIARY (OR ANY INDEMNIFIED PARTY) TO APPOINT ITS OWN COUNSEL AT GRANTOR'S EXPENSE FOR ITS DEFENSE WITH RESPECT TO ANY ACTION WHICH IN ITS REASONABLE OPINION PRESENTS A CONFLICT OR POTENTIAL CONFLICT BETWEEN BENEFICIARY AND GRANTOR THAT WOULD MAKE SUCH SEPARATE REPRESENTATION ADVISABLE; PROVIDED FURTHER THAT IF BENEFICIARY SHALL HAVE APPOINTED SEPARATE COUNSEL PURSUANT TO THE FOREGOING, GRANTOR SHALL NOT BE RESPONSIBLE FOR THE EXPENSE OF ADDITIONAL SEPARATE COUNSEL OF ANY INDEMNIFIED PARTY UNLESS IN THE REASONABLE OPINION OF BENEFICIARY A CONFLICT OR POTENTIAL CONFLICT EXISTS BETWEEN SUCH INDEMNIFIED PARTY AND BENEFICIARY. SO LONG AS GRANTOR IS RESISTING AND DEFENDING SUCH ACTION, SUIT OR PROCEEDING AS PROVIDED ABOVE IN A PRUDENT AND COMMERCIALLY REASONABLE MANNER, BENEFICIARY AND THE INDEMNIFIED PARTIES SHALL NOT BE ENTITLED TO SETTLE SUCH ACTION, SUIT OR PROCEEDING AND CLAIM THE BENEFIT OF THIS SECTION 37 WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING AND
        ----------
BENEFICIARY AGREES THAT IT WILL NOT SETTLE ANY SUCH ACTION, SUIT OR PROCEEDING WITHOUT THE CONSENT OF GRANTOR; PROVIDED, HOWEVER, THAT IF BENEFICIARY REASONABLY DETERMINES THAT GRANTOR IS NOT DILIGENTLY DEFENDING SUCH ACTION, SUIT OR PROCEEDING IN A PRUDENT AND COMMERCIALLY REASONABLE MANNER AS PROVIDED ABOVE, AND HAS PROVIDED GRANTOR WITH THIRTY (30) DAYS' PRIOR WRITTEN NOTICE, OR SHORTER PERIOD IF MANDATED BY THE REQUIREMENTS OF APPLICABLE LAW, AND OPPORTUNITY TO CORRECT SUCH DETERMINATION, BENEFICIARY MAY SETTLE SUCH ACTION, SUIT OR PROCEEDING SUBJECT ONLY TO GRANTOR'S CONSENT WHICH SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED, AND CLAIM THE BENEFIT OF THIS SECTION 37 WITH RESPECT TO
                                                   ----------
SETTLEMENT OF SUCH ACTION, SUIT OR PROCEEDING. ANY INDEMNIFIED PARTY WILL GIVE GRANTOR PROMPT NOTICE AFTER SUCH INDEMNIFIED PARTY OBTAINS ACTUAL KNOWLEDGE OF ANY POTENTIAL CLAIM BY SUCH INDEMNIFIED PARTY FOR INDEMNIFICATION HEREUNDER.

          38.  Release of Property.  (a)  If Grantor shall pay or cause to be
               -------------------
paid, the principal of and interest on the Note in full at maturity or as permitted in accordance with the terms thereof and all other Indebtedness payable to Beneficiary hereunder by Grantor or secured hereby or by the other Loan Documents and all of the payment Obligations shall have been performed, then this Mortgage and all the other Loan Documents shall be discharged and satisfied or assigned (to Grantor or to any other Person at Grantor's direction and without representation or warranty by, or recourse to, Beneficiary), at Grantor's option, without warranty (except that Beneficiary shall be deemed to have represented that such release and termination or reassignment has been duly authorized and that it has not assigned or encumbered this Mortgage or the other Loan Documents), at the expense of Grantor upon its written request. Concurrently with such release and satisfaction or assignment of this Mortgage and all the other Loan Documents, Beneficiary will return to Grantor the Note and all insurance policies relating to the Trust Estate which may be held by Beneficiary, any amounts held in escrow pursuant to this Mortgage or the Cash Collateral Agreement, if applicable, or otherwise, and any part of the Trust Estate or other Collateral that may be in its possession and, on the written request and at the expense of Grantor, will execute and deliver such instruments of conveyance, assignment and release (including appropriate UCC-3 termination statements) prepared by Grantor and as may reasonably be requested by Grantor to evidence such release and satisfaction, or assignment, and any such instrument, when duly executed by Beneficiary and, if appropriate, duly recorded by Grantor in the places where this Mortgage and each other Loan Document is recorded, shall conclusively evidence the release and satisfaction or assignment of this Mortgage and the other Loan Documents.

          (b) Grantor shall be entitled to have one (1) or more of the specified Properties identified on Schedule 4 attached hereto (collectively, the
                                   ----------
"Specified Properties") released from the Lien of this Mortgage, from and after
 --------------------
the second anniversary of the Securitization, in connection with a delivery of Defeasance Collateral, provided that all of the conditions set forth below have been satisfied. The release of any of the Specified Properties shall be subject to the satisfaction of the following conditions:

          (i) Beneficiary shall have received from Grantor at least 30 days' prior written notice of the date proposed for such release (the "Release Date"), which Release Date shall be a
                                  ------------
                    Payment Date (as defined in the Note);


          (ii) No Event of Default shall have occurred and be continuing as of the date of such notice and the Release Date;

          (iii) Grantor shall deliver to Beneficiary (pursuant to and in accordance with the provisions of Sections 46 and 47 hereof)
                                                      ------------------
                    on the Release Date Defeasance Collateral in such amount as shall satisfy the Minimum Defeasance Collateral Requirement with respect to such Property;

          (iv) Grantor shall have delivered to Beneficiary an Officer's Certificate, dated the Release Date, con firming the matters referred to in clause (ii) above, certifying that the provisions of clause (iii) above have been complied with and certifying that all conditions precedent for such release contained in this Mortgage have been complied with;

          (v) Grantor, at its sole cost and expense, shall have delivered to Beneficiary, one or more endorsements to the mortgagee policy of title insurance delivered to Beneficiary on the date hereof in connection with this Mortgage insuring that, after giving effect to such release, (x) the Liens created hereby and insured thereunder are first priority Liens on the respective remaining Properties subject only to the Permitted Encumbrances applicable to the remaining Properties and (y) that such policy is in full force and effect and unaffected by such release;

          (vi) After giving effect to such proposed release, the Debt Service Coverage Ratio would be not less than the greater of such Debt Service Coverage Ratio without giving effect to such release, and 1.5:1;

          (vii) (as evidenced by appraisals prepared by Independent Appraisers selected by Beneficiary performed at Grantor's expense) the fair market value of the Properties that will remain subject to the lien of this Mortgage as of the date of the proposed release shall not be less than the fair market value of such Properties as of the date of this Mortgage;

          (viii) Beneficiary and the Rating Agencies shall have received from Grantor with respect to the matters referred to in clause (vi), (x) statements of the Net Operating Income and Debt Service (both on a con solidated basis and separately for the applicable Property(ies) to be released) for the applicable measuring period, and (y) based on the foregoing statements of Net Operating Income and Debt Service, calculations of the Debt Service Coverage Ratio both with and without giving effect to the proposed release, and (z) calculations of the ratios referred to in such clause (vi), accompanied by an Officers' Certificate stating that such statements, calculations and information are true, correct, and complete in all material respects.


          Upon or after the delivery of Defeasance Collateral in accordance with

Section 38(b)(iii) hereof and the satisfaction of all other conditions provided
------------------
for herein in Sections 46 and 47, Beneficiary shall effectuate the following
              ------------------
(hereinafter referred to as a "Property Release"):  the security interest of
                               ----------------
Beneficiary in this Mortgage and other Loan Documents relating to the released Property shall be released from the Lien of this Mortgage and Beneficiary will execute and deliver any agreements reasonably requested by Grantor to release and terminate or reassign, at Grantor's option, this Mortgage as to the released Property; provided, that such release and termination or reassignment shall be
          --------
without recourse to Beneficiary (except as contemplated hereby) and without any representation or warranty except that Beneficiary shall be deemed to have represented that such release and termination or reassignment has been duly authorized and that it has not assigned or encumbered this Mortgage or the other Loan Documents relating to the released Property (except as contemplated hereby) and Beneficiary shall return the originals of any Loan Documents that relate solely to the released Property to Grantor; provided, further, that upon the
                                            --------  -------
release and termination or reassignment of Beneficiary's security interest in this Mortgage relating to the released Property all references herein to this Mortgage relating to the released Property shall be deemed deleted, except as otherwise provided herein with respect to indemnities.

          39.  Rating Agency Monitoring.  After the occurrence of the
               ------------------------
Securitization and until the Obligations are paid in full, Grantor shall provide the Rating Agencies with all financial reports required hereunder and such other information as it shall reasonably request, including copies of any notices delivered to and received from Beneficiary hereunder, to enable it to continuously monitor the creditworthiness of Grantor and to permit an annual surveillance of the implied credit rating of certain securities secured by a pledge of the Note.

          40.  Environmental Matters.
               ---------------------

          (a) Representations. Grantor hereby represents and warrants that except as set forth in the reports listed on Exhibit B hereto (the
                                             ---------
"Environmental Reports"), (i) Grantor has not engaged in or knowingly permitted
 ---------------------
any operations or activities upon, or any use or occupancy of any Property, or any portion thereof, for the purpose of or in any way involving the handling, manufacture, treatment, storage, use, generation, release, discharge, refining, dumping or disposal of any Hazardous Substances on, under, in or about the Property, or transported any Hazardous Substances to, from or across the Property, except in all cases in material compliance with Environmental Requirements and only in the course of legitimate business operations at the Property; (ii) to Grantor's knowledge, no tenant, occupant or user of any Property, nor any other person, has during Grantor's ownership of such Property, engaged in or permitted any operations or activities upon, or any use or occupancy of the Property, or any portion thereof, for the purpose of or in any material way involving the handling, manufacture, treatment, storage, use, generation, release, discharge, refining, dumping or disposal of any Hazardous Substances on, in or about the Property, or transported any Hazardous Substances to, from or across the Property, except in all cases in material compliance with Environmental Requirements and only in the course of legitimate business operations at the Property; (iii) to Grantor's knowledge, no Hazardous Substances are presently constructed, deposited, stored, or otherwise located on, under, in or about any Property except in material compliance with Environmental Requirements; (iv) to Grantor's knowledge, no Hazardous Substances have migrated from any Property upon or beneath other properties which would reasonably be expected to result in material liability for Grantor; and (v) to Grantor's knowledge, no Hazardous Substances have migrated or threaten to migrate from other properties upon, about or beneath any Property which would reasonably be expected to result in material liability for Grantor.

     (b)  Covenants.  Subject to Grantor's right to contest under Section 7 (c)
          ---------                                               -------------
hereof, Grantor covenants and agrees with Beneficiary that it shall comply with all Environmental Laws. If at any time during the continuance of the Lien of this Mortgage, a Governmental Authority having jurisdiction over the Trust Estate requires remedial action to correct the presence of Hazardous Materials in, around, or under any Property (an "Environmental Event"), Grantor shall
                                       -------------------
deliver prompt notice of the occurrence of such Environmental Event to Beneficiary. Within (30) thirty days after Grantor has knowledge of the occurrence of an Environmental Event, Grantor shall deliver to Beneficiary an Officer's Certificate (an "Environmental Certificate") explaining the
                           -------------------------
Environmental Event in reasonable detail and setting forth the proposed remedial action, if any.

     (c)  ENVIRONMENTAL INDEMNIFICATION.  GRANTOR SHALL PROTECT, INDEMNIFY,
          -----------------------------
SAVE, DEFEND, AND HOLD HARMLESS BENEFICIARY AND ALL OFFICERS, DIRECTORS, STOCKHOLDERS, PARTNERS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS THEREOF (COLLECTIVELY, THE "INDEMNIFIED ENVIRONMENTAL PARTIES") FROM AND AGAINST ANY AND
                    ---------------------------------
ALL LIABILITY, LOSS, DAMAGE (EXCLUDING ANY AND ALL CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, DIMINUTION IN VALUE), ACTIONS, CAUSES OF ACTION, COSTS OR EXPENSES WHATSOEVER (INCLUDING REASONABLE ATTORNEYS' FEES AND EXPENSES) AND ANY AND ALL CLAIMS, SUITS AND JUDGMENTS WHICH ANY INDEMNIFIED ENVIRONMENTAL PARTY MAY SUFFER, AS A RESULT OF OR WITH RESPECT TO: (A) ANY ENVIRONMENTAL CLAIM RELATING TO OR ARISING FROM SUCH PROPERTY; (B) THE VIOLATION OF ANY ENVIRONMENTAL LAW IN CONNECTION WITH SUCH PROPERTY; (C) ANY RELEASE, SPILL, OR THE PRESENCE OF ANY HAZARDOUS SUBSTANCES AFFECTING SUCH PROPERTY; AND (D) THE PRESENCE AT, IN, ON OR UNDER, OR THE RELEASE, ESCAPE, SEEPAGE, LEAKAGE, DISCHARGE OR MIGRATION AT OR FROM, SUCH PROPERTY OF ANY HAZARDOUS SUBSTANCES, WHETHER OR NOT SUCH CONDITION WAS KNOWN OR UNKNOWN TO GRANTOR PROVIDED THAT, IN EACH CASE, GRANTOR MAY BE RELIEVED OF ITS OBLIGATION UNDER THIS SUBSECTION IF ANY OF THE MATTERS REFERRED TO IN CLAUSES (A) THROUGH (D) ABOVE DID NOT OCCUR (BUT NEED NOT HAVE BEEN DISCOVERED) PRIOR TO (1) THE FORECLOSURE OF THIS MORTGAGE WITH RESPECT TO SUCH PROPERTY, (2) THE DELIVERY BY GRANTOR TO BENEFICIARY OF A DEED-IN-LIEU OF

FORECLOSURE WITH RESPECT TO SUCH PROPERTY, OR (3) BENEFICIARY'S TAKING POSSESSION AND CONTROL OF SUCH PROPERTY AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT HEREUNDER AND SUCH OBLIGATION IS A RESULT OF THE ACTS OR OMISSIONS OF ANY INDEMNIFIED PARTY. IF ANY SUCH ACTION OR OTHER PROCEEDING SHALL BE BROUGHT AGAINST BENEFICIARY, UPON WRITTEN NOTICE FROM GRANTOR TO BENEFICIARY (GIVEN REASONABLY PROMPTLY FOLLOWING BENEFICIARY'S NOTICE TO GRANTOR OF SUCH ACTION OR PROCEEDING), GRANTOR SHALL BE ENTITLED TO ASSUME THE DEFENSE THEREOF, AT GRANTOR'S EXPENSE, WITH COUNSEL REASONABLY ACCEPTABLE TO BENEFICIARY; PROVIDED, HOWEVER, BENEFICIARY MAY, AT ITS OWN EXPENSE, RETAIN SEPARATE COUNSEL TO PARTICIPATE IN SUCH DEFENSE, BUT SUCH PARTICIPATION SHALL NOT BE DEEMED TO GIVE BENEFICIARY A RIGHT TO CONTROL SUCH DEFENSE, WHICH RIGHT GRANTOR EXPRESSLY RETAINS. NOTWITHSTANDING THE FOREGOING, EACH INDEMNIFIED ENVIRONMENTAL PARTY SHALL HAVE THE RIGHT TO EMPLOY SEPARATE COUNSEL AT GRANTOR'S EXPENSE IF, IN THE REASONABLE OPINION OF LEGAL COUNSEL, A CONFLICT OR POTENTIAL CONFLICT EXISTS BETWEEN THE INDEMNIFIED ENVIRONMENTAL PARTY AND GRANTOR THAT WOULD MAKE SUCH SEPARATE REPRESENTATION ADVISABLE.

          41.  Recourse Nature of Certain Indemnifications.  Notwithstanding
               -------------------------------------------
anything to the contrary provided in this Mortgage or in any other Loan Document, the indemnification provided in Section 40 (c) hereof shall be fully
                                          --------------
recourse to Grantor (but not to (i) any Affiliate of Grantor, (ii) any Person owning directly or indirectly, any legal or beneficial interest in Grantor or any Affiliate of Grantor, or (iii) any partner, principal, officer, controlling person, beneficiary, trustee, advisor, shareholder, employee, agent, Affiliate or director of Grantor or of any Persons described in clauses (i) through (ii) above) and shall be independent of, and shall survive, the discharge of the Indebtedness, the release of the Lien created under this Mortgage, and/or the conveyance of title to any Property to Beneficiary or any purchaser or designee in connection with a foreclosure of this Mortgage or conveyance in lieu of foreclosure.

          42.  Counterparts.  This Mortgage may be executed in one or more
               ------------
counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

          43.  Merger, Conversion, Consolidation or Succession to Business of
               --------------------------------------------------------------
Beneficiary.  Any corporation into which Beneficiary may be merged or converted
-----------
or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which Beneficiary shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of Beneficiary, shall be the successor of Beneficiary hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto. Beneficiary shall provide the Rating Agencies with written notice of any merger or conversion to be undertaken pursuant to this
Section 43 no less than 30 days prior to such merger or conversion.
----------

          44.  No Endorsement.  Beneficiary shall not become or be considered to
               --------------
be an endorser, co-maker or co-obligor on any Note or on any obligation of Grantor secured by this Mortgage or otherwise.

     45.  Substitute Property.
          -------------------

          (a)  Generally.  At any time and from time to time, in connection with
               ---------
a Specified Property Release or a Substitute Property Release or a Defeasance Collateral Release, Grantor may, subject to the conditions in this Section 45,
                                                                   ----------
substitute a property (a "Substitute Property") for an existing Specified
                          -------------------
Property or Substitute Property (a "Replaced Property") or Defeasance
                                    -----------------
Collateral. From and after the substitution of a Substitute Property in accordance herewith, such Substitute Property shall thereafter be deemed a Property under this Mortgage, and the Allocated Loan Amount of such Substitute Property shall be the same as the Allocated Loan Amount of the Replaced Property, except as otherwise provided in Section 46(b) below. In the event of a
                                          -------------
substitution, the Note shall remain in full force and effect, and either a new Mortgage encumbering the Substitute Property (the "Substitute Mortgage") shall
                                                   -------------------
be executed and delivered by Grantor to Beneficiary or a counterpart original of this Mortgage, modified as necessary, shall be executed and delivered by Grantor to Beneficiary to encumber the Substitute Property and the remainder of the Trust Estate. Concurrently with the completion of all steps necessary to substitute a Substitute Property as provided herein, Beneficiary shall execute or cause to be executed all such documents requested by Grantor as are necessary or appropriate (i) to release all Liens granted to Beneficiary and affecting the Replaced Property, and (ii) to cause the Substitute Mortgage to be cross-collateralized and cross-defaulted with this Mortgage. Grantor shall prepare at its expense all such documents.

          (b)  Substitute Property Requirements.  To qualify as a Substitute
               --------------------------------
     Property, the property must, at the time of substitution:

               (A) be a property as to which Grantor will hold indefeasible fee title free and clear of any lien or other encumbrance except for Permitted Encumbrances and easements, restrictive covenants and other title exceptions and Leases which do not have a material adverse effect on the utility or value of such property for its current use;

               (B) be free and clear, as shall be demonstrated in an environmental report issued by a recognized environmental consultant at Grantor's expense and in form and substance reasonably acceptable to Beneficiary, of any Hazardous Substance except for nominal amounts of any such substances commonly incorporated in or used in the operation of properties similar to the Properties (in either case in compliance with all Environmental Laws), or such matters as, in the opinion of Beneficiary, are unlikely to result in any material liability to the owner thereof or to any liability to a secured lender with respect to the Property, all as certified by such consultant;

               (C) be in reasonably good repair and condition, as shall be certified by an Officer's Certificate of Grantor in form and substance reasonably acceptable to Beneficiary;

               (D) be in compliance, in all material respects, with Legal Requirements and Insurance Requirements, as shall be certified in an Officer's Certificate in form and substance reasonably acceptable to Beneficiary; and

               (E) (as evidenced by two appraisals prepared by Independent Appraisers selected by Beneficiary performed at Grantor's expense) have a fair market value no less than the greater of

               (1) the fair market value of the Replaced Property as of the date hereof, and

               (2) the fair market value of the Replaced Property immediately prior to the Substitution.

          (c)  Conditions to Substitution.  In addition to the conditions in
               --------------------------
     this Section 45 above, substitution of any Property pursuant to this
          ----------
     Section 45 shall be subject to the satisfaction of the following, all of
     ----------
     which shall be prepared or obtained at Grantor's expense:

               (A) receipt by Beneficiary and the Rating Agencies of written notice thereof from Grantor at least thirty (30) days before the date of the proposed substitution (the "Substitution Date"), together with
                                             -----------------
          (1) written evidence that the property proposed to be a Substitute Property complies with Section 45 above and (2) such other
                                 ----------
          information, including financial information, as Beneficiary or the Rating Agencies may request;

               (B) Beneficiary's receipt of written affirmation from the Rating Agencies that the credit ratings of the securities secured by a pledge of the Note immediately prior to such substitution will not be qualified, downgraded or withdrawn as a result of such substitution, which affirmation may be granted or withheld in the Rating Agencies' sole and absolute discretion;

               (C) delivery to Beneficiary of an Opinion of Counsel opining as to the enforceability of the Substitute Mortgage with respect to the Substitute Property in substantially the same form and substance as the opinion concerning enforceability originally delivered at the Closing Date in connection with the Replaced Property, with reasonable allowance for variations in applicable state law and a Nondisqualification Opinion and a Tax Opinion;

               (D)  no Event of Default shall have occurred and be continuing;

               (E) the representations and warranties set forth in this Mortgage and the Loan Documents applicable to the Replaced Property shall be true and correct (except as to title exceptions) as to the Substitute Property on the Substitution Date in all material respects;

               (F) delivery to Beneficiary of a copy of the [Partnership Agreement/organizational documents] of Grantor and all amendments thereto, certified as true, complete and correct by the managing general partner; a certificate from the Secretary of State or other applicable state official or officer in Grantor's state of formation certifying that it is duly formed and in good standing (with tax clearance, if applicable), if available, certificates from the Secretary of State of the state in which the Substitute Property is located, certifying as to Grantor's good standing as a limited partnership in such state (with tax clearance, if applicable); delivery by the managing general partner of Grantor of a certificate, dated the Substitution Date and signed on behalf of its Secretary or Assistant Secretary, certifying the names of the officers of the managing general partner authorized to execute and deliver, in the name and on behalf of Grantor, the Substitute Mortgage and the other Loan Documents to which Grantor is a party, together with the original (not photocopied) signatures of such officers;

               (G) delivery to Beneficiary of an Officer's Certificate certifying to the veracity of the statements in Subsections
                                                          -----------
          45(a)(ii)(B), 45(a)(ii)(C), 45(a)(ii)(D), 45(a)(iii)(E) and
          -----------------------------------------------------------
          45(a)(iii)(F) hereof;
          -------------

               (H) delivery to Beneficiary in form and substance satisfactory to Beneficiary of originals of the following:

               (1) a Substitute Mortgage or an amendment to this Mortgage, duly executed and acknowledged by Grantor;

               (2) a substitute assignment of leases and rents and cash collateral account agreement with respect to the Substitute Property or an amendment to the Assignment of Leases and the Cash Collateral Agreement, duly executed and acknowledged by Grantor, assigning and transferring to Beneficiary a first priority security interest in all rents, revenues, issues, profits and proceeds arising under the Leases relating to the Substitute Property, subject to the Permitted Encumbrances;

               (3) a title insurance policy issued by the Title Company or another title insurance company reasonably acceptable to Beneficiary in the amount equal to the Allocated Loan Amount (so long as a "tie-in" endorsement shall be available, otherwise in the amount of 125% of the Allocated Loan Amount) containing such affirmative coverage reasonably acceptable to Beneficiary available at commercially reasonable rates insuring that the Substitute Mortgage creates a valid first lien on Grantor's fee title in the Substitute Property subject to the Permitted Encumbrances, or if the substitution is accomplished by modification of this Mortgage an endorsement to the original title policy insuring this Mortgage and an original title insurance policy endorsement, insuring that Beneficiary's perfected first priority interest in and to the other Properties in the Trust Estate is unaffected by such modification;

               (4) a current as-built land title survey and a certificate from a professional licensed land surveyor with respect to such Substitute Property, certified to the Title Company and Beneficiary, and showing the location, dimensions and area of each parcel of the Substitute Property, including all existing buildings and improvements, utilities, parking areas and spaces, internal streets, if any, external streets, rights-of-way, as well as any easements, setback violations or encroachments on such Substitute Property and identifying each item with its corresponding exception, if any, in the title policy relating thereto and otherwise reasonably acceptable to Beneficiary. Each survey shall contain the original signature and seal of the surveyor and any additional matter required by the title companies. In addition, Grantor shall provide with respect to each Substitute Property a certificate of a professional land surveyor to the effect that the Improvements located upon such Substitute Property are not located in a flood plain area, or, if such Substitute Property is in a flood plain area, Grantor shall deliver on the Closing Date evidence of flood insurance;

               (5) Uniform Commercial Code financing statements (Form UCC-1) (or other forms required in any jurisdiction), duly executed by Grantor, covering all fixtures, Building Equipment and other personal property collateral and all proceeds thereof, naming Grantor as debtor and Beneficiary as secured party;

               (6) insurance certificates issued by insurance companies reasonably satisfactory to Beneficiary evidencing the insurance coverage required under Section 5 hereof; and
                                       ---------

               (7) payment of all costs and expenses anticipated to be incurred in connection with such substitution (including reimbursement of Beneficiary's reasonable costs, title premiums, mortgage recording taxes, transfer taxes, recording fees, and reasonable attorneys' fees and disbursements actually incurred).

     46.  Defeasance.
          ----------

          (a) With respect to a Property Release with respect to which Grantor proposes to deliver Defeasance Collateral (each, a "Defeasance"), the Grantor
                                                    ------------
shall deposit Defeasance Collateral in accordance with subsection (B) below to the Defeasance Collateral Account. In no event shall the deliverance of Defeasance Collateral cause the Grantor to be released from its obligations to make payments of principal and interest on the Note.

          (b) The Defeasance shall be permitted at such time as all of the following events shall have occurred:

               (i) the Defeasance Collateral Account shall have been established pursuant to Section 47 hereof;
                             ----------

               (ii) if the Mortgage Loan is held by a REMIC, a period of more than two years shall have elapsed since the date on which the Mortgage Loan is deposited into such REMIC;

               (iii) Grantor shall have delivered or caused to have been delivered to Beneficiary the Defeasance Collateral for deposit into the Defeasance Collateral Account such that it will satisfy either the Minimum Defeasance Collateral Requirement with respect to a release of less than all of the Properties or the Total Defeasance Collateral Requirement with respect to a release of all of the Properties, as the case may be, at the time of delivery and all such Defeasance Collateral, if in registered form, shall be registered in the name of Beneficiary or its nominee (and, if registered in nominee name endorsed to Beneficiary or in blank) and, if issued in book-entry form, the name of Beneficiary or its nominee shall appear as the owner of such securities on the books of the Federal Reserve Bank or other party maintaining such book-entry system;

               (iv) Grantor shall have granted or caused to have been granted to Beneficiary a valid perfected first priority security interest in the Defeasance Collateral and all proceeds thereof;

               (v) Grantor shall have delivered or caused to be delivered to Beneficiary an Officers' Certificate, dated as of the date of such delivery
     (x) that sets forth the aggregate face amount or unpaid principal amount, interest rate and maturity of all such Defeasance Collateral, a copy of the transaction journal, if any, or such other notification, if any, published by or on behalf of the Federal Reserve Bank or other party maintaining a book-entry system advising that Beneficiary or its nominee is the owner of such securities issued in book-entry form, and (y) to the following effect that states that:

                    (A) Grantor owns the Defeasance Collateral being delivered to Beneficiary free and clear of any and all Liens, security interests or other encumbrances, and has not assigned any interest or participation therein (or, if any such interest or participation has been assigned, it has been released), and Grantor has full power and authority to pledge such Defeasance Collateral to Beneficiary;

                    (B) such Defeasance Collateral consists solely of Defeasance Eligible Investments;

                    (C) such Defeasance Collateral satisfies the Minimum Defeasance Collateral Requirement or the Total Defeasance Collateral Requirement, as the case may be, determined as of the date of delivery;

                    (D) the Defeasance contemplated hereby will not give rise to an Event of Default; and

                    (E) the information set forth in the schedule attached to such Officers' Certificate is correct and complete as of the date of delivery (such schedule, which shall be attached to and form a part of such Officers' Certificate, shall demonstrate satisfaction of the requirement set forth in clause (C) above, in a form reasonably acceptable to Beneficiary);

                    (vi) Grantor shall have delivered or caused to be delivered to Beneficiary (A) the Required Opinion with respect to Beneficiary's interest in such Defeasance Collateral, (B) a Tax Opinion, (C) if the Mortgage Loan at such time is included in a REMIC, a Nondisqualification Opinion, and (D) in the event the aggregate of amounts previously defeased and currently subject to a Defeasance equals or exceeds in the aggregate 40% of the Principal Amount, an additional Opinion of Counsel, to the effect that Beneficiary will not be required to be registered under the Investment Company Act as a result of such Defeasance, and an Opinion of Counsel that Beneficiary has been granted a first priority perfected security interest in the Defeasance Collateral;

                    (vii) Grantor shall have delivered or caused to be delivered to Beneficiary a certificate, acceptable to Beneficiary, from an independent certified public accountant confirming that Grantor has satisfied the provisions of this Section 46(b);
                                      -------------

                    (viii) Beneficiary shall have received from each of the Rating Agencies written affirmation that the credit ratings of the securities secured by a pledge of the Note immediately prior to such defeasance will not be qualified, downgraded or withdrawn as a result of such defeasance, which affirmation may be granted or withheld in the Rating Agencies' sole and absolute discretion; and

                    (ix) Grantor shall have delivered or caused to be delivered to Beneficiary such other documents and certificates as Beneficiary may reasonably request in connection with demonstrating that Grantor has satisfied the provisions of this Section 46(b).
                                      -------------

               (c) For purposes of determining whether sufficient amounts are on deposit in the Defeasance Collateral Account, there shall be included only payments of principal and predetermined and certain income thereon (determined without regard to any reinvestment of such amounts) that will occur on a stated date for a stated payment on or before the dates when such amounts may be required to be applied to pay the principal and interest when due on the Note through and including the Reset Date (as defined in the Note) together with the outstanding principal balance of the Note as of the Reset Date.

               (d) If at any time Grantor shall have delivered Defeasance Collateral to Beneficiary, Grantor, at its sole option, may elect to substitute one or more Substitute Properties for all or any portion of the Defeasance Collateral. If Grantor shall so elect, Grantor shall comply with the provisions of Section 45 hereof as to the Substitute Property and, upon compliance with
   ----------
such Section 45, Beneficiary shall deliver to Grantor Defeasance Collateral,
     ----------
free and clear of all Liens, in an amount equal to the

Minimum Defeasance Collateral Requirement that would have been attributable to such Substitute Property as of the Substitution Date.

          47.  Defeasance Collateral Account.
               -----------------------------

               (a) On or before the date on which Grantor delivers Defeasance Collateral to Beneficiary pursuant to Section 6 or 46 hereof, Grantor shall open
                                      ---------------
at any Approved Bank or Banks at the time and acting as custodian for Beneficiary, a defeasance collateral account (the "Defeasance Collateral
                                                   ---------------------
Account") which shall at all times be an Eligible Account (as defined in the
-------
Cash Collateral Agreement), in which Grantor shall grant to Beneficiary or reconfirm the grant to Beneficiary of a security interest as part of the Trust Estate hereunder. Should Grantor open the Defeasance Collateral Account at a bank or banks other than an Approved Bank, such Defeasance Collateral Account must be maintained as a segregated trust account. The Defeasance Collateral Account shall contain (i) all Defeasance Collateral delivered by Grantor pursuant to Sections 38, 46 and 47 hereof, (ii) all payments received on
            ----------------------
Defeasance Collateral held in the Defeasance Collateral Account and (iii) all income or other gains from investment of moneys or other property deposited in the Defeasance Collateral Account, provided, however, that (x) any sums earned on any Defeasance Collateral, which sums were not included in the determination of the Minimum Defeasance Collateral Requirement or the Total Defeasance Collateral, as the case may be, shall be paid monthly by Beneficiary into the Cash Collateral Account to be held in accordance with the Cash Collateral Agreement, and (y) any sums earned on any Defeasance Collateral representing the difference between the assumed interest on the Note at the Default Rate and the lesser, if applicable, of the actual interest on the Note for the quarter prior to the preceding Due Date shall be paid quarterly to the Cash Collateral Account. All such amounts, including all income from the investment or reinvestment thereof, shall be held by Beneficiary as part of the Trust Estate, subject to withdrawal by Beneficiary for the purposes set forth in this Section
                                                                        -------
47. Grantor shall be the owner of the Defeasance Collateral Account and shall
--
report all income accrued on Defeasance Collateral for federal, state and local income tax purposes in its income tax return.

               (b) Beneficiary shall withdraw, draw on or collect and apply the amounts that are on deposit in the Defeasance Collateral Account to pay when due the principal and all installments of interest and principal on the Note and other amounts due under the Loan Documents.

               (c) Funds and other property in the Defeasance Collateral Account shall not be commingled with any other monies or property of Grantor or any Affiliate of Grantor.

               (d) Beneficiary shall not in any way be held liable by reason of any insufficiency in the Defeasance Collateral Account.

          48.  Reserves. (a)  On the Closing Date, a portion of the Loan in the
               --------
amount of [$850,000] will be deposited into the Repair Reserve Account (as defined in the Cash Collateral Agreement) held by the Agent (as defined in the Cash Collateral Agreement) for Beneficiary. Such funds, together with all investment income earned thereon, are referred to herein as the "Repair Reserve
                                                                 --------------
Amounts."  Grantor shall perform the work more specifically set forth on
-------
Schedule   with respect to the seismic retrofit of the Properties located at
--------
, on or before the date which is six (6) months from the date hereof. The Repair Reserve Amounts shall be disbursed not more often than monthly, within ten (10) Business Days after receipt of an Officer's Certificate stating that certain seismic retrofit items set forth on Schedule have been
                                                         --------
substantially completed, together with copies of invoices therefor as well as lien waivers from the applicable contractors, and provided that no Event of Default shall have occurred and be continuing, Beneficiary will instruct Agent to disburse the requested portion of the Repair Reserve Amounts to Grantor. Upon completion of all work on Schedule and final disbursement to Grantor of the
                          --------
Repair Reserve Amount, the Repair Reserve Account shall be closed by
Beneficiary.

               (b) On the first day of February 1997 and on the first day of every month thereafter until the Maturity Date, Beneficiary will instruct Agent to withdraw from the Operating Account and deposit into the TI and Leasing Reserve Account (as such term is defined in the Cash Collateral Agreement), a sum equal to $213,000 (such funds, together with all investment income earned thereon, are referred to herein as the "Monthly TI and Leasing Reserve Amount").
                                        -------------------------------------
Portions of TI and Leasing Reserve Account shall be disbursed by Agent to Grantor pursuant to instructions from Beneficiary not more frequently than once per month, provided no Event of Default shall have occurred and be continuing, upon delivery by Grantor to Beneficiary of an Officer's Certificate stating that Grantor has executed a Lease for otherwise vacant space in accordance with the provisions hereof and for a term of not less than ten (10) years, together with a certified copy of such lease. The amount to be released to Grantor shall be equal to [$0.20] per square foot of rentable area demised pursuant to any such lease. If Grantor shall execute Leases and shall be entitled to disbursements from the TI and Leasing Reserve Account in excess of the amount on deposit therein, Grantor shall be entitled to a credit against the next due payments of the Monthly TI and Leasing Reserve Amounts in an amount equal to the difference between the amounts, if any, on deposit therein and the amounts that would otherwise be disbursed to Grantor. Within ten (10) Business Days of receipt of such certification, Beneficiary shall instruct Agent to disburse to Grantor an amount equal to that requested by Grantor.

               (c) On the Closing Date, a portion of the Loan in the amount of [$________] will be deposited into the Deferred Maintenance Reserve Account (as defined in the Cash Collateral Agreement) held by the Agent (as defined in the Cash Collateral Agreement) for Beneficiary. Such funds, together with all investment income earned thereon, are referred to herein as the "Deferred
                                                                 --------
Maintenance Reserve Amounts." Grantor shall perform the work more specifically
---------------------------
set forth on Schedule with respect to the deferred maintenance items with
             --------
respect to the Properties located at , on or before the date which is [six (6)] months from the date hereof. The Deferred Maintenance Reserve Amounts shall be disbursed not more often than monthly, within ten (10) Business Days after receipt of an Officer's Certificate stating that certain deferred maintenance items set forth on Schedule have been substantially completed, together with
                   --------
copies of invoices therefor as well as lien waivers from the applicable contractors, and provided that no Event of Default shall have occurred and be continuing, Beneficiary will instruct Agent to disburse the requested portion of the Deferred Maintenance Reserve Amounts to Grantor. Upon completion of all work on Schedule and final disbursement to Grantor of the Deferred Maintenance
   --------
Reserve Amount, the Deferred Maintenance Reserve Account shall be closed by Beneficiary.

               (d) On the first day of February 1997 and on the first day of every month thereafter until the Maturity Date, Beneficiary will instruct Agent to withdraw from the Operating Account and deposit into the Replacement Reserve Account (as such term is defined in the Cash Collateral Agreement), a sum equal to $213,000 (such funds, together with all investment income earned thereon, are referred to herein as the "Monthly Replacement Reserve Amount"). Portions of the
                           ----------------------------------
Replacement Reserve Account shall be disbursed by Agent to Grantor pursuant to instructions from Beneficiary not more frequently than once per month, provided no Event of Default shall have occurred and be continuing, upon delivery by Grantor to Beneficiary of an Officer's Certificate stating that Grantor has replaced [list or Schedule items and, as appropriate, indicate requirement of Officer's Certificate and invoices]. The amount to be released to Grantor shall be equal to [$0.20] per square foot of rentable area demised pursuant to the Leases at a Property. If Grantor shall make replacements as contemplated herein and shall be entitled to disbursements from the Replacement Reserve Account in excess of the amount on deposit therein, Grantor shall be entitled to a credit against the next due payments of the Monthly Replacement Reserve Amounts in an amount equal to the difference between the amounts, if any, on deposit therein and the amounts that would otherwise be disbursed to Grantor. Within ten (10) Business Days of receipt of such certification, Beneficiary shall instruct Agent to disburse to Grantor an amount equal to that requested by Grantor.

               49.  Substitute or Successor Trustee.  Trustee may resign by an
                    -------------------------------
instrument in writing addressed to Beneficiary, or Trustee may be removed at any time with or without cause by Beneficiary. In case of death, resignation, removal or disqualification of Trustee or if for any reason Beneficiary shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee, then Beneficiary shall have the right and is hereby authorized and empowered to appoint a successor trustee, or a substitute trustee, without other formality than appointment and designation in writing executed and acknowledged by Beneficiary and, if required by applicable law to provide constructive notice, recorded in the county or counties where the Properties are located, and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the indebtedness secured hereby has been paid in full or until the Properties are sold hereunder. In the event the indebtedness secured hereby is owned by more than one person or entity, the holder or holders of not less than a majority in the amount of such indebtedness shall have the right and authority to make the appointment of a successor or substitute trustee provided for in the preceding sentence. Such appointment and designation by Beneficiary or by the holder or holders of not less than a majority of the indebtedness secured hereby shall be full evidence of the right and authority to make the same and of all facts therein recited. If Beneficiary is a corporation or a nationally chartered bank and such appointment is executed in its behalf by an officer of such corporation or nationally chartered bank, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation. Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Properties shall vest in the named successor or substitute trustee and he shall thereupon succeed to and shall hold, possess and execute all the rights, powers, privileges, immunities and duties herein conferred upon Trustee; but nevertheless, upon the written request of Beneficiary or of the successor or substitute trustee, Trustee ceasing to act shall execute and deliver an instrument transferring to such successor or substitute trustee all of the estate and title in the Properties of Trustee so ceasing to act, together with all rights, powers, privileges, immunities and duties herein conferred upon Trustee, and shall duly assign, transfer and deliver any of the properties and monies held by said Trustee hereunder to said successor or substitute trustee. All references herein to Trustee shall be deemed to refer to Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder. Grantor hereby ratifies and confirms any and all acts which the herein named Trustee or his successor or successors, substitute or substitutes, in this trust, shall do lawfully by virtue hereof.

               50.  Liability of Trustee. Trustee shall not be liable for any
                    --------------------
error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or willful misconduct. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine. All monies received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, and shall be segregated from all other monies, and Trustee shall be under no liability for interest on any monies received by him hereunder. Grantor will reimburse Trustee for, and indemnify and save him harmless against, any and all liability and expenses which may be incurred by him in the performance of his duties hereunder.

               51.  Beneficiary and Trustee.
                    -----------------------

               (a) The Trustees accept the trusts hereby created and agree to perform the duties herein required of them upon the terms and conditions hereof.

               The duties and obligations of the Trustees in respect of this Mortgage shall be as set forth in this Section 51.
                                       ----------

                         (i) Except upon the occurrence and during the continuance of an Event of Default actually known to Beneficiary:

                         (A) The Trustees shall undertake to perform such duties and obligations and only such duties and obligations as are specifically set forth in this Mortgage and the other Loan Documents or as otherwise directed by a letter of direction from Beneficiary, and no implied covenants or obligations shall be read into this Mortgage or the other Loan Documents against the Trustees; and

                         (B) In the absence of bad faith, the Trustees may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustees and conforming to the requirements of this Mortgage and the other Loan Documents; but in the case of any such certificates or opinions which by any provision hereof or thereof are specifically required to be furnished to Beneficiary, the Trustees shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Mortgage and the other Loan Documents.

                         (ii) In case an Event of Default known to Beneficiary has occurred and is continuing, the Trustees shall exercise the rights and powers vested in the Trustees by this Mortgage and the other Loan Documents, with reasonable care.

                         (iii) No provision of this Mortgage shall be construed to relieve the Trustees from liability for their own negligence or willful misconduct, except that:
                 ------

                         (A)  Section 51(a) hereof shall not be construed to
                              -------------
     limit the effect of Section 51(b) hereof;
                         -------------

                         (B) The Trustees shall not be liable for any error of judgment made in good faith by an officer of the Trustees, unless it shall be proved that the Trustees were negligent in ascertaining the pertinent facts; and

                         (C) The Trustees shall not be liable with respect to any action taken or omitted to be taken in good faith in accordance with the direction of Beneficiary relating to the time, method and place of conducting any proceeding for any remedy available to the Trustees, or exercising any trust or power conferred upon the Trustees under this Mortgage.

                         (iv) Whether or not therein expressly so provided, every provision of this Mortgage relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section 51(b).
                            -------------

                         (v) No provision of this Mortgage shall require the Trustees to expend or risk their own funds or otherwise incur any personal financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to them.

                    (b) At any time or times for the purpose of meeting the Legal Requirements of any jurisdiction in which any part of a Trust Estate may at the time be located, Beneficiary shall have the power to appoint and, upon the written request of Beneficiary, Grantor shall for such purpose join with Beneficiary in the execution, delivery and performance of all instruments and agreements reasonably necessary or proper to appoint one or more Persons reasonably approved by Beneficiary to act as trustee pursuant to this Mortgage in such jurisdiction for such portion of the Trust Estate located in such jurisdiction (the "Jurisdictional Trustee") with such powers as are provided in
                   ----------------------
the instrument of appointment which shall expressly designate the Property affected and the capacity of the appointee as a Jurisdictional Trustee, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 51. If Grantor does not join in such appointment within fifteen
     ----------
(15) days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, Beneficiary alone shall make such appointment. Should any written instrument from Grantor be reasonably required by any Jurisdictional Trustee so appointed for more fully confirming to such Jurisdictional Trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by Grantor.

                    (i) Every Jurisdictional Trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the terms set forth in Section 51(b)(iii) hereof.
                        ------------------

                    (ii) As of the date hereof _______, or any agency thereof, is hereby appointed Jurisdictional Trustee for the States of California [and Arizona].

                    (iii) To the extent permitted by law, but to such extent only, the Jurisdictional Trustee is appointed herein subject to the following terms, namely:

                    (A) Subject to the terms hereof and to the extent permitted by law, all rights, powers, duties and obligations under this Mortgage granted to or imposed upon Beneficiary and the Jurisdictional Trustee shall be exercised solely by Beneficiary.

                    (B) The rights, powers, duties and obligations hereby conferred or imposed upon Beneficiary and the Jurisdictional Trustee in respect of any Property covered by such appointment shall be exercised or performed by Beneficiary separately, or at the election of Beneficiary by Beneficiary and the Jurisdictional Trustee jointly, except to the extent that (i) under any law of any jurisdiction in which any particular act is to be performed by Beneficiary and/or the 99999 dictional Trustee, Beneficiary shall be incompetent or unqualified to perform such act or (ii) Beneficiary shall deem it inconvenient or undesirable to perform such act, then in any such event such rights, powers, duties and obligations shall be exercised and performed by the Jurisdictional Trustee at the written direction of Beneficiary.

                    (C) Beneficiary at any time, by an instrument in writing executed by it, may accept the resignation of or remove any Jurisdictional Trustee. Upon the written request of Beneficiary, Grantor shall join with Beneficiary in the execution, delivery and performance of all instruments and agreements reasonably necessary or proper to effectuate such resignation or removal. A successor to the Jurisdictional Trustee so resigned or removed may be appointed in the manner provided in this Section
                                                                         -------
     51.
     --

                    (D) Upon the resignation or removal of any Jurisdictional Trustee, Beneficiary shall have the power to appoint and, upon the written request of Beneficiary, Grantor shall, for such purpose, join with Beneficiary in the execution, delivery and performance of all instruments and agreements reasonably necessary or proper to appoint one or more Persons reasonably approved by Beneficiary to act as successor Jurisdictional Trustee together with Beneficiary of all or any part of the Trust Estate so designated, with such power as provided for in this Section
                                                                         -------
     51, and to vest in such Person or Persons in the capacity aforesaid, any
     --
     property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 51. If Grantor does not join in such
                                  ----------
     appointment, within fifteen (15) days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, Beneficiary acting alone shall make such appointment. Should any written instrument from Grantor be required by any successor Jurisdictional Trustee so appointed for more fully confirming to such trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by Grantor.

                    (E) No Jurisdictional Trustee hereunder shall be personally liable by reason of any act or omission of Beneficiary or any other trustee hereunder and Beneficiary shall not be personally liable by reason of any act or omission of the Jurisdictional Trustee; neither shall knowledge of Beneficiary be imputed to the Jurisdictional Trustee nor shall knowledge of the Jurisdictional Trustee be imputed to Beneficiary.

                    (F) Any notice delivered to Beneficiary shall be deemed to have been sufficiently delivered without any delivery to the Jurisdictional Trustee.

                    (G) Any obligation of Grantor to file or give noticees, reports or information to Beneficiary hereunder shall be satisfied by the delivery thereof to Beneficiary.

                    (H) Any successor to the Jurisdictional Trustee (herein, called the "Successor Jurisdictional Trustee") shall execute, acknowledge
                 --------------------------------
     and deliver to its predecessor (herein called the "Predecessor
                                                        -----------
     Jurisdictional Trustee"), Beneficiary and Grantor, an instrument accepting
     ----------------------
     such appointment. Thereupon, the Successor Jurisdictional Trustee shall, without any further act, deed or conveyance, become vested with the estates, properties, rights, powers, duties and trusts of the Predecessor Jurisdictional Trustee in the trusts created by this Mortgage, with the same effect as if originally named as Jurisdictional Trustee. At the written request of Grantor, Beneficiary or the Successor Jurisdictional Trustee, the Predecessor Jurisdictional Trustee shall execute and deliver an instrument, in recordable form, transferring to the Successor Jurisdictional Trustee, upon the trusts herein expressed, the Trust Estate and shall duly assign transfer, deliver and pay over to the Successor Jurisdictional Trustee, any property and money subject to the Lien hereof held by it. If any written instrument from Grantor or Beneficiary be required by the Successor Jurisdictional Trustee for more fully and certainly vesting in and confirming to the Successor Jurisdictional Trustee such estates, properties, rights, powers and trusts, then, at the request of the Successor Jurisdictional Trustee, all such instruments shall be made, executed, acknowledged and delivered by Grantor or Beneficiary to the Successor Jurisdictional Trustee.

               (c)  Grantor covenants and agrees:

                    (i) to pay to the Trustees from time to time reasonable compensation for all services rendered by them hereunder;

                    (ii)  to reimburse each of Beneficiary (subject to Section
                                                                       -------
     18) and the Trustees upon request for all reasonable expenses,
     --
     disbursements and advances incurred or made by it or them in accordance with any provision of this Mortgage (including reasonable compensation, expenses and disbursements of agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

               (iii) to indemnify the Trustees for, and to hold each harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder or the enforcement of remedies hereunder including the costs and expenses of defending against any claim or liability in connection with the exercise or performance of any of the powers or duties hereunder or thereunder (except any liability incurred by Trustee and the Jurisdictional Trustee with negligence, willful misconduct or bad faith on its or their part).

The obligations of Grantor under this Section 51(c) to compensate or indemnify
                                      -------------
the Trustees and to pay or reimburse the Trustees for expenses, disbursements and advances shall constitute additional Indebtedness hereunder and shall survive the satisfaction and discharge of this Mortgage. When the Trustees or Beneficiary incur expenses or render services after an occurrence of an Event of Default hereunder, the expenses and compensation for services are intended to constitute expenses of administration under any bankruptcy law.

          (d) To the extent permitted by law, but to such extent only, the Individual Trustee is appointed herein by Beneficiary subject to the following terms, namely:

               (i) Subject to the terms hereof and to the extent permitted by law, all the rights, powers, duties and obligations under this Mortgage granted to or imposed upon the Individual Trustee shall be exercised solely by Beneficiary except as herein provided.

               (ii) The rights, powers, duties and obligations hereby conferred or imposed upon the Individual Trustee in respect of any property covered by such appointment shall be exercised or performed by Beneficiary separately, or at the election of Beneficiary by Beneficiary and the Individual Trustee jointly, except to the extent that (i) under any law of any jurisdiction in which any particular act is to be performed by the Individual Trustee, Beneficiary shall be incompetent or unqualified to perform such act or (ii) Beneficiary shall deem it inconvenient or undesirable to perform such act, then in any such event such rights, powers, duties and obligations shall be exercised and performed by the Individual Trustee at the written direction of Beneficiary.

               (iii) Beneficiary at any time, by an instrument in writing executed by it, may accept the resignation of or remove any Individual Trustee. Upon the written request of Beneficiary, Grantor shall join with Beneficiary in the execution, delivery and performance of all instruments and agreements reasonably necessary or proper to effectuate such resignation or removal. A successor to the Individual Trustee so resigned or removed may be appointed in the manner provided in this Section 51.
                                                                ----------

               (iv) Upon the death, resignation or removal of any Individual Trustee, Beneficiary shall have power to appoint and, upon the written request of Beneficiary, Grantor shall, for such purpose, join with Beneficiary in the execution, delivery and performance of all instruments and agreements reasonably necessary or proper to appoint, one or more persons approved by Beneficiary to act as Successor Individual Trustee together with Beneficiary of all or any part of the Trust Estate, with such powers as provided for in this Section 51, and to vest in such
                                              ----------
     person or persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 51. If Grantor does not join in such appointment, within
          ----------
     fifteen (15) days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, Beneficiary acting alone shall make such appointment.

               (v) Should any written instrument from Grantor be reasonably required by any successor Individual Trustee so appointed for more fully confirming to such trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by Grantor.

               (vi) No Individual Trustee hereunder shall be personally liable by reason of any act or omission of Beneficiary or any other Trustee hereunder and Beneficiary shall not be personally liable by reason of any act or omission of the Individual Trustee; neither shall knowledge of Beneficiary be imputed to the Individual Trustee nor shall knowledge of the Individual Trustee be imputed to Beneficiary.

               (vii) Any notice delivered to Beneficiary shall be deemed to have been sufficiently delivered without any delivery to the Individual Trustee.

               (viii) Any obligation of Grantor to file or give notices, reports or information to the Trustees hereunder shall be satisfied by the delivery thereof to Beneficiary.

          Any successor to the Individual Trustee (herein, in this subsection called the "Successor Individual Trustee") shall execute, acknowledge and
            ----------------------------
deliver to his predecessor (herein, in this subsection, called the "Predecessor
                                                                    -----------
Individual Trustee"), Beneficiary and Grantor, an instrument accepting such
------------------
appointment. Thereupon, the Successor Individual Trustee shall, without any further act, deed or conveyance, become vested with the estates, properties, rights, powers, duties and trusts of the Predecessor Individual Trustee in the trusts created by this Mortgage, with the same effect as if originally named as Individual Trustee. At the written request of Grantor, Beneficiary or the Successor Individual Trustee, the Predecessor Individual Trustee shall execute and deliver an instrument transferring to the Successor Individual Trustee, upon the trusts herein expressed, the Trust Estate and shall duly assign, transfer, deliver and pay over to the Successor Individual Trustee, any property and money subject to the Lien hereof held by him. If any written instrument from Grantor or Beneficiary be reasonably required by the Successor Individual Trustee for more fully and certainly vesting in and confirming to the Successor Individual Trustee such estates, properties, rights, powers and trusts, then, at the request of the Successor Individual Trustee, all such instruments shall be made, executed, acknowledged and delivered by Grantor or Beneficiary to the Successor Individual Trustee.

          (e) At any time or times, (i) for the purpose of meeting the Legal Requirements of any jurisdiction in which any part of a Trust Estate may at the time be located or (ii) if Beneficiary deems it to be necessary or desirable for the protection of its interests, Beneficiary shall have the power to appoint, and upon written request of Beneficiary, Grantor shall for such purpose join with Beneficiary in the execution, delivery and performance of all instruments and agreements reasonably necessary or proper to appoint, one or more Persons approved by Beneficiary either to act as co-trustee, jointly with Beneficiary, of all or any part of the Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment which shall expressly designate the property affected and the capacity of the appointee as either a co-trustee or separate trustee, and to vest in such person or persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 51. If Grantor does not join in such
                         ----------
appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, Beneficiary alone shall make such appointment.

          Should any written instrument from Grantor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, by request, be executed, acknowledged and delivered by Grantor.

          Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the same terms as hereinabove set forth for the Individual Trustee.

          (a) Grantor and Beneficiary intend that the relationship created under this Mortgage be solely that of mortgagor and mortgagee. Nothing herein is intended to create a joint venture, partnership, tenancy-in-common or joint tenancy relationship between Grantor and Beneficiary.

          52.  As to Property in Arizona.     Notwithstanding anything to the
               -------------------------
contrary elsewhere in this Mortgage, as to any property of the Trust Estate located in the State of Arizona (collectively, the "Arizona Property"):
                                                    ----------------

               (A) The reference, in GRANTING CLAUSES Paragraph VI, to Sections 9-313 and 9-402 of the Uniform Commercial Code shall be deemed to be reference to 1973 Arizona Revised Statutes Section 47-9313 and 47-9402, respectively.

               (B) This instrument shall constitute a security agreement and continuously perfected fixture filing and financing statement. The Mortgagor hereby grants the Beneficiary to secure the Obligations of the Mortgagor under this Mortgage and any of the Loan Documents a security interest pursuant to Chapter 9 of the Arizona Uniform Commercial Code. The Mortgagor hereby authorizes the Beneficiary to execute, deliver, file or refile as Secured Party, without joinder of the Mortgagor, as Debtor, any Financing Statement, Continuation Statement (as such terms are used in the Arizona Uniform Commercial
Code), or other instruments the Beneficiary may reasonably require from time to time to perfect or renew such security interest under the Arizona Uniform Commercial Code. The Mortgagor is, for the purposes of this Mortgage deemed to be the Debtor, and the Beneficiary is deemed to be the Secured Party. The addresses of Secured Party and Debtor from which information concerning the Credit Agreement may be obtained are set forth in the initial paragraph of this Mortgage.

               (C) This Mortgage shall be deemed to be and shall be construed as a Deed of Trust enforceable in accordance with the applicable laws of the State of Arizona regarding Deeds of Trust or Trust Deeds, as well as an Indenture of Mortgage, Security Agreement, Financing Statement and Assignment of Rents. Reference throughout this instrument to this "Mortgage" shall mean, as appropriate, this Deed of Trust, Indenture or Mortgage, Security Agreement, Financing Statement and/or Assignment of Rents. References throughout this instrument to the "Trustee" or "Trustees" or "Jurisdictional Trustee" shall mean [________________________] whose address is [_________________________].
Nothing herein set forth shall limit the right of the Beneficiary to foreclose this Mortgage as a mortgage under Arizona law, at the option of the Beneficiary. The Arizona Property shall be deemed to be, and hereby is, conveyed and transferred by the Mortgagor, in trust only, to the Trustee, and the reference to "the Beneficiary" in the Granting Clauses of this Mortgage shall, with regard to the Arizona Property, be deemed to be a reference to Trustee so that the Mortgagor mortgages, warrants, grants, bargains, sells, conveys, pledges and assigns the Arizona Property of the Trust Estate to the Trustee, in trust, for the benefit and use of the Beneficiary. Other references to "the Beneficiary" in this Mortgage shall be interpreted to be references to the Beneficiary, the Trustee or both as the context may require in light of the intent of the parties that this Mortgage be construed as a Deed of Trust according to the applicable laws of the State of Arizona regarding Deeds of Trust or Trust Deeds. Nothing contained herein, however, is intended to limit the rights or powers of the Beneficiary as set forth in this Mortgage, except only to the extent necessary to accomplish the purpose stated above.

               (D) Subsection (H) of Section 9(b) and Sections 9(d) and 9(e) are deleted in their entirety as to Arizona Property.

               (E) The provisions as to notices and the manner of giving notices under the Arizona deed of trust statutes (A.R.S. (S) 33-801 et seq.)
                                                                    -- ---
shall apply to any notice required by such statutes in lieu of the notice provisions of Section 26 hereof.

          53.  As to Property in California.  Notwithstanding anything to the
               ----------------------------
contrary elsewhere in this Mortgage, as to any property of the Trust Estate located in the State of California (the "California Property"):
                                         -------------------

          (a) This Mortgage shall constitute a security agreement and continuously perfected fixture filing and financing statement. The Grantor is, for the purposes of this Mortgage, deemed to be the Debtor, and Beneficiary is deemed to be the Secured Party, as those terms are defined and used in the California Uniform Commercial Code. The addresses of the Secured Party and Debtor from which information concerning the security agreement may be obtained are set forth in the initial paragraph of this Mortgage. References to UCC (S) 9-402(f) and UCC (S) 9-501(d) in Section 10(b) of this Mortgage shall be deemed to refer to UCC (S) 9-402(6) and UCC (S) 9-501, respectively.

          (b) This Mortgage shall be deemed to be and shall be construed as a Deed of Trust enforceable in accordance with the applicable laws of the State of California regarding deeds of trust, as well as a Security Agreement, Financing Statement and Assignment of Leases. Reference throughout this instrument to this "Mortgage" shall mean, as appropriate, this Deed of Trust, Security Agreement, Financing Statement and/or Assignment of Leases. Reference throughout this Mortgage to "Grantor" shall mean Trustor, as appropriate. References throughout this instrument to the "Trustee" or "Trustees" shall mean: ____________________, a ________ corporation, subject to substitution as provided in California Civil Code Section 2934(a). The California Property shall be deemed to be and hereby is conveyed and transferred by Grantor, in trust and with power of sale, to Trustee, and the reference to the "Beneficiary" in the Granting Clauses of this Mortgage shall, with regard to the California Property, be deemed to be a reference to Trustee so that Grantor mortgages, warrants, grants, bargains, sells, conveys, pledges and assigns the California Property of the Trust Estate to Trustee, in trust, for the benefit and use of Beneficiary. Other references to "Beneficiary" in this Mortgage shall be interpreted to be references to Beneficiary, Trustee or both as the context may require in light of the intent of the parties that this Mortgage be construed as a Deed of Trust according to the applicable laws of the State of California. Trustee shall have all the obligations, rights, powers and duties of a trustee of a deed of trust as explicitly set forth or necessarily implied in the California Civil Code, as amended; and such rights, powers, duties and obligations shall be exercised and performed by such Trustee at the written direction of Beneficiary or the legal holder of the indebtedness secured hereby. Nothing contained herein, however is intended to limit the rights or powers of Beneficiary as set forth in this Mortgage, except to the extent necessary to accomplish the purpose stated above.

          Each of the remedies set forth herein, including without limitation the remedies involving a power of sale of the California Property and the right of Beneficiary to exercise self-help in connection with the enforcement of the terms of this Mortgage, shall be exercisable if, and only to the extent, permitted by the laws of the State of California in force at the time of the exercise of such remedies without regard to the enforceability of such remedies at the time of the execution and delivery of this Mortgage.

             Beneficiary may elect to foreclose by exercise of the power of sale contained herein, in which event Beneficiary shall notify Trustee and shall, if required, deposit with Trustee the Note, the original or a certified copy of this Mortgage, and such other documents, receipts and evidences of expenditures made and secured hereby as Trustee may require.

               Upon receipt of such notice from Beneficiary, Trustee shall cause to be recorded and delivered to Grantor such notice as may then be required by law and this Mortgage. Trustee shall, without demand on Grantor, after lapse of such time as may then be required by law and after recordation of such notice of default and after notice of sale has been given as required by law, sell the California Property at the time and place of sale fixed by it in said notice of sale, either as a whole or in separate lots of parcel or items as Trustee shall deem expedient, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to the purchaser or purchasers at such sale its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including, without limitation, Grantor, Trustee or Beneficiary, may purchase at such sale.

               (iii) Trustee may postpone the sale of all or any portion of the California Property from time to time in accordance with the laws of the State of California.

          (e) Beneficiary may from time to time rescind any notice of default or notice of sale before any Trustee's sale as provided above in accordance with the laws of the State of California.

          (f) Grantor, as Trustor under this Mortgage, hereby requests that a copy of any Notice of Default or Notice of Sale as may be required by law, which affects the California Property, be mailed to Grantor at the address set forth in Section 26 hereof. Otherwise, neither Trustee nor Beneficiary is under any
   ----------
obligation to notify any person or entity of any action or proceeding of any kind in which Grantor, Beneficiary and/or Trustee shall be a party, unless brought by Trustee, or of any pending sale under any other deed of trust, except as may otherwise be required by law or required hereunder.

          54.  Liability of Assignees of Beneficiary.  No assignee of
               -------------------------------------
Beneficiary (an "Assignee") shall have any personal liability, directly or
                 --------
indirectly, under or in connection with this Mortgage or any amendment or amendments hereto made at any time or times, heretofore or hereafter, any liability being limited to the assets pledged as security pursuant to this Mortgage and Grantor hereby forever and irrevocably waives and releases any and all such personal liability. In addition, no Assignee shall have at any time or times hereafter any personal liability, directly or indirectly, under or in connection with or secured by any agreement, lease, instrument, encumbrance, claim or right affecting or relating to the Properties or to which the Properties are now or hereafter subject. The limitation of liability provided in this Section 51 is (i) in addition to, and not in limitation of, any limitation
     ----------
of liability applicable to the assignee provided by law or by any other contract, agreement or instrument, and (ii) shall not apply to any Assignee's negligence or willful misconduct.

          55.  Securitization.
               --------------

          (a)  Sale of Note and Securitization.  The provisions of this
               -------------------------------
Section 55(a) are subject to the limitation that the Grantor shall not be
-------------
required to incur any additional payment obligations or out-of-pocket expenses except that the 10(b)5 opinion required to be delivered pursuant hereto shall be delivered at Grantor's sole cost and expense. At the request of the holder of the Note and, to the extent not already required to be provided by Grantor under this Mortgage, Grantor shall use reasonable efforts to satisfy the market standards to which the holder of the Note customarily adheres or which may be reasonably required in the marketplace or by the Rating Agencies in connection with the sale of the Note or participation therein or the first successful securitization (such sale and/or securitization, the "Securitization") of rated
                                                      --------------
single or multi-class securities (the "Securities") secured by or evidencing
                                       ----------
ownership interests in the Note and the Mortgage, including:

          (A) (i) provide such financial and other information with respect to the Properties, Grantor and its affiliates, the Manager and any Tenants of the Properties, (ii) provide business plans and budgets relating to the Properties and (iii) to perform or permit or cause to be performed or permitted such site inspection, appraisals, market studies, environmental reviews and reports (Phase I's and, if appropriate, Phase II's), engineering reports and other due diligence investigations of the Properties, as may be reasonably requested by the holder of the Note or the Rating Agencies or as may be necessary or appropriate in connection with the Securitization (the "Provided
                                                                        --------
Information"), together, if customary, with appropriate verification and/or
-----------
consents of the Provided Information through letters of auditors or opinions of counsel of independent attorneys acceptable to Beneficiary and the Rating Agencies, as well as a 10(b)5 opinion from Grantor's counsel with respect to the description of the Loan Documents and the Properties set forth in any prospectus or offering memorandum prepared in connection with the Securitization provided that the Securitization shall close on or before the second anniversary of the Closing hereof;

          (B) make such representations and warranties as of the closing date of the Securitization with respect to the Properties, Grantor, and the Loan Documents as are customarily provided in securitization transactions and as may be reasonably requested by the holder of the Note or the Rating Agencies and consistent with the facts covered by such representations and warranties as they exist on the date thereof, including the representations and warranties made in the Loan Documents; and

          (C) execute such amendments to the Loan Documents and Grantor's organizational documents, and establish and fund such reserve funds (including reserve funds for deferred maintenance and capital improvements) as may be requested by the holder of the Note or the Rating Agencies or otherwise to effect the Securitization, provided, that nothing contained in this subsection
(D) shall result in a material economic change in the transaction.

          (b)  Cooperation with Rating Agencies.  In the event this Loan becomes
               --------------------------------
an asset of a securitization underwritten by Beneficiary or any of its Affiliates, Grantor, prior to such securitization, shall implement any and all operations and maintenance plans recommended for asbestos or other environmental matters recommended in any environmental report and complete all surveys in connection therewith; provided, however, that nothing contained in this paragraph (b) shall limit the obligations of Grantor contained in this Mortgage or the other Loan Documents. In addition, Grantor shall (i) gather any environmental information required by the Rating Agencies in connection with such a securitization, (ii) at Beneficiary's request, meet with representatives of such Rating Agencies to discuss the business and operations of the Trust Estate, and (iii) cooperate with the requests of the Rating Agencies in connection with all of the foregoing as well as in connection with all other matters, including, without limitation, entering into any amendments or modifications to this Mortgage or to any other Loan Document as may be required by the Rating Agencies.

          (c)  Securitization Financial Statements.  Grantor covenants and
               -----------------------------------
agrees that, upon Beneficiary's written request therefor in connection with a securitization in which this Mortgage is to be included as an asset, Grantor shall, at Grantor's sole cost and expense, promptly deliver audited financial statements and related documentation prepared by an independent certified public accountant that satisfy applicable federal securities law requirements for use in a Public Registration Statement (which may include up to three (3) years of historical audited financial statements). A "Public Registration Statement" shall mean a registration statement meeting the requirements of Section 5 of the Securities Act of 1933, as amended.

          (d)  Securitization Indemnification.    Grantor understands that
               ------------------------------
certain of the Provided Information and the information required to be delivered by Grantor hereunder (the "Required Records") may be included in disclosure
                           ----------------
documents in connection with the Securitization, including a prospectus or private placement memorandum (each, a "Disclosure Document") and may also be
                                       -------------------
included in filings with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Securities and
                                         --------------
Exchange Act of 1934, as amended (the "Exchange Act"), or provided or made
                                       ------------
available to investors or prospective investors in the Securities, the Rating Agencies, and service providers relating to the Securitization. In the event that the Disclosure Document is required to be revised prior to the sale of all Securities, Grantor will cooperate with the holder of the Note in updating the Provided Information or Required Reports for inclusion or summary in the Disclosure Document by providing all current information pertaining to Grantor and the Properties necessary to keep the Disclosure Document accurate and complete in all material respects with respect to such matters.

          (ii) In connection with each of (x) a preliminary and a private placement memorandum or (y) a preliminary and final prospectus, as applicable, Grantor agrees to provide an indemnification certificate:

     (A) certifying that Grantor has carefully examined those portions of such memorandum or prospectus, as applicable, pertaining to Grantor, the Properties and the Loan including applicable portions of the sections entitled "Special Considerations", "Description of the Mortgages", "Description of the Mortgage Loans and Mortgaged Properties", "The Manager", "The Grantor" and "Certain Legal Aspects of the Mortgage Loan", and such sections (and any other sections reasonably requested and pertaining to Grantor, the Properties or the Loan) do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading;

     (B) indemnifying Beneficiary and the affiliates of J.P. Morgan Securities, Inc ("JPM"), that has filed the registration statement relating to the
                ---
          securitization (the "Registration Statement"), each of its directors,
                               ----------------------
          each of its officers who have signed the Registration Statement and each person or entity who controls JPM within the meaning of Section 15 of the Securities Act or Section 30 of the Exchange Act of 1933,
          as amended (the "Securities Act") (collectively, the "JPM Group"), and
                           --------------                       ---------
          JPM, each of its directors and each person who controls JPM, within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act (collectively, the "Underwriter Group") for any losses,
                                       -----------------
          claims, damages or liabilities (the "Liabilities") to which
                                               -----------
          Beneficiary, the JPM Group or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the applicable portions of such sections applicable to Grantor, the Properties or the Loan, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated in the applicable portions of such sections or necessary in order to make the statements in the applicable portions of such sections or in light of the circumstances under which they were made, not misleading; and

     (C) agreeing to reimburse Beneficiary and JPM for any legal or other expenses reasonably incurred by Beneficiary and JPM in connection with investigating or defending the Liabilities. Grantor's Liability under clauses (A) or (B) above shall be limited to Liabilities arising out of or based upon any such untrue statement or omission made therein in reliance upon and in conformity with information furnished to Beneficiary by or on behalf of Grantor in connection with the preparation of those portions of the memorandum or prospectus pertaining to Grantor, the Properties or the Loan or in connection with the underwriting of the debt, including financial statements of Grantor, operating statements, rent rolls, environmental site assessment reports and property condition reports with respect to the Properties. This indemnity agreement will be in addition to any liability which Grantor may otherwise have.

          (iii) In connection with filings under the Exchange Act, Grantor agrees to (i) indemnify Beneficiary, JPM Group and the Underwriter Group for any Liabilities to which Beneficiary, the JPM Group or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon the omission or alleged omission to state in the Provided Information or Required Records a material fact required to be stated in the Provided Information or Required Records in order to make the statements in the Provided Information or Required Records, in light of the circumstances under which they were made not misleading and (ii) reimburse Beneficiary or JPM for any legal or other expenses reasonably incurred by Beneficiary and JPM in connection with defending or investigating the Liabilities.

          (iv)  Promptly after receipt by an indemnified party under this
Section 55 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 55, notify the indemnifying party in writing of the
           ----------
commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent that failure to notify causes prejudice to the indemnifying party. In the event that any action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled, jointly with any other indemnifying party, to participate therein and, to the extent that it (or they) may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party under this Section 55 for any legal or other expenses
                             ----------
subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party shall have reasonably concluded that there are any legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. The indemnifying party shall not be liable for the expenses of more than one separate counsel unless an indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to another indemnified party.

          (v) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 55 is for
                                                               ----------
any reason held to be unenforceable by an indemnified party in respect of any losses, claims, damages or liabilities (or action in respect thereof) referred to therein which would otherwise be indemnifiable under Section 55, the
                                                        ----------
indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or action in respect thereof); provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not
guilty of such fraudulent misrepresentation.   In determining the amount of
contribution to which the respective parties are entitled, the following factors shall be considered: (i) the JPM Group's and Grantor's relative knowledge and access to information concerning the matter with respect to which claim was asserted; (ii) the opportunity to correct and prevent any statement or omission; and (iii) any other equitable considerations appropriate in the circumstances. Beneficiary and Grantor hereby agree that it may not be equitable if the amount of such contribution were determined by pro rata or per capita allocation.

          56.    Separate Loans.  Beneficiary reserves the right, exercisable at
                 --------------
any time prior to and contemporaneously with a Securitization, to partition the Loan into two (2) separate components which, together, shall equal the Loan Amount set forth in this Mortgage and which, together, shall bear interest at the same combined Applicable Interest Rate(s) set forth in the Note hereby secured (it being understood that due diligence may result in certain adjustments to the term and amortization of the Partnership Loan). The first component shall be a cross-collateralized, cross-defaulted mortgage secured by the Properties, in substantially the same form as this Mortgage. The second component shall be structured as a fully recourse partnership loan ("Partnership
                                                                     -----------
Loan") made by Beneficiary to certain single purpose parents of partners of
----
Grantor which shall be secured by a pledge of the partners' partnership interest in Grantor. The second component shall not exceed $10,000,000. The Partnership Loan and the loan secured by the mortgage shall be cross defaulted. In addition, the Cash Collateral Agreement shall be amended to provide that Beneficiary shall pay all Operating Expenses from the Operating Account and that the Agent shall disburse the monthly principal and interest payments on the Partnership Loan to the holder thereof before the balance of any amounts remaining in the Operating Account are released to Grantor. Beneficiary shall pay all reasonable, out-of pocket legal fees, title insurance fees and mortgage recordation costs incurred by Grantor, as well as Beneficiary's own costs, in connection with the partitioning of the Loan. The loan documents in connection with the Partnership Loan shall be in form and substance acceptable to Beneficiary and shall contain such representations, warranties and covenants as Beneficiary shall require in similar partnership loans. In the event Beneficiary exercises its option to so partition the Loan, such partitioning shall not effect the aggregate Loan Amount, the aggregate interest rate or maturity of the Loan or any other term or condition of the Loan, it being agreed that each component shall have similar rights with respect to prepayment, release of individual properties, application of insurance proceeds and condemnation awards, provided however, that provisions required as a result of a contemplated securitization shall not be applicable with respect to the second component of the Loan.

          IN WITNESS WHEREOF, this Mortgage has been duly executed by Grantor on the date first hereinabove written.

                                        "GRANTOR"

Signed and acknowledged in the          __________, a _______
presence of:

                                        By:  __________________

________________________                     By:  ________________
Print Name:                                       Name:
                                                  Title:

________________________
Print Name:

STATE OF NEW YORK   )
                         ) ss.
COUNTY OF NEW YORK       )

          On this _____ day of January, 1997, before me, the undersigned Notary Public in and for said County and State appeared __________________________________, personally known to me and, upon oath, did depose and say that he resides at ________________________________, that he is the _______ President of ___________, a ________ ___________ (the
"Corporation"), the general partner of ___________, a ________ limited partnership, and that as such officer, being duly authorized to do so pursuant to its by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument on behalf of the Corporation for the purposes therein contained, by signing the name of the Corporation on behalf of the Corporation by himself as such officer as his free and voluntary act and deed and the free and voluntary act and deed of said Corporation.

          IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                   ___________________________
                                   Notary Public



NOTARIAL SEAL                      My Commission Expires:


                                   ___________________________

                              EXHIBITS A-1 - A-13
                              -------------------

                        Legal Description of Properties

                                   EXHIBIT B
                                   ---------

                             Environmental Reports

                                   EXHIBIT C
                                   ---------

                         SUBORDINATION, NONDISTURBANCE
                            AND ATTORNMENT AGREEMENT

          This Agreement is entered into as of ____________, [199__], by and between ___________________, a _________________ ("Tenant"), and ____________
                                                   ------
("Lender").
  ------

                             W I T N E S S E T H:
                             - - - - - - - - - -

          A. __________ ("Landlord") has executed and delivered a Mortgage
                          --------
Note, dated as of January  , 1997 (the "Note").
                                        ----

          B. The Note is held by the Lender and is secured in part by an Indenture of Mortgage, Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits dated as of January , 1997, among Landlord, as grantor, ______________ Title Insurance Company, as trustee, and Lender, as beneficiary (as amended or modified, the "Mortgage"), which Mortgage is recorded at Book __, Page __ of the Official
---------
Records of ________ County, ________, and covers certain real prop  erty which
is commonly known as         in        , ________ (the "Project") and more
                                                        -------
particularly described on Exhibit A attached hereto and made a part hereof.

          C. Tenant is entering into a lease with Landlord, dated ____________, 19__, pursuant to which Tenant will let certain premises at the Project (the "Lease").
------

          D.  Pursuant to Article [   ] of the Lease, Tenant is required to
enter into this Agreement, and upon execution by Lender and Tenant, the Tenant's leasehold interest in the Project will be subordinate to the interest of Lender under the Mortgage.

          NOW THEREFORE, the parties hereto mutually agree as follows:


          1.  Subordination.  The Lease shall be subject and subordinate in
              -------------
all respects to the Mortgage, and to any and all advances to be made thereunder and all renewals, modifications, consolidations, replace ments and extensions thereof.

          2.  Nondisturbance.  So long as Tenant pays all rents and other
              --------------
charges as specified in the Lease and is not otherwise in default of any of its obligations and covenants pursuant to the Lease beyond any applicable grace periods thereunder, Lender agrees for itself and its successors in interest and for any purchaser of the Project upon a foreclosure of the Mortgage, that Tenant's possession of the premises as described in the Lease and Tenant's other rights under the Lease will not be disturbed during the term of the Lease, as said term may be extended pursuant to the terms of the Lease or said premises may be expanded as specified in the Lease, and that the successor in interest to the rights and obligations of the Landlord under the Lease will abide by the provisions of the Lease, notwithstanding any other provisions in the Mortgage. For purposes of this paragraph, a foreclosure shall include a sheriff's or trustee's sale under the power of sale contained in the Mortgage and any other transfer of the Landlord's interest in the Project under peril of foreclosure, including without limitation the generality of the foregoing, an assignment or sale in lieu of foreclosure.

          3.  Attornment.  Subject (i) to Landlord's successor in interest's
              ----------
full compliance with the conditions relating to nondisturbance as set forth in
Section 2 above and (ii) to the performance by the same of all obligations of the Landlord under the Lease with respect to obligations arising and accrued from and after the date that said successor in interest acquires its interest in the Project, Tenant agrees to attorn to, accept and recognize said successor in interest as the landlord under the Lease for the then remaining balance of the term of the Lease, and any extensions thereof as made pursuant to the Lease. Tenant agrees to execute and deliver, at any time and from time to time, upon the request of Lender or the purchaser at any foreclosure sale or any other suc cessor to Landlord, as the case may be, any reasonable instrument which may be necessary or appropriate to such successor landlord to evidence such attornment.

          4. Notwithstanding anything to the contrary contained herein or in the Lease, it is specifically understood and agreed that Lender or any receiver, purchaser or successor landlord shall not be:

          (a) liable for any act, omission, negligence or default of any prior landlord; provided, however, that such successor landlord shall be liable and responsible for the performance of all covenants and obligations of landlord under the Lease from and after the date that it takes title to the Project; or

          (b) subject to any offsets, claims or defenses which Tenant might have against any prior landlord except those permitted under the Mortgage; or

          (c) bound by any rent or additional rent which is pay able on a monthly basis and which Tenant might have paid for more than one (1) month in advance to any prior landlord.

Notwithstanding the foregoing, Tenant reserves its rights to any and all claims or causes of action against such prior landlord for prior losses or damages and against the successor landlord for all losses or damages arising from and after the date that such successor landlord takes title to the Project.

          5.  Successors.  The obligations and rights of the par ties pursuant
              ----------
to this Agreement shall bind and inure to the benefit of the successors, assigns, heirs and legal representatives of the respective parties.

          IN WITNESS WHEREOF, the parties have executed and deliv  ered this
Agreement in _____________, ____________ County,         , as of the date set
forth above.


                              LENDER:

                              _____________________,
                              as Lender


                              By:  ______________________


                              [TENANT]:


                              By:  ______________________

                                  SCHEDULE 1
                                  ----------

                            Allocated Loan Amounts

Property                                                  Allocated Loan Amount
--------                                                  ---------------------

                                  SCHEDULE 1

                                  SCHEDULE 2
                                  ----------

                Permitted Encumbrances and Operating Agreements

                                  SCHEDULE 2

                                  SCHEDULE 3
                                  ----------

                              Special Assessments

                                  SCHEDULE 3

                                  SCHEDULE 4
                                  ----------

                             Specified Properties

                                  SCHEDULE 4

                                  SCHEDULE 5
                                  ----------

                           Seismic Retrofitting Work

================================================================================================
                                                        ESTIMATED RCV         ESTIMATED UPGRADE
          PROPERTY DESCRIPTION                             @ RISK             CONSTRUCTION COST
------------------------------------------------------------------------------------------------
K-FIDO Bldg #213, 185 S. Douglas St.,
El Segundo, CA                                          $ 2,400,000                $ 75,000
------------------------------------------------------------------------------------------------
K-FIDO Bldg #214, 2260 El Segundo Bl.,
El Segundo, CA                                          $ 4,000,000                $150,000
------------------------------------------------------------------------------------------------
Kilroy Bldg #51, 2031 E. Mariposa Ave.,
El Segundo, CA                                          $ 6,700,000                $ 20,000
------------------------------------------------------------------------------------------------
Kilroy Bldg #236, 1230 S. Lewis St.,
Anaheim, CA                                             $ 1,750,000                $ 75,000
------------------------------------------------------------------------------------------------
Kilroy Bldg #241, 12681/91 Pala Dr.,
Garden Grove, CA                                        $ 2,500,000                $125,000
------------------------------------------------------------------------------------------------
Westlake Plaza II, Ph. I, 2829 T
ownsgate Rd., Thousand Oaks, CA                         $ 6,000,000                $400,000
------------------------------------------------------------------------------------------------
Monarch Industrial Bldg, 12822 Monarch
St., Garden Grove, CA                                   $ 5,700,000                $ 43,000
================================================================================================
TOTAL                                                   $29,050,000                $888,000
================================================================================================

                                  SCHEDULE 5